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                                     CONFIDENTIAL

                         INTERIM CONSUMER CREDIT CARD PROGRAM

                            Dated as of April 1, 1996, As

                          Amended, Restated and Renamed the

                          BANK CREDIT CARD PROGRAM AGREEMENT

                                     Dated as of

                                    April 1, 1996

                                    by and between

                         MONOGRAM CREDIT CARD BANK OF GEORGIA

                                         and

                         MONTGOMERY WARD & CO., INCORPORATED

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                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  DEFINED TERMS.............................................................2

2.  DEFINITIONAL MATTERS.....................................................25

3.  ESTABLISHING ACCOUNTS AND ADDING INDEBTEDNESS............................25
    3.1.   Payment in Respect of Accounts and Indebtedness On and After
           the Conversion Date...............................................25
    3.2.   Payment Amount....................................................26
    3.3.   Support Fees......................................................29
    3.4.   Ineligible Indebtedness...........................................33
    3.5.   Finance Charges...................................................36
    3.6.   Fees Relating to Overlimit Approvals and Temporary Limit
           Increase Approvals................................................39
    3.7.   Starter Card Accounts and Marginal Card Accounts..................40
    3.8.   Monthly Statements................................................41

4.  [ARTICLE INTENTIONALLY OMITTED]..........................................42

5.  RELATIONSHIP OF PARTIES; SERVICING.......................................42
    5.1.   Ownership of Accounts.............................................42
    5.2.   Monogram's Responsibilities.......................................42
    5.3.   Monogram's Liabilities............................................46
    5.4.   MW's Responsibilities.............................................47
    5.5.   Promotions and Solicitations......................................54
    5.6.   [Section Intentionally Omitted.]..................................56
    5.7.   Use of Customer List..............................................56
    5.8.   Monogram's Records................................................58
    5.9.   Representatives...................................................58
    5.10.  Preferred Customer Services.......................................58
    5.11.  Right to Contract.................................................58
    5.12.  Limitation on Monogram............................................59
    5.13.  Right of First Refusal in Respect of Other Credit, Debit or
           Charge Programs...................................................59
    5.14.  Acquisitions/Divestitures/Store Closings..........................61
    5.15.  The Licensed Marks................................................71
    5.16.  MW Coordinator; Marketing Committee...............................76
    5.17.  Customer Moves....................................................78

6.  CONDITIONS PRECEDENT.....................................................78
    6.1.   Conditions to Monogram's Obligations..............................78
    6.2.   Conditions to MW's Obligations....................................80
    6.3.   Conditions to Advances on Accounts by Monogram....................80
    6.4.   Conditions to MW's Obligation to Submit Charge Slips and Credit
           Slips.............................................................82


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                                                                            Page
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7.  SECURITY AND ACCESS TO DATA..............................................82
    7.1.   Nature of Program; Security Interest..............................82
    7.2.   Returns of Merchandise............................................84
    7.3.   Notices to Monogram...............................................85
    7.4.   Further Assurances................................................85
    7.5.   Attorney-in-Fact..................................................85
    7.6.   Continued Liability...............................................86
    7.7.   Other Party May Perform...........................................86
    7.8.   Receipt of Payments...............................................86
    7.9.   Access to Data by Monogram........................................87
    7.10.  Access to Data by MW..............................................87
    7.11.  Audit of Information..............................................88
    7.12.  Right of Setoff...................................................88

8.  REPRESENTATIONS AND WARRANTIES OF MW.....................................88
    8.1.   Corporate Existence...............................................89
    8.2.   Executive Offices and Stores......................................89
    8.3.   Corporate Power; Authorization; Enforceable Obligations...........90
    8.4.   Solvency..........................................................90
    8.5.   Financials........................................................90
    8.6.   No Default........................................................91
    8.7.   Margin Regulations................................................91
    8.8.   No Litigation.....................................................91
    8.9.   Accounts..........................................................91
    8.10.  [Section Intentionally Omitted.]..................................92
    8.11.  The Licensed Marks................................................92

9.  REPRESENTATIONS AND WARRANTIES OF MONOGRAM...............................92
    9.1.   Corporate Existence...............................................92
    9.2.   Corporate Power; Authorization; Enforceable Obligations...........93
    9.3.   Solvency..........................................................94

10. FINANCIAL STATEMENTS AND INFORMATION.....................................94
    10.1.  MW's Reports and Notices..........................................94
    10.2.  [Section Intentionally Omitted.]..................................94

11. INDEMNIFICATION..........................................................95
    11.1.  Indemnification by MW.............................................95
    11.2.  Indemnification by Monogram.......................................96
    11.3.  Defense of Third Party Claims.....................................97
    11.4.  Payment of Indemnified Amounts....................................98
    11.5.  Insurance and Mitigation..........................................98

12. AFFIRMATIVE COVENANTS OF MW..............................................98
    12.1.  Monogram's Forms..................................................98
    12.2.  Compliance with Law...............................................99
    12.3.  MW's Affiliates and Authorized Licensees..........................99
    12.4.  Protection Contracts.............................................100


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                                                                            Page
                                                                            ----

13. AFFIRMATIVE COVENANTS OF MONOGRAM.......................................102
    13.1.  Compliance with Law..............................................102
    13.2.  Securitization, Assignment and Sale Compliance...................103
    13.3.  Sales of Accounts and Indebtedness...............................103

14. NEGATIVE COVENANTS OF MW................................................104
    14.1.  Liens............................................................104
    14.2.  [Section Intentionally Omitted.].................................104
    14.3.  Payments In Respect of Sales on Authorized Affiliates' Credit
           Cards............................................................104
    14.4.  Submission of Charge Transaction Data by Stores Only.............104

15. TERM....................................................................104
    15.1.  Term and Termination.............................................104
    15.2.  Effect of Termination and Reaching the Maximum Aggregate
           Cardholders' Balance.............................................105
    15.3.  Securitization/Participation.....................................124

16. EVENTS OF DEFAULT; RIGHTS AND REMEDIES..................................124
    16.1.  MW Defaults......................................................124
    16.2.  Monogram Defaults................................................126
    16.3.  Monogram Remedies................................................128
    16.4.  MW Remedies......................................................128

17. MISCELLANEOUS...........................................................128
    17.1.  Termination of Interim Agreement; Complete Agreement;
           Modification of Agreement; Assignment and Sale of Interest.......128
    17.2.  [Section Intentionally Omitted.].................................130
    17.3.  [Section Intentionally Omitted.].................................130
    17.4.  [Section Intentionally Omitted.].................................130
    17.5.  No Waiver........................................................130
    17.6.  Remedies.........................................................130
    17.7.  Severability.....................................................130
    17.8.  Parties..........................................................130
    17.9.  Authorized Signature.............................................130
    17.10. Governing Law....................................................131
    17.11. Notices..........................................................131
    17.12. Confidentiality..................................................132
    17.13. Payments.........................................................133
    17.14. [Section Intentionally Omitted.].................................133
    17.15. Section Titles...................................................133
    17.16. Counterparts.....................................................133
    17.17. Disclosure.......................................................134
    17.18. Estoppel Certificates............................................134
    17.19. Foreign Stores...................................................134
    17.20. [Section Intentionally Omitted.].................................134


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                                                                            Page
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    17.21. Third Party Beneficiaries........................................134
    17.22. Force Majeure....................................................134
    17.23. Closing..........................................................134























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         INTERIM CONSUMER CREDIT CARD PROGRAM AGREEMENT, dated as of April 1,
1996, as Amended, Restated and Renamed as the BANK CREDIT CARD PROGRAM AGREEMENT, dated as of April 1, 1996, by and between MONTGOMERY WARD & CO., INCORPORATED ("MW"), an Illinois corporation with its chief executive offices located at 619 West Chicago Avenue, Chicago, Illinois 60671, and MONOGRAM CREDIT CARD BANK OF GEORGIA ("Monogram"), a Georgia banking corporation with its principal place of business located at 7840 Roswell Road, Atlanta, Georgia 30350.

                                 W I T N E S S E T H:

         WHEREAS, Monogram has established programs to extend bankcard credit to qualified customers for the purchase of goods and services for personal, family or household uses; and

         WHEREAS, MW and certain Authorized Affiliates and Authorized Licensees (both as hereinafter defined) are engaged in the business of selling Merchandise (as hereinafter defined) and serving customers; and

         WHEREAS, MW, together with Montgomery Ward Credit Corporation ("MWCC") entered into that certain Account Purchase Agreement, dated as of June 24, 1988, as amended (the "Original Account Purchase Agreement"), pursuant to which MWCC purchased certain accounts of, and operated a private label program in conjunction with, MW; and

         WHEREAS, MW and MWCC have decided to terminate certain of their obligations under the Original Account Purchase Agreement; and

         WHEREAS, as a result of a contribution of capital from General
Electric Capital Corporation ("GE Capital"), Monogram now owns certain accounts, indebtedness and related items previously owned by MWCC under the Original Account Purchase Agreement; and

         WHEREAS, MW and Monogram have entered into that certain Interim Consumer Credit Card Program Agreement, dated as of April 1, 1996 (the "Interim Agreement") pursuant to which Monogram has (i) issued Credit Cards (as hereinafter defined) and (ii) directly extended credit to individuals buying Merchandise at Stores (as hereinafter defined) pursuant to Accounts (including Old Accounts) (both capitalized terms as hereinafter defined); and

         WHEREAS, MW and Monogram previously have executed an agreement, also dated as of April 1, 1996 (the "Noneffective Agreement"), that amended and restated the Interim Agreement, which Noneffective Agreement required, as a condition to its effectiveness, that the transactions contemplated in such Noneffective Agreement be approved by Monogram's shareholder; and

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         WHEREAS, GE Capital, Monogram's sole shareholder, has determined not to approve the transactions contemplated by the Noneffective Agreement without certain modifications; and

         WHEREAS, because the Noneffective Agreement shall not become effective, both MW and Monogram desire to enter into this Agreement (as hereinafter defined) amending, restating and renaming the Interim Agreement as provided herein (if the conditions precedent hereto are satisfied or waived on or prior to the Closing Date), under which Agreement Monogram will continue to issue Credit Cards and extend credit directly to individuals buying Merchandise at Stores pursuant to Accounts (including Old Accounts) under the terms and conditions set forth herein; and

         WHEREAS, the Interim Agreement will terminate if this Agreement becomes effective, the conditions precedent having been met or waived, as of the date hereof or such other date as may be agreed to by the parties; and

         WHEREAS, MW has requested GE Capital, and GE Capital has agreed, to guaranty the obligations of Monogram hereunder.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.  DEFINED TERMS

         As used in this Agreement, the following terms shall have the respective meanings set forth below:

         "Account" shall mean the following:

         (a) a Credit Card-accessed open-end consumer credit account established by Monogram for use in connection with the Program (including, without limitation, an Old Account which was obtained by Monogram and an account arising under the Interim Agreement) by a Cardholder, where the Credit Card bears one of the Licensed Marks and pursuant to which such Cardholder may finance, for personal, family or household purposes only, the purchase of Merchandise at Stores, subject to the terms of a Credit Card Agreement;

         (b)  any and all Account Documentation;

         (c) accounts, accounts receivable, other receivables, indebtedness, contract rights, choses in action,


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              general intangibles, chattel paper, instruments, documents, notes, obligations and all proceeds of the foregoing (as each of those terms which is defined in the Code is so defined) arising in connection with the Credit Card-accessed open-end credit account referred to in subsection (a) of this definition;

         (d) any and all rights and remedies as to stoppage-in-transit, reclamation, return and repossession of Merchandise financed pursuant thereto;

         (e) to the extent assignable, any and all goods or other property, contracts of indemnity, guaranties or sureties standing as security for payment of an Account;

         (f) any and all proceeds of insurance and other proceeds at any time standing as security for payment of an Account; and

         (g) any and all other rights, remedies, benefits, interests and titles, both legal and equitable, in respect of the foregoing.

"Accounts" shall not include (a) those generated pursuant to layaway plans and
(b) those excluded pursuant to Section 5.14 hereof. Except as otherwise expressly provided herein, reference in this Agreement to Accounts only shall include all Accounts (including, without limitation, Old Accounts, Starter Card Accounts, Marginal Card Accounts and accounts created under the Interim Agreement), portions thereof and participations therein then owned or held by Monogram or any direct or indirect assignee or secured party of, or purchaser from, Monogram (collectively, "Assignees"), provided that "Assignees" in no event shall include: (1) MW or an MW Designee, (2) any Person other than an Affiliate of Monogram who has purchased Monogram Defaulted Indebtedness, or (3) with respect to Accounts and Indebtedness purchased by MWCC from Monogram under the Delinquent Account Purchase Agreement, MWCC. With respect to SECTIONS 15.2(2)(i)(B) AND (iii), 15.2(3) AND 15.2(4) (and unless otherwise provided therein), to the extent any Indebtedness relating to Accounts is not owned by Monogram or Assignees, the reference to Accounts shall only include the Indebtedness owned by Monogram and/or Assignees. Except as otherwise expressly provided, references in this Agreement to Accounts shall include written-off Accounts.

         "Account Documentation" shall mean any and all documentation relating to Accounts, including, without limitation, Credit Card Documentation, Charge Transaction Data, checks


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or other forms of payment with respect to an Account, credit bureau reports (to the extent not prohibited from transfer by contract with the credit bureau to the extent such prohibition has not been waived), adverse action notices, change of terms notices, other notices, correspondence, memoranda, documents, stubs, instruments, certificates, agreements, invoices, sales or shipping slips, delivery and other receipts, magnetic tapes, disks, hard copy formats or other computer-readable data transmissions, any microfilm, electronic or other copy of any of the foregoing, and any other written, electronic or other records or materials of whatever form or nature, including, without limitation, tangible and intangible information, arising from or relating or pertaining to any of the foregoing.

         "Account-Related Agreement" shall mean that certain Account Purchase Agreement, dated as of June 24, 1988, as amended, restated and renamed the Account-Related Agreement, dated as of April 1, 1996 and executed and effective simultaneously herewith, between MW and MWCC.

         "Acquiree" shall mean either (i) an existing retail operation (E.G., stores, mail order and home television shopping) or (ii) to the extent of its retail operation, a Person that operates a retail operation, which operation or Person is acquired by, or becomes an Affiliate of, MW.

         "Acquiree Credit Program" shall mean an open-end consumer credit program pursuant to which consumers may finance or otherwise obtain credit for retail purchases of goods and/or services from an Acquiree to the extent such program: (i) is operated by such Acquiree (whether in-house or in connection with an outside Person) and (ii) involves the use of the Acquiree's trademarks, trade names, service marks, logos and/or other proprietary designations.

         "Acquiror Credit Program" shall mean an open-end consumer credit program pursuant to which consumers may finance or otherwise obtain credit for retail purchases of goods and/or services from (as appropriate) a Section 2 Acquiror or Post-Control Loss Acquiror to the extent such program: (i) is operated by such Section 2 Acquiror or Post-Control Loss Acquiror (whether in-house or in connection with an outside Person) and (ii) involves the use of such Section 2 Acquiror's or Post-Control Loss Acquiror's trademarks, trade names, service marks, logos and/or other proprietary designations.

         "Acquisition Notice" shall have the meaning assigned to such term in
SECTION 5.14(1)(b)(i) hereof.


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         "Affiliate" shall mean, with respect to any Person, each Person that controls, is controlled by, or is under common control with, such Person, provided, however, that (a) the term "Affiliate" shall not include any individual, and no individuals shall be taken into account in any determinations under this definition, and (b) neither any direct or indirect owner of equity securities of MW, including General Electric Company and GE Capital, other than Montgomery Ward Holding Corp. so long as it owns all of the outstanding common equity securities of MW ("Holding"), nor any of said Person's Subsidiaries (except that MW, Holding and their respective Subsidiaries may be considered Affiliates of each other), shall be considered to be an Affiliate of MW based solely on its ownership of such equity securities, nor shall MW, Holding and/or their respective Subsidiaries be considered Affiliate(s) of any such owner (including General Electric Company and GE Capital) or such owner's Subsidiaries (except that MW, Holding and their respective Subsidiaries may be considered Affiliates of each other).
For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract, or otherwise.

         "AFF Promotion" shall have the meaning assigned to it in SECTION 3.5(2) hereof.

         "Aggregate Extra Risk Dollar Amount of Monthly Credit Sales" shall mean, for each Fiscal Month, the sum of the Extra Risk Dollar Amount of Monthly Credit Sales for such Fiscal Month.

         "Aggregate Cardholders' Balance" shall mean, at any time, the aggregate of all Indebtedness, but exclusive of any Monogram Defaulted Indebtedness.

         "Aggregate Layer Balance" shall have the meaning assigned to it in
SECTION 3.3(2)(v) hereof.

         "Agreement" shall mean this Bank Credit Card Program Agreement, including all amendments, restatements, replacements, modifications, supplements, exhibits and schedules hereto, and shall refer to this Agreement as the same may be in effect at the time such reference is operative.

         "Anticipated Credit Promotion Amount" shall have the meaning set forth in SECTION 3.5(3)(i) hereof.

         "Assignees" shall have the meaning assigned to it in the definition of "Account" in SECTION 1 hereof.


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         "Authorized Affiliate" shall mean any Affiliate of MW who (a) is listed on EXHIBIT A or (b)(i) Monogram, in response to a request by MW, has agreed in writing (such agreement not to be unreasonably withheld or delayed) may accept Credit Cards in connection with said Affiliate's sale of consumer goods and/or services and (ii) has executed an agreement containing, among other provisions, those contained in EXHIBIT B hereto. Unless otherwise agreed by the parties, EXHIBIT A shall be deemed amended to delete reference to any Person identified thereon on the first date such Person no longer is an Affiliate of MW and such Person shall not be an Authorized Affiliate for or during any time periods thereafter.

         "Authorized Charges" shall have the meaning assigned to it in SECTION 3.5(1) hereof.

         "Authorized Licensee" shall mean (a) the Signature Companies, if they no longer are Authorized Affiliates and (b) any Person who (i) is listed on EXHIBIT C, (ii)(x) Monogram, in response to a request by MW, has agreed in writing (such agreement not to be unreasonably withheld or delayed) may accept Credit Cards in connection with said Person's sale of consumer goods and/or services in the manner and scope approved and (y) has executed an agreement in substantially the form of EXHIBIT D1 or D2 hereto, or (iii)(x) leases or licenses space in any Store operated by MW or an Authorized Affiliate of MW and
(y) has executed an agreement in substantially the form of EXHIBIT D1 or D2 hereto, in each case, as to, and to the extent of, such Person's activities conducted in such Store(s); provided, however, no Person shall be an Authorized Licensee for or during any time period(s) after MW advises Monogram such Person no longer shall be an Authorized Licensee, except that the Signature Companies shall be Authorized Licensees at all times they no longer are Authorized Affiliates.

         "Balance Sheet" shall have the meaning assigned to it in SECTION 8.5 hereof.

         "Bankruptcy Code" shall mean Title 11 of the United States Code, as now constituted or as hereafter amended, or any successor law.

         "Billing Cycle" shall mean the time period between regular periodic Billing Dates for an Account.

         "Billing Date" shall mean, collectively, those dates during a Settlement Period as of which Accounts are billed.

         "Billing Statement" shall mean a summary of credit and/or debit transactions on an Account for a Billing Cycle,


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including, without limitation, a descriptive statement covering purchases of
Merchandise and/or a statement with past due information.

         "Business Day" shall mean any day except (i) Saturday, (ii) Sunday or
(iii) a day on which banks are required or permitted to be closed in the State of Georgia to the extent that the bank or banks from which Monogram wires funds under this Agreement actually are closed on such day.

         "Cancellation Date" shall have the meaning assigned to it in SECTION 5.13(3) hereof.

         "Cardholder" shall mean any natural person who is or may become obligated under, with respect to, or on account of, an Account.

         "Cash Price" shall have the meaning assigned to it in SECTION 5.4(5)(iii) hereof.

         "Charge Slip" shall mean evidence of a sale of Merchandise at a Store to be charged on an Account, including, without limitation, an invoice, sales slip, memorandum of purchase or similar document or an electronic or magnetic transmission.

         "Charge Transaction Data" shall mean Cardholder identification and transaction information with regard to (i) each purchase of Merchandise on an Account and (ii) each return, exchange or adjustment for Merchandise purchased on an Account.

         "Closing Date" shall mean December 23, 1996, or such later date as may be agreed to by the parties in writing.

         "Code" or "UCC" shall mean the Uniform Commercial Code (or similar personal property security law) of the jurisdiction with respect to which such term is used, as now constituted or hereafter amended, or any successor law.

         "Competitor" shall mean those Persons (and their Affiliates) that own or control the retail operations now commonly known as Sears or J.C. Penney or any successors to such retail operations.

         "Contractual Method" shall mean the method of calculating Monogram Defaulted Indebtedness whereby all Indebtedness in respect of an Account shall be considered Monogram Defaulted Indebtedness in the Billing Cycle following the Billing Cycle in which the Cardholder is considered past due for one hundred fifty (150) days on one minimum payment, all in accordance with Monogram's policies and practices, including, without limitation, such policies and practices with respect to extensions, recycles, partial payments (which shall require Cardholders to pay a minimum of 90% of the required periodic payment specified in their Credit Card Agreements to avoid further aging) and other adjustments, as of the date hereof. For the avoidance of doubt, by way of example: For a Cardholder who first is billed on the fifteenth of month one, the related payment is due on the fifteenth of month two. If a payment is not made by the fifteenth of month three, such payment is considered past due for thirty (30) days or more on one minimum payment. In summary, there is a two-month timing difference between the time an Account is billed and when it is considered one month past due.

         "Control Loss Event" shall mean an event the result of which is that GE Capital (or an Affiliate thereof) no longer possesses the rights to block or prevent all of the actions set forth in the subsections of Section 5.3 of the Stockholders' Agreement, dated as of June 17, 1988, as amended and restated as of August 1, 1994, between BFB Acquisition Corp., Bernard F. Brennan, GE Capital and certain other Persons (the "Stockholders' Agreement"), whether or not the Stockholders' Agreement remains in effect.

         "Conversion Date" shall mean April 1, 1996.

         "Credit Account" shall have the meaning assigned to it in SECTION 3.7(1) hereof.

         "Credit Card" shall mean a card issued by Monogram bearing the words "Montgomery Ward" and/or another of the Licensed Marks and issued to a Cardholder, which card allows said Cardholder to purchase Merchandise under an Account.

         "Credit Card Agreement" shall mean a credit card agreement between Monogram and a Cardholder governing the use of an Account, including an Old Account, together with any amendments, modifications, restatements, replacements or supplements which now or hereafter may be made to such Credit Card Agreement.

         "Credit Card Application" shall mean Monogram's credit application, which application must be completed and submitted for review to Monogram by individuals who wish to become Cardholders.

         "Credit Card Documentation" shall mean, with respect to Accounts, all Credit Card Applications, Credit Card Agreements, Credit Cards, Charge Slips, Credit Slips and Billing Statements relating to such Accounts.

         "Credit Card Receivables Sale Agreement" shall mean that certain Credit Card Receivables Sale Agreement, dated as of April 1, 1996, between Monogram and MWCC, as such agreement may be amended, restated, replaced, modified and/or supplemented from time to time, provided that, unless agreed to or approved by MW, such changes shall not adversely affect MW under this Agreement or any other agreement(s) between MW and Affiliates of Monogram relating to the Program.

         "Credit Limit" shall mean, with respect to any Cardholder on any date, the dollar limit set by Monogram for such Cardholder to allow him/her to make purchases on his/her Account to the extent of such limit, as the same is adjusted from time to time (it being understood that such adjustments shall not include those purchase-specific or temporary adjustments made by Monogram thereto).

         "Credit Promotions" shall have the meaning assigned to it in SECTION 3.5(2) hereof.

         "Credit Promotions Account" shall have the meaning assigned to it in
SECTION 3.5(3) hereof.

         "Credit Sales" shall mean, for any period, the total gross sales price, including sales tax, LESS returns and allowances, for such period arising from the sale of Merchandise by MW, Authorized Affiliates and Authorized Licensees pursuant to Accounts.

         "Credit Slip" shall mean evidence of an adjustment or credit on an Account for a return or exchange of Merchandise purchased on such Account.

         "Customer List" shall mean any identification (whether in hard copy, magnetic tape or other format) of (i) Cardholders and/or (ii) applicants for Accounts (both categories of Persons in their capacities as credit customers or potential credit customers with respect to purchases from Stores), on the Conversion Date or any date(s) thereafter, including, without limitation, any list identifying the name, address, telephone number and social security number of any such Person, alone or together with any other information that Monogram has in its files with respect to such Person in connection with the Program.
For the avoidance of doubt, it is acknowledged and agreed that the Customer List shall not include any such identifications of cardholders obligated in respect of Accounts on and after the date sold to MWCC under the Delinquent Account Purchase Agreement. For purposes of this definition, the Customer List shall include any identification(s) of Cardholders or applicants


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for Accounts provided to MW by Monogram and maintained by MW, whether or not
Monogram has maintained such identification(s).

         "Decremental Layer Balance" shall have the meaning assigned to it in
SECTION 3.3(2)(iv) hereof.

         "Delinquent Account Purchase Agreement" shall mean that certain Delinquent Account Purchase Agreement, dated as of April 1, 1996, between MWCC and Monogram, as such agreement may be amended, restated, replaced, modified and/or supplemented from time to time, provided that, unless agreed to or approved by MW, such changes shall not adversely affect MW under this Agreement or other agreement(s) between MW and Affiliates of Monogram relating to the Program.

         "Delivery Date" shall have the meaning assigned to it in SECTION 5.4(5)(ii) hereof.

         "Designated Insured Percentage" shall have the meaning assigned to such term in SECTION 12.4(1) hereof.

         "Divested Store" shall have the meaning assigned to it in the definition of "MW Divestiture" in SECTION 1 hereof.

         "Divestiture Contract Date" shall mean, for any contemplated MW Divestiture, the date of execution of the agreement(s) governing such contemplated MW Divestiture.

         "Divestiture Date" shall mean the date of the closing of any MW Divestiture.

         "Divestiture Notice" shall have the meaning assigned to such term in
Section 5.14(3)(i).

         "Divestiture-Related Account" shall mean, as of any Divestiture Date, an Account (except to the extent of Indebtedness on such Account sold to MWCC under the Credit Card Receivables Sale Agreement, which Indebtedness shall not be included within this definition) the primary Cardholder in respect of which lives in a zip code area within fifty (50) miles of the zip code area of a Divested Store being sold or otherwise transferred for value as part of the MW Divestiture in question on such Divestiture Date, but (i) does not live within fifty (50) miles of the zip code area of a retail Store location operated by MW or an Authorized Affiliate not being sold or otherwise transferred for value on such Divestiture Date and (ii) has not made a purchase on his or her Account through a non-retail Store location operated by MW or Authorized Affiliate during the immediately preceding 12-month period.

         "Divestiture-Related Account Purchase Price" shall mean, for any Divestiture-Related Accounts to be sold on any date, an amount equal to: (i)
[        ]* as to Indebtedness on such Divestiture-Related Accounts (which, for the avoidance of doubt, shall not include Indebtedness sold to MWCC under
the Credit Card Receivables Sale Agreement) on such date, [        ]* (ii)
[        ]* computed in accordance with Monogram's Accounting Practices and based on the proportion of the Aggregate Cardholders' Balance of the Indebtedness described in subsection (i) of this definition to all Indebtedness (which shall not include Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement) other than Monogram Defaulted Indebtedness.

         "Dominant Card" shall have the meaning assigned to it in SECTION 5.14(6) hereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Existing Program" shall have the meaning assigned to that term in
SECTION 5.13(2) hereof.

         "Extra Risk Dollar Amount of Monthly Credit Sales" shall mean, for each Fiscal Month for each Person (or division of each Person) for whom algorithms for Overlimit Approvals have been set by each party, a dollar amount equal to (i) the Indebtedness created by sales by such Person in such Fiscal Month which would not have been made without Overlimit Approvals, MULTIPLIED BY
(ii) the percentage derived by use of such algorithms (as each such Person's algorithms may be modified by such Person from time to time).

         "Final Blended Rate" shall have the meaning assigned to it in SECTION 3.3(3)(v) hereof.

         "Fiscal Month" shall mean, during any Fiscal Year, each month as defined by Monogram on its fiscal calendar for that Fiscal Year.

         "Fiscal Year" shall mean a fiscal year the dates of which are specified by Monogram, provided each Fiscal Year must end on December 31 or within seven (7) days before or after December 31 of each year.

         "Five-Year Rate" shall have the meaning assigned to it in SECTION 3.3(2)(viii) hereof.

*Confidential treatment has been requested with respect to this information.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

         "GE Capital" shall have the meaning assigned to it in the RECITALS hereto.

         "Governmental Authority" means the United States, any State, or any other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, in each case whether national, State or local.

         "Guaranty" shall mean that certain Guaranty of Bank Credit Card Program Agreement, of even date herewith, the form of which is attached hereto as EXHIBIT E hereto.

         "Holding" shall have the meaning assigned to it in the definition of "Affiliate" in SECTION 1 hereof.

         "Incremental Layer Balance" shall have the meaning assigned to it in
SECTION 3.3(2)(iv) hereof.

         "Indebtedness" shall mean, at any time, the outstanding obligation incurred by a Cardholder under an Account (including any Old Account), including, without limitation, any charges for Merchandise (which includes insurance financed pursuant to an Account), sales tax, finance charges and any other charges in respect of an Account, whether accrued or billed, inclusive of finance charges subject to possible reversal due to unexpired AFF Promotions, as all such charges are determined pursuant to Monogram's Accounting Practices.
For the avoidance of doubt, reference in this Agreement to Indebtedness (i) shall include only all Indebtedness then owned or held by Monogram or Assignees and (ii) shall not include (a) Indebtedness sold to MWCC under the Delinquent Account Purchase Agreement and (b) Monogram Defaulted Indebtedness sold to any Person other than an Affiliate of Monogram.

         "Ineligible Indebtedness" shall mean Indebtedness which MW is required to purchase from Monogram pursuant to SECTION 3.4 hereof.

         "Infringements" shall have the meaning assigned to such term in
SECTION 5.15(6) hereof.

         "Initial Term" shall have the meaning assigned to such term in SECTION 15.1(1) hereof.

         "In-Store Payment" shall mean any payment on an Account made by a Cardholder (or any other person acting on behalf of a Cardholder) at a Store.

         "Insurance Lapse Date" shall have the meaning assigned to it in
SECTION 12.4(2).

         "Interim Agreement" shall have the meaning assigned to it in the RECITALS hereto.

         "Interim Percentage" shall mean an amount equal to (a) the sum of (i) the amount reasonably estimated by MW to represent the potential cost to perform the outstanding obligations under the Protection and (ii) the amount reasonably estimated by Monogram to represent the potential cost to perform the outstanding obligations under the Protection, DIVIDED BY (b) 2. Each such estimate shall be based upon an actuarial estimate of the costs to Monogram and/or its Affiliates of providing the Protection.

         "Layer Balance" shall have the meaning assigned to it in SECTION 3.3(2)(iv) hereof.

         "Layer Balance Date" shall have the meaning assigned to it in SECTION 3.3(2)(iii) hereof.

         "Layer Blended Rate" shall have the meaning assigned to it in SECTION 3.3(2)(vi) hereof.

         "License Term" shall have the meaning assigned to it in SECTION 5.15(5) hereof.

         "Licensed Marks" shall mean the trademarks, trade names, service marks, logos and other proprietary designations of MW listed on SCHEDULE 5.15 hereto, which Schedule (as amended by MW from time to time) at all times shall contain all trademarks, trade names, service marks, logos and other proprietary designations of MW and Authorized Affiliates used in connection with their retail operations.

         "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest (including, without limitation, any interest of a buyer of accounts or chattel paper that is subject to Article 9 of the Code), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the fore-going, and the filing of, or agreement to file, any financing statement pursuant to the Code).

         "Liquidation Account" shall have the meaning assigned to it in SECTION 6.3(5) hereof.

         "Liquidation Account Commercial Paper Rate" shall mean, as of the last
Business Day of any Settlement Period, [        ]* sold by or through any
Person as published in The Wall Street Journal on that day, or if not published therein, as published or made available by such other source as Monogram reasonably shall determine.

         "Marginal Card Account" shall mean an Account, until such time, if any, such Account has been converted to a Credit Account pursuant to SECTION 3.7 hereof, established by Monogram for an applicant who does not meet the credit requirements for a Credit Account but exceeds the credit requirements for a Starter Card Account, and includes an Old Account acquired or established by MWCC for an applicant who did not meet MWCC's credit requirements for a credit account but exceeded MWCC's credit requirements for a Starter Card Account.

         "Marketing Agreement" shall mean any agreement(s) between the Signature Companies and MW and/or Affiliates of MW relating to, among other things, the use by the Signature Companies of customer lists, names and trademarks of MW and/or its Affiliates in connection with the Signature Companies' sales and operations, as such agreement(s) may be amended, restated, replaced, modified and/or supplemented from time to time, but only to the extent the initial such agreement is entered into in connection with the purchase or other acquisition of the Signature Companies by an Affiliate of Monogram.

         "Marketing Committee" shall have the meaning assigned to it in SECTION 5.16(1) hereof.

         "Maximum Aggregate Cardholders' Balance" shall mean (a) the amount
equal to the difference between (i) [        ]* (which is based on current
credit terms) and (ii) the aggregate of indebtedness on accounts owned by an Affiliate of Monogram in connection with any agreement with MW relating to the Program excluding (i) any indebtedness written off by such Affiliate in accordance with it accounting practices and (ii) for the avoidance of doubt, Indebtedness, or (b) such higher amount as MW and Monogram may from time to time agree to as provided herein.

*Confidential treatment has been requested with respect to this information.

         "Merchandise" shall mean goods and services including, without limitation, accessories, installation, delivery services, automotive services, repair services, service contracts, warranties, insurance and club fees, as well as any other items which Monogram from time to time agrees may be sold on Accounts, for personal, family or household use. Merchandise shall include items that are new or used at the time of sale, including clearance items and items that are returned or repossessed and restored to the inventory and subsequently offered for resale.

         "Modified Thirty-Day Commercial Paper Rate" shall have the meaning assigned to such term in SECTION 3.3(2)(vii) hereof.

         "Money Cost Balance" shall have the meaning assigned to it in SECTION 3.3(2)(i) hereof.

         "Money Cost Model" shall have the meaning assigned to it in SECTION
3.3 hereof.

         "Money Cost Net Receivable Balance" shall have the meaning assigned to it in SECTION 3.3(2)(ii) hereof.

         "Monogram" shall have the meaning assigned to it in the INTRODUCTORY PARAGRAPH hereof.

         "Monogram Default" shall have the meaning assigned to it in SECTION
16.2 hereof.

         "Monogram Defaulted Indebtedness" shall mean any Indebtedness, including, without limitation, Old Indebtedness and Indebtedness arising pursuant to Marginal Card Accounts and Starter Card Accounts, (a) where Monogram and/or an Affiliate of Monogram has received official notice that the Cardholder in respect of such Indebtedness has filed a petition for relief under the Bankruptcy Code, made a general assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code, or has suffered a receiver or trustee to be appointed for all or a significant portion of its assets, and Monogram has concluded that the relevant Indebtedness should be written off on its books, (b) where Monogram and/or an Affiliate of Monogram has received reliable notice that the Cardholder has died and the earlier occurs of (i) the receipt of information that there are no assets in the estate or that there has been a judicial determination that there are no assets in the estate, or (ii) ninety (90) days have elapsed since Monogram and/or an Affiliate of Monogram received such notification of death,
(c) where the Cardholder has asserted that the Indebtedness was fraudulently incurred and the claim of fraud is not frivolous, (d) where Merchandise has been repossessed and the Cash Price of such Merchandise is a substantial portion of the Indebtedness outstanding on the Account immediately prior to the time of repossession, (e) where a settlement is reached with a Cardholder as to the total amount owing in connection with an Account and such amount has been paid, to the extent of such unpaid amount, (f) where verification is obtained that the Cardholder is confined to a jail, nursing home or similar institution, (g) where the Indebtedness is deemed by Monogram to be uncollectible due to the fact that the Account of which it is a part has been chronically past due and delinquent, or (h) where any Indebtedness in respect of an Account becomes Monogram Defaulted Indebtedness based on the Contractual Method. Notwithstanding the foregoing, in no event shall Monogram Defaulted Indebtedness include (x) Indebtedness written off prior to the Conversion Date, or (y) Indebtedness that is Monogram Defaulted Indebtedness due to the fraud of Monogram, its employees, agents or representatives. Monogram Defaulted Indebtedness shall be deemed to be such after the first event set forth above which qualifies it as such occurs; provided, that with respect to subsections
(b)-(g) above, Monogram Defaulted Indebtedness shall be deemed to be such within a reasonable time, not to exceed one hundred twenty (120) days, after the first event set forth above which qualifies it as such occurs. For the avoidance of doubt, it is understood and agreed that (1) all references in this Agreement to Monogram Defaulted Indebtedness includes all such Indebtedness owned by Monogram and/or owned or held by any Assignees, including an Affiliate of Monogram, and
(2) notwithstanding any policies or procedures with respect to the financial reporting of finance charges, late fees, insufficient fund fees and other charges and fees assessed to a Cardholder, Monogram Defaulted Indebtedness shall include all such charges and fees billed to a Cardholder with respect to Indebtedness which are unpaid at the time such Indebtedness becomes Monogram Defaulted Indebtedness, and (3) references to an Affiliate of Monogram shall mean only such Affiliates or parts of such Affiliates that participate in the Program.

         "Monogram's Accounting Practices" shall mean the general accounting practices followed by Monogram on a consistent basis with respect to the manner in which it conducts its business, which practices shall be in accordance with GAAP, including, without limitation, Monogram's practices for accruing charges and calculating receivables, except that, notwithstanding any policies or procedures under GAAP or of Monogram with respect to the accounting and reporting of finance and other charges, Indebtedness shall include all finance and other charges (i) billed to Cardholders with respect to AFF Promotions where charges are subject to credit if the Cardholders make all payments under the terms of such AFF Promotions and (ii) accruing and/or billed on delinquent Accounts after the point (currently

90 days) at which Monogram no longer accrues such fees and charges under GAAP.

         "Monthly Billed Indebtedness" shall mean, for any Settlement Period, the sum of Indebtedness during such Settlement Period, as computed pursuant to Monogram's Accounting Practices, but without the deduction of any allowance for bad debts, billed to Cardholders on each Billing Cycle closing date during that Settlement Period and billed to MW during that Settlement Period in connection with Reduced Accounts.

         "Monthly Payment Period" shall have the meaning assigned to such term in the Account-Related Agreement.

         "Monthly Yield Percentage" shall mean, for any Settlement Period or part thereof, the amount (expressed as a percentage) obtained by (a) dividing
(i) the total amount of finance charges billed to Cardholders or billed to MW in connection with Reduced Accounts during such period with respect to Indebtedness, less all finance charges credited in respect of such Indebtedness during such period (other than finance charges credited during such period as the result of (x) payments on such Accounts by Cardholders, (y) payments on such Accounts by MW in connection with Reduced Accounts, and (z) successful completion of AFF Promotions) by (ii) Monthly Billed Indebtedness for such period, (b) multiplying such quotient by 12 and (c) rounding the resulting product to two (2) decimal places.

         "MW" shall have the meaning assigned to it in the Introductory Paragraph hereto.

         "MW Coordinator" shall mean the employee of MW in charge of coordinating MW's responsibilities under this Agreement.

         "MW Default" shall have the meaning assigned to it in SECTION 16.1 hereof.

         "MW Designee" shall have the meaning assigned to it in SECTION 15.2(2)(i)(B) hereof.

         "MW Divestiture" means any sale or other transfer for value, directly or indirectly, of retail Store locations (other than (i) the sale or transfer to Monogram, an Affiliate of Monogram or an Authorized Affiliate; (ii) a sale of all or substantially all of the business of MW where this Agreement is assigned as provided in SECTION 17.1(3), and (iii) Stock or other direct or indirect transfers of equity interests in MW), by MW or a Relevant Authorized Affiliate to a Person or Persons who, after the relevant divestiture, shall continue to operate the retail

Store locations to be sold or transferred as retail store locations in which
more than [        ]* of sales will be made utilizing open-end
consumer credit programs bearing such acquiror's tradestyle (such percentage of
sales will be presumed to be more than [        ]* unless demonstrated
otherwise by MW and each such location to be referred to as a "Divested Store"), which sale or transfer occurs in one or more transactions or series of transactions on a cumulative basis during any rolling 18-month period where the Divested Store in question, when coupled with Divested Stores previously divested during such rolling 18-month period by MW and Relevant Authorized
Affiliates, accounted for a total of [        ]* or more of Credit Sales
(such percentage for each Divested Store being determined by comparing the Credit Sales for each Divested Store in question to Credit Sales for all Stores during the 12-month period prior to the date on which MW delivers (or is obligated to deliver) the Divestiture Notice, as to each Store divestiture in question) (it being understood that for purposes of allocating Credit Sales to Store(s): (a) an Account of a Cardholder whose zip code area is within fifty
(50) miles of the zip code area(s) of the Divested Store or Stores being so sold or otherwise transferred for value shall be attributed to such Store or Stores unless (i) there is another retail Store location or locations operated by MW or an Authorized Affiliate not being sold or otherwise transferred for value as part of such divestiture within fifty (50) miles of such Cardholder's zip code area or (ii) the Cardholder has made a purchase on his or her Account through a non-retail Store location operated by MW or an Authorized Affiliate during the immediately preceding 12-month period; and (b) if Store(s) are sold or otherwise transferred for value at any time during the first twelve months following the date hereof, the percentage of credit sales attributable to such Stores will be determined using (as necessary) monthly credit sales figures under the program operated pursuant to the Original Account Purchase Agreement).

When determining whether a MW Divestiture has occurred "on a cumulative basis during any rolling 18-month period," each new occurrence of an event shall be considered together with all prior such events that occurred during the immediately preceding rolling 18-month period such that the relevant percentage calculated with respect to a divestiture for one 12-month period is added to the relevant percentage(s) calculated with respect to divestiture(s) (within the rolling 18-month period) for other 12-month periods. Example: On Day 1, MW
sells Stores operated by MW which accounted for [        ]* of Credit Sales
during the 12 months immediately preceding delivery of the related Divestiture Notice. There has been no MW Divestiture. On Day 400, a Relevant Authorized
Affiliate sells Stores which accounted for [        ]* of Credit Sales during
the 12 months immediately preceding delivery

*Confidential treatment has been requested with respect to this information.

of the related Divestiture Notice.  Since MW and Relevant Authorized Affiliates
have sold Stores as to which [        ]* of Credit Sales were attributable
during a rolling 18-month period (albeit calculated on different bases), an MW Divestiture has occurred.

         "MWCC" shall have the meaning assigned to it in the RECITALS hereto.

         "Net Layer Balance Product" shall have the meaning assigned to it in
SECTION 3.3(3)(ii) hereof.

         "Net Receivable Balance" shall mean, for the day in question, the amount by which (a) the Aggregate Cardholders' Balance (other than the portion thereof comprising Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement) as of the opening of business of such day, as computed pursuant to Monogram's Accounting Practices, exceeds (b) the amount of any allowance for bad debts on the books of Monogram or Assignees other than MWCC with respect to the Indebtedness comprising the Aggregate Cardholders' Balance (again other than the portion thereof comprising Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement), as of the opening of business on such day, also as computed pursuant to Monogram's Accounting Practices.

         "New Indebtedness" shall mean any Indebtedness arising on or after the Conversion Date.

         "New Mark" shall have the meaning assigned to it in SECTION 5.15(1)(b) hereof.

         "Non-Converted Accounts" shall mean any account, account receivable, other receivable, indebtedness, contract right, chose in action, general intangible, chattel paper, instrument, document, note, or obligation and all proceeds of the foregoing to the extent purchased and/or established by MWCC prior to April 1, 1996, owned by MWCC or MW on such date, and not sold by MWCC to GE Capital on such date, wherever located, purchased or established under the Original Account Purchase Agreement arising out of the sale of Merchandise to any MWCC Cardholder (as defined in the Account-Related Agreement), including those owned by MWCC Assignees (as defined in the Account-Related Agreement). Non-Converted Accounts shall include the foregoing items, whether or not written off.

         "Obligations" shall mean, on any day, any and all liabilities or obligations owing by MW to Monogram or any of Monogram's Affiliates pursuant to this Agreement or the Account-Related Agreement, including those obligations incurred prior to the date hereof. The term includes, without limitation, any fee,

*Confidential treatment has been requested with respect to this information.

charge, expense, attorney's fee or other sum chargeable to MW pursuant to this Agreement or the Account-Related Agreement.

         "Old Account" shall mean any account arising prior to the Conversion Date under the Original Account Purchase Agreement, the terms of which were governed by either (i) a credit agreement between a consumer and MW and assigned to MWCC or (ii) an agreement between a consumer and MWCC with respect to the State of Washington, both if and to the extent Monogram acquires such account and converts it to an Account.

         "Old Indebtedness" shall mean any Indebtedness arising on an Old Account prior to the Conversion Date.

         "Original Account Purchase Agreement" shall have the meaning assigned to it in the RECITALS hereto.

         "Overlimit Approval" shall mean any decision by Monogram, granted at MW's request, to allow a Cardholder to make a purchase on his/her Account in excess of such Cardholder's Credit Limit.

         "Payment Amount" shall have the meaning assigned to it in SECTION 3.2(1) hereof.

         "Permitted Businesses" shall have the meaning assigned to it in
SECTION 5.15(2) hereof.

         "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Post-Control Loss Acquiror" shall mean any Person (other than Monogram, Affiliates of Monogram or an Affiliate of MW) who: (i) operates, or after the relevant divestiture by MW or an Authorized Affiliate will operate, a Divested Store, and (ii) makes an acquisition which would constitute a MW Divestiture at any time on or after a Control Loss Event.

         "Primary Card" shall mean, for any Cardholder, either (i) the Credit Card or (ii) a credit card issued under any other agreement between an Affiliate of MW and Monogram, which Monogram and MW reasonably project will generate the greatest amount of private label credit purchases at Stores on such Credit Card or credit card by residents living in that Cardholder's or card-holder's zip code during the twelve month period following such determination.

         "Prime Rate" shall mean, on any day, [        ]* (or, if such
publication or index is discontinued, such other publication or index of similar type mutually agreed to by MW and Monogram), regardless of whether such rate is ever applied.

         "Program" shall mean the program established by Monogram with MW under this Agreement and made available to qualified applicants for the purchase of Merchandise, which program shall include, without limitation, the extension of credit to qualified applicants, billings, collections and customer services by Monogram, accounting between the parties, and all other aspects of the customized credit plan specified herein and in Credit Card Agreements.

         "Protection" shall have the meaning assigned to it in SECTION 12.4(1).

         "Protection Account" shall have the meaning assigned to such term in
SECTION 12.4(2) hereof.

         "Provisions" shall have the meaning assigned to such term in SECTION 15.2(1).

         "Purchased Monogram Account" shall mean any Account (as defined in the Account-Related Agreement), including any Indebtedness thereon, purchased by MWCC from Monogram under the Delinquent Account Purchase Agreement, including those owned by MWCC Assignees (as defined in the Account-Related Agreement). Purchased Monogram Accounts shall include such Accounts that are written off. For the avoidance of doubt, it is acknowledged that Purchased Monogram Accounts do not include those written-off accounts and/or indebtedness sold to third parties.

         "Purchaser" shall have the meaning assigned to it in SECTION 17.1(4) hereof.

         "Reduced Accounts" shall have the meaning assigned to it in SECTION 3.5(1) hereof. Reduced Accounts shall not include Accounts to the extent subject to Skip Free Promotions or AFF Promotions.

         "Reduced Charges" shall have the meaning assigned to it in SECTION 3.5(1) hereof.

*Confidential treatment has been requested with respect to this information.

         "Relevant Authorized Affiliate" shall mean any Authorized Affiliate, to the extent such Authorized Affiliate is not a party to an agreement with Monogram or an Affiliate of Monogram providing for the operation by Monogram or such Affiliate of a credit card program relating to such Authorized Affiliate.

         "Remade Monogram Representations and Warranties" shall have the meaning assigned to it in SECTION 9 hereof.

         "Remade MW Representations and Warranties" shall have the meaning assigned to it in SECTION 8 hereof.

         "Response Date" shall have the meaning assigned to it in SECTION 15.2(3)(i) hereof.

         "Retailer Department" shall have the meaning assigned to it in SECTION 17.1(4) hereof.

         "Section 2 Acquiror" shall have the meaning assigned to such term in
SECTION 5.14(2) hereof.

         "Settlement Period" shall mean a Fiscal Month. Each Fiscal Year shall contain twelve (12) Settlement Periods.

         "Signature Companies" shall mean those companies owned by MW prior to the Conversion Date and operating as part of the group of companies known as Signature, whether or not the word Signature is used in the names of such companies, and any successors thereto or assignees thereof.

         "Signature License" shall mean any agreement between Monogram and the Signature Companies in substantially the form attached as EXHIBIT F hereto, which EXHIBIT F may be amended only with MW's consent.

         "Skip Free Promotions" shall have the meaning assigned to it in
SECTION 3.5(2) hereof.

         "Solvent" shall mean, when used with respect to any Person, that (a) the present fair salable value of such Person's assets as a going concern is in excess of the total amount of its liabilities as would be reflected on a balance sheet for a going concern determined in accordance with GAAP, and (b) such Person is presently generally able to pay its debts as they become due, excluding any debts that are subject to a bona fide dispute. The phrase "present fair salable value" of a Person's assets is intended to mean that value which can be obtained if the assets are sold within a reasonable time in arm's-length transactions in an existing and not theoretical market.

         "Starter Card Account" shall mean an Account, until such time, if any, such Account has been converted to a Credit Account pursuant to SECTION 3.7 hereof, established by Monogram for an applicant who does not meet Monogram's credit requirements for a Credit Account or the requirements for a Marginal Card Account, and includes an Old Account acquired or established by MWCC for an applicant who did not meet MWCC's credit requirements for a credit account or the credit requirements for a Marginal Card Account.

         "State" shall mean a State of the United States of America or the District of Columbia.

         "Stock" shall mean all shares, options, interests, participations or other equivalents (regardless of how designated) of or in a corporation or other entity, whether voting or nonvoting, including, without limitation, common stock preferred stock, or warrants or options for any of the foregoing.

         "Stockholders' Agreement" shall have the meaning assigned to such term in the definition of "Control Loss Event" in SECTION 1 hereof.

         "Stores" shall mean retail establishments and other means to conduct retail businesses (E.G., mail order or home television shopping) operated by MW, Authorized Affiliates or Authorized Licensees.

         "Store Closing" shall mean (i) a permanent closing of a retail Store location or locations by MW or a Relevant Authorized Affiliate, (ii) the sale or other transfer for value (other than (x) the sale or transfer to Monogram, an Affiliate of Monogram or an Authorized Affiliate, (y) a sale of all or substantially all of the business of MW where this Agreement is assigned as provided in SECTION 17.1(3) or (z) Stock or other direct or indirect transfers of equity interests in MW) of a retail Store location or locations by MW or a Relevant Authorized Affiliate to a Person or Persons who shall not operate such
store as a retail store in which more than [        ]* of sales will
be made utilizing open-end consumer credit programs bearing such acquiror's tradestyle (such percentage of sales will be presumed to be greater than
[        ]* unless otherwise demonstrated by MW), or (iii) the sale or other transfer for value (other than (a) the sale or transfer of the Signature Companies to Monogram or an Affiliate of Monogram or a sale or transfer to an Authorized Affiliate, (b) a sale of all or substantially all of the business of MW where this Agreement is assigned as provided in SECTION 17.1(3) or (c) Stock or other direct or indirect transfers of equity interests in MW) or permanent closing by MW or a Relevant Authorized Affiliate of a

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

Store or Stores that does not involve the sale or closing of a retail Store location or locations (E.G., the sale or permanent closing of all or a portion of the operations of Montgomery Ward Direct, Inc. occurring during such time as it is a Relevant Authorized Affiliate), provided an event specified in (iii) shall not constitute a Store Closing if the acquiror's involvement is transparent to consumers and the acquiror is authorized to and does accept the Credit Card. For the avoidance of doubt, it is acknowledged that an event constituting an MW Divestiture shall not constitute a Store Closing.

         "Store Closing Date" shall mean the date of any Store Closing.

         "Store Closing-Related Account" shall mean, as of any Store Closing Date, an Account, the primary Cardholder in respect of which:

              (i) (x) lives in a zip code area within fifty (50) miles of the zip code area of a retail Store location operated by MW or a Relevant Authorized Affiliate and being closed or sold as part of a Store Closing, but not within fifty (50) miles of the zip code area of a retail Store location or locations operated by MW or an Authorized Affiliate not being closed or sold on the Store Closing Date and (y) has not made a purchase at a non-retail Store location during the immediately preceding 12-month period; or

             (ii) in the event that the relevant Store Closing does not involve the closing of a retail Store location, has not made a purchase on his or her Account at a Store other than the Store(s) that are closing or being sold as part of the Store Closing in question within the immediately preceding 12-month period.

         "Subsidiary" shall mean, with respect to any Person, any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

         "Temporary Limit Increase Approval" shall mean any decision by Monogram, granted at MW's request, to raise a Cardholder's Credit Limit for a specified period of time.

         "Termination Date" shall have the meaning assigned to it in SECTION 15.2(3)(ii) hereof.

         "Three-Year Rate" shall have the meaning assigned to it in SECTION 3.3(2)(viii) hereof.

         "Transparent Servicing" shall have the meaning assigned to it in
SECTION 5.2(1)(i) hereof.

         "Triggering Signature Acquisition" shall mean the first date upon which both of the following events have occurred: (i) an acquisition or other transfer of all or substantially all of the Stock or assets of the Signature Companies to an Affiliate of Monogram, and (ii) the effectiveness of a Marketing Agreement.

2.  DEFINITIONAL MATTERS

         Any accounting term used herein shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained herein shall, unless the context indicates otherwise, have the meanings provided for by the Code in the State of Illinois to the extent the same are used or defined therein. The words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

3.  ESTABLISHING ACCOUNTS AND ADDING INDEBTEDNESS

         3.1. PAYMENT IN RESPECT OF ACCOUNTS AND INDEBTEDNESS ON AND AFTER THE CONVERSION DATE.

              (1) Subject to the provisions hereof (including, but not limited to, SECTION 5 hereof), during the term of this Agreement, MW shall hold (and shall (i) cause Authorized

Affiliates and (ii) use best efforts to cause Authorized Licensees to hold) for Monogram all Charge Slips arising in connection with Accounts and Monogram shall pay MW with respect to such Charge Slips as provided in SECTION 3.2 (subject to the approval by Monogram of the Credit Limits relating thereto and the acceptance by Monogram of new Cardholders pursuant to SECTION 5.2 hereof).

              (2) Notwithstanding any other provision contained herein, Monogram may, but shall not be obligated to, extend credit to Cardholders in connection with the Program at any time such extension would cause the Aggregate Cardholders' Balance (excluding for this purpose the portion of the Aggregate Cardholders' Balance owned by any Person other than MWCC, who has purchased such portion of the Aggregate Cardholders' Balances from Monogram on what is, effectively, a non-recourse basis (such non-recourse determination to be made by Monogram in its reasonable judgment)) to exceed the Maximum Aggregate Cardholders' Balance.

              (3) Monogram agrees (a) annually at any time during each Fiscal Year, and (b) at such other time as there may be proposed a change in credit terms, policies or procedures pursuant to this Agreement that could increase the amount of Indebtedness incurred by Cardholders, to review any request by MW to increase the Maximum Aggregate Cardholders' Balance for the ensuing two (2) year period. In making such request, MW may furnish to Monogram the then current five-year plan of MW, which plan will be based on reasonable estimates and projections. Monogram will act reasonably within the context of this Agreement in responding to any request by MW to increase the amount of the Maximum Aggregate Cardholders' Balance.

         3.2. PAYMENT AMOUNT.

              (1) The amount that Monogram shall pay to MW (or, at Monogram's option where appropriate, to the Signature Companies if they become Affiliates of Monogram) with respect to each item of New Indebtedness, which amount shall constitute an advance by Monogram to the relevant Cardholder, shall be
[        ]* (the "Payment Amount").  A computer-readable medium, or information in such form as is mutually approved by the parties hereto, concerning such Indebtedness, shall be transmitted to Monogram at the office or office(s) Monogram designates, as such office(s) may from time to time be changed upon not less than fifteen (15) Business Days' advance notice to MW, provided such new offices contain the necessary computer and telecommunications capabilities. Monogram shall pay MW (or the Signature Companies if appropriate) the Payment Amount for all New Indebtedness on or


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

before 2:00 P.M. Eastern Time of each Business Day during the term of this Agreement for which said information has been received at such office or offices by Monogram on or before 11:00 A.M. Eastern Time on the prior Business Day. Monogram shall tender any payments to MW by wire transfer of immediately available same day federal funds into one bank account from time to time designated by MW, as such bank account may from time to time be changed upon not less than fifteen (15) Business Days' advance notice to Monogram. For example, if such information on Indebtedness which arose on Friday, Saturday and Sunday is provided to Monogram by 11:00 A.M. Eastern Time on the following Monday (assuming that Monday is a Business Day), a payment for those three (3) days shall be wired to MW on or before 2:00 P.M. Eastern Time on that Tuesday (assuming that Tuesday is a Business Day). If, after taking reasonable precautions, as a result of a circumstance beyond the reasonable control (E.G., computer or telecommunications breakdown) of MW, such information with respect to any day has not been received by 11:00 A.M. Eastern Time on a Business Day, and provided MW thereafter takes all reasonable steps to deliver such information to Monogram by alternate means, Monogram shall pay MW on or before 2:00 P.M. Eastern Time the next Business Day thereafter an estimated amount equal to the amount payable to MW for the same day during the preceding calendar week for which information was provided (after taking into account appropriate differences in such days, such as one being a holiday), and such estimated payment shall be adjusted on the first Business Day after the actual information is available by 11:00 A.M. Eastern Time on such Business Day by a payment on or before 2:00 P.M. Eastern Time on the following Business Day by wire transfer of immediately available same day federal funds from MW to Monogram, or Monogram to MW, as the case may be. Any such adjusting payment made by MW to Monogram shall include interest on the adjustment amount at the Prime Rate from the time the estimated payment was made until the adjusting payment is made. In the event an estimated payment is made, MW shall provide such information as soon as possible and shall pay Monogram within thirty (30) days after billing for any lost finance or other charges on Accounts accruing until such information is provided, but only to the extent such finance or other charges were lost due to the failure to provide such information. For example, if on a Monday (assuming that Monday is a Business Day) the information is not transmitted by 11:00 A.M. Eastern Time for the immediately preceding Friday, Saturday and Sunday, an estimated payment in the circumstances described above will be made on or before 2:00 P.M. Eastern Time on that Tuesday (assuming that Tuesday is a Business Day) equal to the amount that was payable for the immediately preceding Friday, Saturday and Sunday for which the information was provided (after taking into account appropriate differences in such days, such as one being a holiday). Assuming the actual information for such

Friday, Saturday and Sunday is first available by 11:00 A.M. Eastern Time the following Thursday (assuming that Thursday is a Business Day and MW shall have made the information available as soon as possible), the adjusting payment, together with interest thereon at the Prime Rate if provided for above, shall be made on or before 2:00 P.M. Eastern Time on the following Friday (assuming the following Friday is a Business Day). Notwithstanding the above, the parties identified on SCHEDULE 3.2(1) hereto shall submit their own computer-readable medium concerning their items of New Indebtedness to Monogram in conformity with the practice in effect prior to the date of this Agreement.

              (2) Payments by Monogram pursuant to this SECTION 3.2 shall be reduced by the amount of Credit Slips submitted by MW, Authorized Affiliates or Authorized Licensees from time to time to Monogram (which Credit Slips shall include sufficient information to credit the proper Account), and by the amount of any other adjustments that are not generated through a Store as may be agreed to by the parties hereto.

              (3) MW shall allocate as appropriate all payments made by Monogram hereunder among itself, Authorized Affiliates and Authorized Licensees in accordance with their respective interests and Monogram shall not be responsible or liable for or in connection with MW's failure to do so; provided, however, that MW hereby acknowledges that (i) Monogram, in its sole discretion, may pay the Signature Companies, if they become Affiliates of Monogram, directly for advances made by Monogram to Cardholders in connection with purchases by Cardholders from the Signature Companies and (ii) if Authorized Affiliates have agreements with Monogram establishing separate credit programs, Monogram may pay such Authorized Affiliates directly for advances to cardholders using credit cards issued under such other credit programs. MW releases Monogram from any liability to MW in connection with any payments by Monogram as authorized pursuant to subsections (i) and (ii).

              (4) Notwithstanding any other provision of this Agreement, it is understood and agreed that, in the event that the Signature Companies become Affiliates of Monogram, Monogram shall enter into an agreement with the Signature Companies pursuant to which Monogram shall (i) directly pay the Signature Companies in respect of advances made to Cardholders under the Program and (ii) charge back to the Signature Companies directly any Ineligible Indebtedness resulting from sales by the Signature Companies.

         3.3. SUPPORT FEES.

              (1) To reflect changes in money costs with respect to advances that Monogram makes to Cardholders, MW shall pay a monthly fee to Monogram to the extent provided in subsection (3) below. For the purposes of calculating such servicing support fee, the model described below (the "Money Cost Model") shall be used, irrespective of whether Monogram's actual money costs are more or less than those calculated by use of the Money Cost Model.

              (2)  For the purposes of the Money Cost Model:

                   (i)     The "Money Cost Balance" for a Settlement Period
                           shall be [        ]* as of the last calendar day
                           of that Settlement Period.

                   (ii) "Money Cost Net Receivable Balance" means, for the day in question, the amount by which (A) the Aggregate Cardholders' Balance as of the close of business of such day, as computed pursuant to Monogram's Accounting Practices, exceeds (B) the sum of (x) the amount of any allowance for bad debts with respect to the Aggregate Cardholders' Balance recorded by Monogram, as of the close of business on such day, as computed pursuant to Monogram's Accounting Practices, and (y) the amount of any allowance for bad debt with respect to the Aggregate Cardholders' Balance that would have been recorded by MWCC and/or other Assignees as of the close of business on such day if such Persons computed their allowance for bad debts according to Monogram's Accounting Practices.

                   (iii) The initial "Layer Balance Date" shall mean May 27, 1988. The last day of the equivalent Settlement Period (in which the first Layer Balance Date occurs) during each subsequent year shall also be a "Layer Balance Date" (it being understood such subsequent years shall include 1988 and all years thereafter prior to effectiveness of


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

                           this Agreement and calculations for such years shall be made in accordance with the Original Account Purchase Agreement).

                   (iv) A "Layer Balance" shall mean, with respect to the first Layer Balance Date, an amount equal to
                           [        ]*, and with respect to each
                           subsequent Layer Balance Date, an amount equal to the difference (whether the difference is an excess or deficiency), if any, between the Money Cost Balance for the Settlement Period during which such subsequent Layer Balance Date occurs and the Money Cost Balance for the Settlement Period during which the immediately preceding Layer Balance Date occurs (subject to the foregoing proviso in this subsection). A Layer Balance with respect to each Layer Balance Date after the first Layer Balance Date shall be called an "Incremental Layer Balance" if the later Money Cost Balance exceeds the earlier Money Cost Balance and a "Decremental Layer Balance" if the later Money Cost Balance is less than the earlier Money Cost Balance.

                   (v) The "Aggregate Layer Balance" shall mean, with respect to the twelve (12) consecutive Settlement Periods following each Layer Balance Date, the amount by which (A) the sum of the initial Layer Balance plus all Incremental Layer Balances, exceeds
                           (B) the sum of all Decremental Layer Balances.

                   (vi) A "Layer Blended Rate" shall mean, with respect to each Layer Balance (whether the initial Layer Balance or an Incremental Layer Balance or a Decremental Layer Balance), the percentage equal to the sum of the following percentages: (A)
                           [        ]* of the Modified Thirty-


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

                           Day Commercial Paper Rate, (B) [        ]* of the sum
                           of the rate for three-year U.S. Treasury Notes
                           described in (viii) below plus [        ]* (the
                           "Three-Year Rate"), and (C) [        ]* of the
                           sum of the rate for five-year U.S. Treasury Notes
                           described in (viii) below plus [        ]*
                           (the "Five-Year Rate"). The Layer Blended Rate shall be calculated separately for each Layer Balance.

                   (vii) "Modified Thirty-Day Commercial Paper Rate" shall mean, as of the last Business Day of each Settlement
                           Period, [        ]* as published in The Wall
                           Street Journal on that day or, if not published therein, as published or made available by such other source as Monogram reasonably shall determine. The Modified Thirty-Day Commercial Paper Rate shall be determined separately for each Settlement Period.

                   (viii)  The Three-Year Rate and the Five-Year Rate shall be
                           equal to the rates shown in [        ]* for the month
                           designated in any given report for their respective maturities or, if such publication or index is discontinued, such other publication or index of similar type mutually agreed to by MW and Monogram. The Three-Year Rate and the Five-Year Rate shall be set for the first Layer Balance as of the first
                           Layer Balance Date (or if such day is not a Business Day, the immediately preceding Business Day) and shall be reset to such rates in effect as of each third and each fifth Layer Balance Date thereafter (or if such day is not a Business Day, the immediately


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

                           preceding Business Day), as the case may be, plus the spreads of sixty (60) basis points and seventy
                           (70) basis points, respectively, on three-year and five-year treasury notes, as specified in (vi) above.

                   (ix) The Three-Year Rate and the Five-Year Rate shall initially be set for each subsequent Layer Balance in the same manner as the rates shown on the first Layer Balance Date for such subsequent Layer Balance (or if such day is not a Business Day, the immediately preceding Business Day) and reset for such subsequent Layer Balance as of each third and each fifth Layer Balance Date thereafter (or if such day is not a Business Day, the immediately preceding Business Day), as the case may be, following the first Layer Balance Date for such subsequent Layer Balance. Thus, the Three-Year Rate with respect to each Layer Balance gets reset every three (3) years and the Five-Year Rate with respect to such Layer Balance gets reset every five (5) years.

              (3) The Money Cost Model shall be computed for each Settlement Period as follows:

                   (i) Multiply each Layer Balance by the Layer Blended Rate for such Layer Balance. Inasmuch as the Modified Thirty-Day Commercial Paper Rate component of the Layer Blended Rate is computed separately for each Settlement Period (as described in (2)(vii) above) and the Three Year Rate and Five Year Rate may change each three and five years (as described in (2)(viii) and (ix) above), respectively, the Layer Blended Rate shall be calculated separately for each Settlement Period and for each Layer Balance.

                   (ii) For each Settlement Period, determine the amount by which (A) the sum of the products resulting from the calculations in (i) above with respect to the initial Layer Balance and each of the Incremental Layer Balances, exceeds (B) the sum of the products resulting from the calculations in (i) above with respect to each of the Decremental Layer Balances. Such excess shall be the "Net Layer Balance Product" for such Settlement Period.

                   (iii) If the Money Cost Balance for a Settlement Period shall be more or less than the Aggregate Layer Balance for such Settlement Period, multiply the excess or deficiency, as the case may be, by the Modified Thirty-Day Commercial Paper Rate for such Settlement Period.

                   (iv) Add (if the Money Cost Balance exceeds the Aggregate Layer Balance) or subtract (if the Money Cost Balance is less than the Aggregate Layer Balance), the product calculated pursuant to (iii) above for a Settlement Period to or from, as the case may be, the Net Layer Balance Product for such Settlement Period.

                   (v) Divide the sum or difference, as the case may be, calculated pursuant to (iv) above for a Settlement Period by the Money Cost Balance for such Settlement Period. The resulting percentage shall be the "Final Blended Rate" for such Settlement Period.

              (4)  To the extent that the Final Blended Rate for a Settlement
Period exceeds [        ]* per annum, MW shall pay to Monogram, as a fee
for such Settlement Period, [        ]* (or PRO RATA portion thereof if this
Agreement is in effect during only a portion of such Settlement Period). Such payment shall be made as provided in SECTION 3.8. The calculation of such fee is illustrated in EXHIBIT 3.3 annexed hereto.

         3.4. INELIGIBLE INDEBTEDNESS. When any (i) New Indebtedness on Accounts held by Monogram and established or


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

added pursuant to this Agreement (including, without limitation, New Indebtedness pursuant to Old Accounts and New Indebtedness that is Monogram Defaulted Indebtedness) becomes Ineligible Indebtedness or (ii) Old Indebtedness becomes Ineligible Indebtedness and MW has not made and shall not be obligated to make payment to MWCC in connection with MWCC's chargeback thereof, Monogram shall have the right, subject to the terms hereof, during the term and after the expiration of this Agreement as provided in SECTION 15.2 to require MW to
purchase such Ineligible Indebtedness for [        ]*.  Until such time as
Monogram, in its sole discretion, exercises its right to require MW to purchase Ineligible Indebtedness, Monogram shall use its best efforts to collect such Ineligible Indebtedness from the relevant Cardholder to the extent such Indebtedness is the valid obligation of the Cardholder. The purchase price for such Ineligible Indebtedness shall be paid directly by MW to Monogram or, at Monogram's option, offset by Monogram against amounts owed by Monogram to MW provided that MW may dispute any amounts so offset. Upon any such purchase, Monogram and its Assignees hereby assigns MW all of their right, title and interest in and to such Indebtedness, free and clear of any and all Liens created by Monogram or its Affiliates, but without any other warranty, and any ownership interest of Monogram and/or Assignees in such Indebtedness shall be terminated. After MW has purchased such Ineligible Indebtedness (a) the obligation of Monogram to service such Ineligible Indebtedness, as set forth in
SECTION 5.2 hereof, shall be terminated, (b) all payments in respect of such Ineligible Indebtedness shall be promptly forwarded by Monogram to MW, and (c) upon MW's request, Monogram shall deliver to MW all available Account Documentation received by Monogram with respect to such Ineligible Indebtedness, provided if MW is unable to enforce or collect any Ineligible Indebtedness due to Monogram's failure to deliver such Account Documentation that it previously received, Monogram shall purchase such Ineligible Indebtedness from MW.

         The following items qualify to the extent set forth herein for chargeback as Ineligible Indebtedness in respect of Indebtedness: (a) unidentifiable media, (b) unauthorized charges, (c) failure to obtain proper identification, (d) merchandise adjustments, and (e) missing media. It is the responsibility of Monogram to provide MW with the following information, if available, with respect to all chargebacks by Monogram hereunder: account name, account number, address, Merchandise description, Store at which the sale was made, amount and reason for chargeback. Following are guidelines for the issuing of chargebacks which must be complied with.


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

              (1) UNIDENTIFIABLE MEDIA. Unidentifiable media is media that does not have a valid account number, or media with an account number that is illegibly imprinted or written in. Monogram will directly request the media from the Store at which the sale was made. The Store at which the sale was made is responsible for providing a legible copy of the media with correct account number to Monogram within ten (10) days after notice to such Store. Monogram has the right to chargeback to MW if (a) the Store has not responded to the request for media before expiration of the ten (10) day period, and (b) Monogram after reasonable efforts is unable to identify the Indebtedness represented by the media with a valid account number. Notwithstanding the foregoing, all chargebacks by Monogram for unidentifiable media must occur within sixty (60) days after the retail sale date to the Cardholder. MW has sixty (60) days after the date of the chargeback to complete additional research and, if successful, reverse the chargeback, whereupon such Ineligible Indebtedness shall again become Indebtedness with respect to which Monogram shall make payment to MW.

              (2) UNAUTHORIZED CHARGES. An unauthorized charge is a sale that has been abstracted without approval. (These charges will lack an approval code from the P.O.S. system, have an invalid authorization code, lack an approval code from the credit center, or lack an approval code for amounts over the floor limit when floor limits are in effect. It is understood that charges that are equal to or less than the floor limit when it is in effect will be deemed authorized.) Monogram and MW shall work closely to continue the charge authorization control mechanisms in place in Stores prior to the Conversion Date and to develop new mechanisms to minimize violations of the authorization system. Monogram may immediately chargeback to MW unauthorized charges that are made on a stolen plate or a fraudulent account, provided that Monogram has notified MW and, if the Store is not operated by the Signature Companies or MW, the Store at which the sale was made, of the unauthorized charges within thirty
(30) days after receipt by Monogram and/or Assignees of a complaint from a Cardholder. In addition, Monogram may chargeback to MW other unauthorized charges to an Account that is or becomes delinquent, provided that Monogram has notified MW and, if the Store is not operated by the Signature Companies or MW, the Store at which the sale was made, of the unauthorized charges within thirty
(30) days after Monogram's discovery of the unauthorized charges.

              (3) FAILURE TO OBTAIN PROPER IDENTIFICATION. Failure to obtain proper identification refers to all credit purchases made by a customer shopping without a Credit Card or a priority credit pass where a Store fails to require (to the extent permitted by law) the customer to identify himself with a valid permanent driver's license for his state of residence or a state-issued identification card. Tickets or temporary licenses are not acceptable. The name, address and signature on the driver's license must correspond with the name, address and signature on the Charge Slip. If the customer does not have a valid driver's license, the credit center supervisor on duty will instruct the salesperson to ask for other appropriate identification. In any instance where positive identification is required, the document used for identification must be noted on the Charge Slip. If in the process of investigating a customer dispute it is determined that the Store at which the sale was made failed to obtain proper identification in the manner required pursuant to these provisions and a fraudulent charge resulted, Monogram may chargeback to MW.
Notwithstanding the foregoing, in no event may Monogram chargeback to MW any items described in this subsection later than sixty (60) days after Monogram discovers the failure.

              (4) MERCHANDISE ADJUSTMENTS. Requests received by Monogram and/or Assignees from customers for Merchandise adjustments will be promptly communicated by Monogram directly to the Store at which the sale was made. Merchandise adjustment requests that are not frivolous and that are not resolved by MW within eighteen (18) days after notification to MW and, if the Store is not operated by the Signature Companies or MW, the Store at which the sale was made, may be charged back by Monogram to MW. Notwithstanding the foregoing, in no event may Monogram chargeback to MW any adjustments described in this subsection later than thirty (30) days after receipt of the request for adjustment from the customer.

              (5) MISSING MEDIA. Requests received by Monogram and/or Assignees from customers for supporting sales media will be promptly communicated by Monogram directly to the issuing location. MW is responsible for providing Monogram with the requested media within ten (10) days of receipt of the request. Indebtedness represented by media not provided within such ten
(10) day period may be charged back by Monogram to MW. MW has thirty (30) days after the chargeback to locate the media and reverse the chargeback, whereupon such Ineligible Indebtedness shall become Indebtedness to be purchased by Monogram. Notwithstanding the foregoing, in no event may Monogram chargeback to MW any items described in this subsection later than thirty (30) days after the receipt of the request for adjustment from the customer.

         3.5. FINANCE CHARGES.

              (1) If during the term of this Agreement, MW from time to time requests that Monogram impose lower finance charges ("Reduced Charges") on Indebtedness incurred pursuant to any group of Accounts ("Reduced Accounts") than the finance charges in effect on the Conversion Date as such Conversion Date finance charges may from time to time be adjusted and set by Monogram (the "Authorized Charges"), and Monogram approves such request (such approval not to be unreasonably withheld), Monogram shall charge such Reduced Charges on the Reduced Accounts for such period as MW designates, and MW shall pay Monogram, for each Settlement Period of this
Agreement, a fee equal to [        ]*  Such request and approval, as set
forth above, shall include, without limitation, the imposition by Monogram of different Reduced Charges to different groups of Reduced Accounts, provided Monogram is given sufficient prior notice, and provided Monogram (or its servicer) has the capability of charging such Reduced Charges. In no event shall MW designate a period for Reduced Charges to be in effect which is of a shorter duration than is reasonably needed by Monogram to give any notices which might be required by law to Cardholders of the changes in finance charge rates. MW shall reimburse Monogram for any incremental costs incurred in connection with Reduced Accounts on account of the Reduced Charges, including, without limitation, in preparing and mailing any such notices as may be required by law. This subsection shall not apply to (i) the reduction in the nominal annual percentage rate in Arkansas in July 1996 with respect to extended terms transactions and (ii) the promotions under (2) below.

               (2) From time to time Monogram shall make available to MW during the term of this Agreement, to encourage Account acquisition and usage, certain credit promotions pursuant to which (a) Cardholders are not required to make any finance charge or other payments for or in connection with new purchases under the Credit Promotion on Accounts for stated periods after the dates of such purchases ("Skip Free Promotions") or (b) Cardholders can obtain credits for the payment of finance charges by paying amounts due for or in connection with new purchases on Accounts by specified dates ("AFF Promotions"). Skip Free Promotions, AFF Promotions and any other credit promotions approved by Monogram and conducted under the Program are collectively referred to herein as "Credit Promotions." MW shall pay to Monogram monthly (during such time as the related Indebtedness is not Monogram Defaulted Indebtedness), the following amounts (plus amounts owed under subsection (1) above):

                    (i)    with respect to Skip Free Promotions, a dollar amount
                           equal to (x) [        ]*

*Confidential treatment has been requested with respect to this information.

                           [        ]* of Charge Slips subject to the terms of
                           Skip Free Promotions during Billing Cycles ending in the preceding Settlement Period and shall include Charge Slips not correctly coded as Skip Free Promotions during preceding Settlement Periods,
                           MULTIPLIED BY (y) [        ]* (it being understood
                           that, with respect to any Charge Slip, the number of Settlement Periods during which an amount will be billed shall not exceed the number of months of the relevant Skip Free Promotion);

                    (ii)   with respect to AFF Promotions, a dollar amount equal
                           to (x) [        ]* in connection with AFF Promotions
                           during the preceding Settlement Period and shall include sales not correctly coded as AFF Promotions during preceding Settlement Periods, DIVIDED BY
                           [        ]* for such Settlement Period, MULTIPLIED
                           BY (y) [        ]* per annum; and

                    (iii) any amounts owed by MW with respect to Credit Promotions other than AFF Promotions and Skip Free Promotions.

               (3) Monogram shall establish on its books an account known as the "Credit Promotions Account." This Credit Promotions Account shall be non-interest bearing, shall not represent segregated funds and may be commingled by Monogram with other funds. The Credit Promotions Account shall be maintained as follows:

                    (i) On the Conversion Date, MW shall pay Monogram an amount equal to what Monogram reasonably estimates to
                           be [        ]* (the "Anticipated Credit Promotion
                           Amount"). The amount of such payment shall be credited to the Credit Promotions Account. On October 1, 1996 and on each April 1 and

*Confidential treatment has been requested with respect to this information.

                           October 1 thereafter, MW shall pay Monogram an amount equal to the difference, if positive, between the Anticipated Credit Promotion Amount and the balance of the Credit Promotions Account and such amount when paid shall be credited to the Credit Promotions Account. In addition, if Monogram debits the Credit Promotions Account (as specified in the first sentence of subparagraph (ii) below), MW shall immediately pay Monogram such amount and such amount when paid shall be credited to the Credit Promotions Account.

                    (ii) Monogram may debit the Credit Promotions Account where MW fails to pay Monogram when due the amount MW has been billed by Monogram with respect to Credit Promotions. In addition, on October 1, 1996 and on each April 1 and October 1 thereafter, Monogram will calculate and pay MW an amount equal to the difference, if positive, between the balance of the Credit Promotions Account and the Anticipated Credit Promotions Amount and the Credit Promotions Account shall be debited for such amount when so paid.

                    (iii) After termination of this Agreement and at such time MW no longer is obligated to make payments with respect to Credit Promotions hereunder, Monogram shall debit the Credit Promotions Account for the balance thereof and pay such amount to MW.

          3.6. FEES RELATING TO OVERLIMIT APPROVALS AND TEMPORARY LIMIT INCREASE APPROVALS.

               (1) MW shall pay to Monogram monthly with respect to Overlimit Approvals made during the immediately preceding Fiscal Month a dollar amount equal to the product of (i) the Aggregate Extra Risk Dollar Amount of Monthly Credit Sales made during the immediately preceding Fiscal Month, MULTIPLIED BY
(ii) twenty-five percent (25%).

               (2) MW shall pay to Monogram monthly with respect to Temporary Limit Increase Approvals made during the immediately preceding Fiscal Month a
dollar amount equal to (i) [        ]*, MULTIPLIED BY (ii) the product
of (x) the sum of Indebtedness created by advances on behalf of Cardholders during the immediately preceding Fiscal Month which would not have been made without such Temporary Limit Increase Approvals, MULTIPLIED BY (y) a percentage agreed to by the parties as applicable with respect to Temporary Limit Increase Approvals at that time.

               (3) On December 23, 1996, to the extent not deducted by Monogram from amounts owed to MW by Monogram under SECTION 5.5(5) hereof on such date, MW shall pay to Monogram in cash (a) the amount of fees which would have accrued or been payable under SECTIONS 3.6(1) AND 3.6(2) commencing on the Conversion Date through and including the last day of the Fiscal Month of November 1996 and (b) the amount of fees that are estimated to accrue and be payable under Section 3.6(1) for the Fiscal Month of December 1996.

          3.7. STARTER CARD ACCOUNTS AND MARGINAL CARD ACCOUNTS.

               (1) During the term of this Agreement, Monogram shall establish Starter Card Accounts and Marginal Card Accounts meeting its credit criteria established from time to time in its discretion. Monogram will evaluate the performance of each Starter Card Account and Marginal Card Account within two years after the date said Account was established (and from time to time thereafter if such Account remains a Starter Card Account or Marginal Card Account) and if Monogram at any time determines that said Starter Card Account or Marginal Card Account meets acceptable performance standards set by Monogram in its sole discretion, will change the terms of such Starter Card Account or Marginal Card Account to the terms then applicable to its regular Accounts known as "Credit Accounts" (or any successors thereto), the terms of which, on the date hereof, are as set out on SCHEDULE 3.7 hereto.

               (2) In lieu of a discount on advances on behalf of Cardholders of Starter Card Accounts with respect to the creation of Indebtedness on Starter Card Accounts, MW shall pay Monogram monthly a dollar amount equal to (i) the sum of Charge Slips arising during the preceding Settlement Period in connection with Starter Card Accounts with respect to which the annual finance charge rate
being assessed is less than 24%, MULTIPLIED BY (ii) [        ]*.

               (3) On December 23, 1996, to the extent not deducted by Monogram from amounts owed to MW by Monogram under SECTION 5.5(5) hereof on such date, MW shall pay to Monogram in

*Confidential treatment has been requested with respect to this information.

cash (a) the amount of fees which would have accrued or been payable under
SECTION 3.7(2) commencing on the Conversion Date through and including the last day of the Fiscal Month of November 1996 and (b) the amount of fees that are estimated to accrue and be payable under Section 3.7(2) for the Fiscal Month of December 1996.

          3.8. MONTHLY STATEMENTS.

               (1) Except as otherwise expressly provided in respect of certain amounts owed for Fiscal Year 1996, Monogram shall provide to MW a monthly statement showing sufficient detail as reasonably requested by MW of the calculations for the immediately preceding Settlement Period of the fees and other amounts owed by each party to the other including, without limitation, those set forth in SECTIONS 3.5, 3.6, 3.7, AND 5.5 hereof. With respect to the amounts estimated pursuant to SECTIONS 3.6(3)(b), 3.7(3)(b) AND 5.5(5)(b) for the Fiscal Month of December 1996, any adjustments to the estimated payments shall be calculated and paid by the appropriate party on January 31, 1997, subject to the provisions of this Section. Notwithstanding any other provision of this Agreement, all obligations due one party by the other shall be netted or otherwise offset against each other except as provided in the next sentence. After giving effect to such netting or offset calculation, the resulting net amount shall be paid by the party responsible therefor, provided that, during the Monthly Payment Period, MW shall have no right (and Monogram shall have no obligation), on any date, to net from any amounts owed to Monogram by MW hereunder any amounts owed to MW by Monogram on that date under Section 5.5 hereof, and Monogram shall pay to MWCC, if not otherwise netted, any amounts owed to MW under Section 5.5. Except as otherwise expressly provided, payment shall be due within thirty days after Monogram provides said monthly statement. The parties expressly understand, acknowledge and agree that neither party hereto shall be obligated at any point in time to make any payment until a netting or offset calculation as described above is given effect such that only the net amount shall be due and payable except as provided in the second preceding sentence. It is understood and agreed that, if at any time MW owes Monogram for or in connection with Credit Promotions or Reduced Accounts, more than the amount of the balance of the Credit Promotions Account, MW shall pay the difference to Monogram immediately upon notice from Monogram.

               (2)  It is understood and agreed that, for purposes of this
Section 3.8, (a) amounts owed by MW to Monogram on any date shall be deemed for purposes of netting and other offset to include amounts owed by MW to MWCC on that date and (b) Monogram shall pay MWCC any amounts due MWCC by MW from amounts

Monogram would otherwise owe MW but has not paid because of such netting and other offset.

4.   [ARTICLE INTENTIONALLY OMITTED]

5.   RELATIONSHIP OF PARTIES; SERVICING

          5.1. OWNERSHIP OF ACCOUNTS.

               (1) Until such time as Monogram sells and/or assigns its interest therein: (i) Monogram shall be the sole and exclusive owner of all Accounts, Indebtedness and Account Documentation and, except as otherwise specifically provided herein, shall have all rights, powers, and privileges with respect thereto as such owner, including, without limitation, the right, power and privilege to review periodically the creditworthiness of Cardholders to determine the range of credit limits to be made available to individual Cardholders, whether to suspend or terminate credit privileges of any Cardholder, and whether to sell all or part of its interest in Accounts and/or Indebtedness and (ii) any purchase of Merchandise in connection with an Account, unless sold by Monogram, shall create the relationship of debtor and creditor between the purchasing Cardholder and Monogram, respectively. MW acknowledges and agrees that: (a) it has no right, title or interest in or to (w) any of the Accounts, Indebtedness, or Account Documentation, (x) the Customer List (except to the extent otherwise expressly provided herein), (y) deposits, credit balances and reserves on the books of Monogram and/or Assignees relative to any Accounts (except to the extent otherwise expressly provided herein) or (z) any proceeds of the foregoing; and (b) until such time as Monogram sells and/or assigns its interest in an Account, Monogram extends credit directly to the Cardholder.

               (2) Except as otherwise provided in SECTION 15 of this Agreement (in the event that MW exercises the right described in SECTION 15.2(2)(i)(b)) or as otherwise agreed by Monogram, Monogram shall be entitled to (i) receive all payments made by Cardholders on Accounts, and (ii) retain for its account all finance and other charges on Accounts.

          5.2. MONOGRAM'S RESPONSIBILITIES. During the term of this Agreement, Monogram shall operate (except as may otherwise be explicitly provided herein), at its sole cost and expense, credit operations and facilities relating to the Program in a high quality, ethical manner, in such a way as not to disparage or embarrass MW or its name, and, without limiting the generality of the foregoing, with a level of service to Cardholders and MW that is not less than the level of service provided by MWCC to similarly situated persons and MW prior to the Conversion Date

(it being understood that the collection of Accounts in accordance with applicable debt collections laws, the sending of adverse action letters, and the legally required or MW approved (both the substance and the language) changes of Account terms to the extent approved by MW pursuant to Section 5.2(8), do not disparage or embarrass MW or its name); PROVIDED, HOWEVER, that all of Monogram's future obligations under this SECTION 5.2 with respect to any Account shall cease on the date upon which Monogram sells all of its interest in such Account to MWCC. Monogram's responsibilities shall include, without limitation, the following, all of which shall be performed by or on behalf of Monogram at its sole cost and expense (it being understood that Monogram's future obligations under this section with respect to any Account shall cease upon Monogram's sale of all of its interest therein to MWCC:

               (1) In connection with its establishment and servicing of Accounts and Indebtedness other than Monogram Defaulted Indebtedness, Monogram shall:

                    (i) in performing its duties under this Agreement which require contact with Cardholders and prospective Cardholders, make the involvement of Monogram, its Affiliates or any other Person acting on Monogram's behalf transparent to Cardholders to the extent that Monogram reasonably determines that it may properly do so, but it is understood that (x) Credit Card Agreements shall be between Monogram (or one of its Affiliates) and Cardholders and (y) Cardholders shall be informed that Monogram (or one of its Affiliates) is the party extending credit to them ("Transparent Servicing");

                    (ii) review all applications for credit by or on behalf of prospective Cardholders, determine the creditworthiness of prospective Cardholders and approve creditworthy applicants;

                    (iii) establish and revise credit limits for particular Cardholders;

                    (iv) establish Accounts and add Indebtedness meeting Monogram's standards;

                    (v) promptly prepare and mail Billing Statements to Cardholders, receive and promptly post payments, and prepare billing and collection forms and such other forms as are required to carry out Monogram's responsibilities pursuant to this Agreement; and

                    (vi) issue Credit Cards using such Licensed Marks and designs as are from time to time designated by MW, it being understood that Credit Cards may be issued under more than one of the Licensed Marks at any given time, and the Licensed Marks used on Credit Cards may not necessarily include the tradename Montgomery Ward.

               (2) Monogram shall take reasonable efforts to collect, or cause to be collected, the Indebtedness, and, in connection therewith, Monogram shall conduct, or cause to be conducted, collection activities in such a manner and use, or cause to be used, such technology as is consistent with the consumer credit collection industry.

               (3) Monogram shall provide all necessary and proper (a) promotional materials and signs in a format acceptable to MW, or reimburse MW for such promotional materials and signs that MW provides with Monogram's approval, (b) Credit Card Application forms, (c) Credit Card Agreements, and (d) legally required credit disclosure forms and customer payment receipt forms that are compatible with MW's point-of-sale registers, or reimburse MW for such customer payment receipt forms as MW provides. Notwithstanding the foregoing, MW shall bear the expense for the foregoing items in this subsection (3) that are used in and/or distributed from Stores, unless Monogram changes the form thereof, in which case Monogram shall at its expense replace those then held in Stores.

               (4) Other than with respect to Monogram Defaulted Indebtedness, Monogram shall use its best efforts to design systems to achieve, employ qualified personnel to meet, and otherwise satisfy on average the following standards for credit customer service:

                    (i) limited information applications transmitted electronically or telephoned to Monogram shall, within fifteen (15) minutes, be approved or rejected and the decision transmitted to MW;

                    (ii) full information or promotional applications received by mail shall, within ten (10) days of receipt, be approved or rejected and decision sent to the potential Cardholder;

                    (iii) credit authorization referral requests shall be approved or denied within one (1) minute of receipt;

                    (iv) adjustment requests shall be handled within one hundred-fifty (150) seconds of the customer's initial telephone contact;

                    (v) to the extent practicable, remittances received by Monogram shall be processed on the same day;

                    (vi) Billing Statements shall be mailed within four (4) days after the Billing Date;

                    (vii) credit balances shall be mailed within three (3) days of a customer's request;

                    (viii) credit cards approved for issuance shall be mailed
                           within two (2) days of approval; and

                    (ix) point-of-sale authorizations shall be determined electronically, and shall be operative during all times Stores are open.

Monogram and MW mutually agree to survey a random sample of Cardholders and prospective Cardholders to assess compliance with these standards, and to share equally the cost of such assessment. Monogram periodically shall provide to MW, upon MW's reasonable request and within a reasonable time period thereafter, a written report concerning its level of performance against these standards, including a list of complaints received from governmental officials, complaints of illegal debt collection practices, complaints of employee rudeness, and complaints asserting that prior complaints relating to Monogram's responsibilities hereunder have not been corrected. If, ignoring isolated occurrences, a standard set forth in this SECTION 5.2(4) is not being achieved, Monogram will report to MW on the steps being taken to correct the problem and take all reasonable required steps in order to meet the standard.

               (5) Monogram shall provide at its expense a telecommunication link between MW's mainframe computer system and (a) Monogram's credit approval, adjustment and collection locations, and (b) Monogram's mainframe computer, which computer shall provide access to Monogram's credit master file.

               (6) Monogram shall communicate electronically to MW, Authorized Affiliates and Authorized Licensees in the manner used by MWCC prior to the Conversion Date so as to attempt to minimize the circumstances under which direct oral communication is necessary in connection with the approval of the use of credit by a Cardholder, although there are instances in which such oral communication is necessary. Monogram shall provide at its expense a toll-free telephone number for use by MW, Authorized Affiliates and Authorized Licensees to obtain credit authorization for Indebtedness if the electronic telecommunication link is inoperable, or when Monogram directs Store personnel to contact it concerning a credit transaction. Monogram shall also provide at its expense another toll-free telephone number for use by Cardholders in Stores owned by MW.

               (7) Monogram shall promptly advise MW of any Cardholder's complaint or inquiry concerning Merchandise or the service, promotion or delivery thereof if Monogram determines such complaint or inquiry is material. Monogram shall promptly advise MW of any governmental investigation or governmental legal action concerning Monogram's responsibilities under this Agreement.

               (8) Monogram shall provide MW with change-in-term notices prior to mailing such notices, which notices MW shall have the right to review and approve, but such approval shall not be unreasonably withheld or delayed; it being understood that approval is not required for legally required language and further understood that an inadvertent failure to comply with this provision by Monogram shall not give rise to a breach of contract by Monogram unless such failure has a material adverse effect on MW.

          5.3. MONOGRAM'S LIABILITIES. Provided Monogram complies with the provisions of this Agreement, the rejection for credit of any applicant, or any number of applicants, shall not give rise to any claim, liability, demand, offset, defense or counterclaim by MW against Monogram. Monogram may furnish credit information concerning creditworthiness with respect to any

Cardholder or prospective Cardholder to any credit bureau, credit interchange or any other Person to whom such information may lawfully be sent for credit evaluation or collection purposes, it being understood that Monogram shall in no event transfer lists of Cardholders for promotional or other use except (a) as specified in SECTION 5.7 and (b) for the determination of creditworthiness and to perform merge-purge functions against a list of prospective Cardholders in connection with such determination, and (except as specified in SECTION 5.7) any such Person to whom information is so provided must execute an agreement providing for confidentiality (including reasonable liquidated damage provisions, which provisions shall initially be based on SCHEDULE 5.3 annexed hereto, which schedule shall be reviewed, and if necessary revised, at each fifth (5th) year anniversary of the date hereof) in which such Person agrees it will not use, or permit any other Person to obtain or use, such information for any use (including promotion) except the determination of creditworthiness, provided any such agreement with a credit bureau need not provide for liquidated damages. Upon request of MW, Monogram shall seed its list of Cardholders with such names and addresses as MW may reasonably request.

          5.4. MW'S RESPONSIBILITIES.

               (1)  During the term of this Agreement, MW, at its expense, shall
(i) perform, (ii) cause each Authorized Affiliate to perform and (iii) use its best efforts to cause each Authorized Licensee to perform, all in-store services of the type provided by MW or any such Person for or to MWCC during the two-year period immediately prior to the date of this Agreement, to the extent, and in the manner, that MW has done so during said period, in order to encourage the creation of Accounts and facilitate the use of Accounts by Cardholders. The services to be performed by MW, Authorized Affiliates and Authorized Licensees shall include the following in-store activities:

                    (i) Promoting, as specified in SECTION 5.5, and accepting applications for, Accounts, communicating credit information about prospective Cardholders through electronic means to Monogram and, in certain exceptional circumstances, if electronic means are not available, telephoning such credit information to the designated Monogram office, and upon decision by Monogram, either issuing a temporary credit pass or communicating an oral rejection to applicant.

                    (ii) Preparing changes of address for Cardholders, taking requests for adjustments from Cardholders and promptly forwarding all such information to the designated Monogram office.

                    (iii) Obtaining authorization for additional Indebtedness on Accounts, which authorization shall be obtained prior to sales on Accounts; PROVIDED, HOWEVER, that in the event of a breakdown of the electronic authorization system, MW and each Authorized Affiliate and Authorized Licensee may (A) permit any Cardholder to incur Indebtedness below the floor limit established by Monogram from time to time, provided the floor limit shall in no event be less than Seventy-Five Dollars ($75), or such higher amount as is agreed to by the parties hereto on an emergency basis in the event of a prolonged breakdown, and (B) permit any Cardholder to incur Indebtedness in excess of such floor limit upon (i) receipt of telephonic approval from Monogram, (ii) obtaining new addresses when requested by Monogram, and (iii) verifying identification.

                    (iv) Assisting Cardholders in communicating with Monogram through toll-free telephone number facilities maintained in the Stores operated by MW, which shall include providing and maintaining existing types of telecommunication equipment (but not the toll-free number) in the Stores at their expense.

                    (v) Except as otherwise directed by Monogram in accordance with SECTION 7.8 hereof or as otherwise agreed by MW and Monogram, accepting during the term of this Agreement In-Store Payments at Stores designated by MW (if any Stores are so designated), processing such payments, providing receipts to or for Cardholders relat-ing to such payments (it being understood that upon request of Monogram said receipts shall indicate that such payments are accepted as a convenience for Cardholders by MW as agent for the Cardholder and are not deemed to be paid until received by Monogram) and transferring said payments to Monogram as provided herein. The foregoing acceptance of payments will initially be processed in the following manner, all of which may be revised by mutual agreement of the parties from time to time: Stores will each Business Day gather all In-Store Payments made that Business Day (including In-Store Payments made at unmanned areas designated by Stores as areas where such payments can be made (I.E., lockboxes)). Cash and checks which represent payments on Accounts may be commingled with normal Store receipts, delivered and deposited into MW's local bank account according to current practices, and thereafter concentrated daily on each Business Day into MW's bank accounts. Any checks returned by a bank ("returned items") will automatically be presented for a second deposit. Checks which are returned by the depository bank to MW or any Store will be batched by MW or the Store and mailed to MW's accounting office. MW's accounting office will maintain a log of the number of returned items and forward those checks each Business Day to Monogram. MW will report the number of In-Store Payments deposited and the dollar amount of all such payments to Monogram each Business Day. Unless the amounts of In-Store Payments are applied by Monogram to reduce amounts payable by Monogram to MW, MW will wire transfer immediately available federal funds to Monogram on the Business Day following the deposit in its concentration account the amount of In-Store Payments so deposited, reduced by the sum of the amount of returned items and the bank fees for returned items. Payments shall not be deemed to be made to Monogram or credited to Accounts until they either are delivered to Monogram or applied by Monogram to reduce amounts payable by Monogram to MW. MW shall promptly furnish to Monogram any documentation relating to In-Store Payments and bank fees for returned items as may be from time to time requested by Monogram. Notwithstanding the foregoing, it is understood and agreed that MW shall not solicit Cardholders (or other Persons acting on behalf of Cardholders) to make In-Store Payments. It is acknowledged and agreed that each of MW, Authorized Affiliates and Authorized Licensees shall have no right, title or interest in any In-Store Payments and shall take possession of such payments solely as agent on behalf of Cardholders for transfer to Monogram.

                    (vi) Promoting and distributing premiums provided by Monogram to consumers responding to pre-approved new account acquisition programs.

                    (vii)  Managing in-store host and hostess programs.

                    (viii) Providing special services such as free gift wrapping to preferred card customers.

                    (ix) Training and employing sufficient personnel to promote the creation and use of Accounts and perform the duties specified in this SECTION 5.4(1).

                    (x) Continuing to offer assistance to customers requesting Credit Card Applications and resolution of credit-related problems.

                    (xi) Displaying promotional material related to Accounts prominently in appropriate areas of Stores attractive to, and frequented by, customers as determined in the sole discretion of MW and each Authorized Affiliate and Authorized Licensee (as appropriate).

               (2) MW, at its expense, shall provide all necessary and proper forms of Charge Slips and/or microfilm copies thereof, imprinters and forms of Credit Slips. In addition, MW shall keep (and shall cause Authorized Affiliates and use its best efforts to cause Authorized Licensees to keep), at no expense to Monogram, completed Credit Card Applications, Charge Slips, Credit Slips and/or copies thereof for seven (7) years (two (2) years at Stores and five (5) subsequent years in a central storage location), any or all of which shall be provided to Monogram or its designee at Monogram's request.

               (3) MW shall (and shall cause Authorized Affiliates and use its best efforts to cause Authorized Licensees to) communicate electronically with Monogram at the point-of-sale in the manner that MW communicated with MWCC prior to the Conversion Date so as to attempt to minimize the circumstances under which direct oral communication is necessary in connection with the approval of the use of credit by a Cardholder, although there are instances in which such oral communication is necessary.

               (4) MW, Authorized Affiliates, Authorized Licensees and Monogram each may replace or modify their respective equipment and methodology for processing credit sales utilized on the Conversion Date, including, without limitation, existing point-of-sale registers and other communication devices, provided that (a) either the replacement equipment or methodology is compatible at no additional expense with equipment and methodology then being used by the recipient of the communication, or the party so replacing or modifying obtains or pays the cost of obtaining compatible equipment, or making the necessary adjustment to the existing equipment, for the other(s), and (b) such replacement equipment and methodology will be no less effective than the existing equipment and methodology in handling credit sales and avoiding the necessity of oral communications regarding credit approvals.

               (5) In no event shall MW be required (except to the extent explicitly provided for below) to repossess or dispose of Merchandise in connection with the collection of Indebtedness on Accounts held by Monogram. Upon request, MW shall pay (or shall cause the appropriate Authorized Affiliate or Authorized Licensee to pay) for Merchandise which is tangible personal property purchased through Indebtedness on Accounts and which was obtained by or at the direction of Monogram or its Affiliate at


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

its sole expense, provided such Merchandise will be limited to those sold in connection with Accounts which are three (3) or more months past due or where the Cardholder has filed a petition for relief under any law relating to bankruptcy, insolvency or reorganization or relief of debtors. Such payment shall be applied to reduce the Indebtedness in question. Monogram or its Affiliate shall, at its sole expense, deliver such Merchandise to locations as from time to time specified by MW.

                    (i) Upon the Delivery Date, Monogram or its Affiliate shall assign, with any required documentation, title to such Merchandise, free and clear of all Liens, to MW, the Authorized Affiliate or the Authorized Licensee (as indicated by MW) and MW shall (or shall cause the Appropriate Authorized Affiliate or Authorized Licensee to) make the required payment to Monogram within thirty (30) days after the Delivery Date (defined below).

                    (ii)   Merchandise shall be paid for as follows:

                                             Payment
                    Delivery Date            Due Monogram
                    -------------------      -----------------
                    (Months After Sale)      (% of Cash Price)

                     0 - 30 months                [        ]*
                     31 months or more            [        ]*

                    The "Delivery Date" is the date Merchandise is delivered to MW after repossession or retaking.

                    (iii) For purposes of this Agreement, the "Cash Price" for any Merchandise shall mean the cash price of such Merchandise when sold to the Cardholder, including tax and transportation charges on the original purchase, but excluding any service contracts. Monogram shall be responsible for any taxes imposed on the sale by Monogram to MW or Authorized Affiliates or Authorized Licensees under this paragraph.


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

                    (iv) If the balance of the entire Indebtedness in respect of the Account is less than the payment due Monogram or its Affiliate as described in (ii) above, such balance rather than such payment amount, shall be paid by MW or the Authorized Affiliate or Authorized Licensee.

                    (v) MW, Authorized Affiliates and Authorized Licensees shall have no obligation to accept such Merchandise if the amount to be paid to Monogram in (ii) of this subsection (or to its Assignees under any similar provision in an agreement with MW) is equal to or
                           exceeds [        ]* during the preceding twelve
                           (12) Settlement Periods, provided that during the first twelve Settlement Periods after the date of this Agreement net credit sales under the Original Account Purchase Agreement may be used for measurement purposes.

                    (vi) Upon request, MW shall and shall cause its Authorized Affiliates and use best efforts to cause its Authorized Licensees, as applicable, to inform Monogram of the price it obtains for such Merchandise and the cost, if any, of storage and sale.

                    (vii) Upon request MW may, if it elects, assist in repossessing or retaking Merchandise. In such event,
                           Monogram shall pay MW [        ]* if the
                           Merchandise is picked up from the Cardholder and
                           shipped as directed by Monogram and [        ]*
                           if the Merchandise is delivered to a Store and shipped as directed by Monogram.

In repossessing Merchandise, Monogram agrees to abide by, and cause others acting with respect thereto to abide by, all applicable laws and regulations and to act in a reasonable and ethical manner. All provisions of this SECTION 5.4(5) will, at the request of MW or Monogram, be reviewed and revised to the extent agreed, on each two (2) year anniversary of the date hereof.

               (6) MW shall promptly advise Monogram of any governmental investigation or governmental legal action (a) concerning MW's responsibilities under this Agreement, or (b) which reasonably may be expected to affect Monogram, the Program and/or the Accounts and Indebtedness.

               (7) MW shall ensure that Credit Cards are accepted at all Stores operated by MW or an Authorized Affiliate.

               (8) MW shall ensure that credit cards issued by Monogram and/or Affiliates of Monogram and bearing the name of any Authorized Affiliate(s) shall be accepted at all retail stores operated by MW or Authorized Affiliates.

          5.5. PROMOTIONS AND SOLICITATIONS.

               (1) During the term of this Agreement, MW shall make available to Persons currently approved Credit Card Applications, including Credit Card Agreements. In addition, MW shall promote the sale of Merchandise through the creation and use of Accounts in accordance with its practices prior to the Conversion Date to the extent permitted by law. Any material change from such past practices shall be mutually agreed upon by MW and Monogram, provided that advertising by MW (including, without limitation, all print and/or television advertising) shall refer to the availability of Accounts in accordance with past practices to the extent permitted by law.

               (2) During the term of this Agreement, Monogram monthly shall pay MW for expenses for Credit Promotions incurred by MW in connection with specific promotional programs mutually approved by the parties in writing during each Fiscal Year during the term of this Agreement an amount equal to
[        ]* of the preceding Settlement Period's Credit Sales, less any amounts incurred by Monogram and/or its designee during that Settlement Period and qualified under subsection (3) below, provided that, in the event that MW exercises its rights under Section 15.2(2)(iii), no amounts will be due under this subsection (2) for periods thereafter. If Monogram expends funds pursuant to this subsection it shall provide to the other party reasonable detail of such expenditures. Programs shall be mutually approved if they reasonably meet the criteria set forth below. Each such program is subject to the following criteria:

               (i) The primary purpose of each such program shall be to increase Credit Sales and/or open


                                       54









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

                    new Accounts. Programs will also be permitted which will encourage Cardholders to increase their existing Indebtedness on such Accounts if such programs are coupled with an extra value or incentive offer to Cardholders provided by MW at its own expense.

               (ii) There shall be sufficient lead time for each such program to receive reasonably adequate planning, support and integration to achieve its desired objectives.

If this Agreement terminates in the middle of a Settlement Period, the payment shall be proportionalized.

               (3) In determining amounts otherwise payable to MW under subsection (2) above, Monogram may deduct the amount of expenses incurred by Monogram and/or its designee in connection with Credit Promotions in connection with store openings and conversions to specialty stores; postage; promotional credit card reissuance; credit bureau fees; reasonable salaries and other expense for employees of Monogram and/or its designee who work virtually full-time on development of promotional programs, provided the portion of promotional expenses attributable to such employees shall not exceed for any calendar year, calculated on a year-to-date basis after the Conversion Date, the lesser of (a) the amount actually expended by Monogram and/or its designee, and
(b) [        ]* premiums (except premiums given in connection with programs to induce existing Cardholders to increase their Indebtedness); data processing fees for merging and purging new lists and existing lists; creative agency costs; co-op mailings; letter shop costs; outside telemarketing services; outside host and hostess services; supplies (including envelopes); list fees; advertising; and employee incentives to promote credit sales, such as in-store host and hostess programs. Any computations for calendar years which are not full calendar years shall be proportionalized by the number of full Settlement Periods in such partial calendar year.

               (4)  During the term of this Agreement, Monogram shall pay to MW
monthly the amount of [        ]* in connection with Credit Promotions offered
by MW and Monogram under this Agreement; provided that, if MW shall incur, pay to Monogram (by deductions of amounts otherwise owed to MW hereunder) or spend
less than [        ]* for Credit Promotions during any such Fiscal Year, the
difference shall be repaid by MW to Monogram and provided that, in the event that MW exercises its rights under Section 15.2(2)(iii), no amounts will be due under this subsection (4) for periods thereafter.


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

               (5) MW hereby directs Monogram to pay, and Monogram shall pay to MWCC on December 23, 1996, (a) the amounts which would have accrued or been payable under subsection (2) above (after deducting the amount specified in subsection (3) above) and subsection (4) above commencing on the Conversion Date through and including the last day of the Fiscal Month of November 1996, less any amounts owed to Monogram on such date pursuant to SECTIONS 3.6(3) OR 3.7(3) hereof and (b) the amounts which are estimated to accrue and be payable under subsection (2) above (after deducting the amount specified in subsection (3) above) and subsection (4) above for the Fiscal Month of December 1996. Commencing with the Fiscal Month of January 1997 and thereafter during the Monthly Payment Period, the amounts owed under subsections (2) and (4) will be paid to MWCC as provided in SECTION 3.8 hereof.

          5.6. [SECTION INTENTIONALLY OMITTED.]

          5.7. USE OF CUSTOMER LIST.

               (1) MW acknowledges and agrees that Monogram is the sole and exclusive owner of the Customer List. Monogram hereby grants to MW for the term of this Agreement an exclusive and royalty-free license to use (or sublicense or assign the right to use) the Customer List for all purposes, including for advertisement, solicitations or other marketing efforts, regardless of the manner or media through which the marketing effort is made, and regardless of whether the product or service has previously been marketed by MW, except that Monogram shall have the exclusive right (even as to MW) to use the Customer
List: (i) to operate the Program in accordance with this Agreement and any related agreement entered into by MW and Monogram and/or an Affiliate of Monogram; (ii) to exercise its rights to use the Customer List upon termination of this Agreement to the extent specifically provided in this Agreement; and
(iii) upon the occurrence of a Triggering Signature Acquisition and thereafter, to grant to the Signature Companies the exclusive rights specified in the Signature License during the term of the Signature License. In connection with MW's exercise of the rights granted under the preceding sentence, MW shall:

                    (a)    fulfill its obligations under SECTION 17.12 hereof;

                    (b) sell (or cause the sales of) credit insurance on Accounts to the extent legally permissible and customary in the retail industry;

                    (c) with respect to credit insurance and any other insurance marketed by MW or its designee(s) and charged on or offered in connection with Accounts, ensure that (i) any insurer selected by MW and/or its designee after the Conversion Date is reasonably acceptable to Monogram with regard to service and financial soundness (it being understood that the Signature Companies shall be presumed to be reasonably acceptable to Monogram at all time such companies are Affiliates of MW or Monogram), (ii) any fees for servicing paid to Monogram in connection with insurance are reasonably acceptable to Monogram, and (iii) any changes in the type of credit insurance products offered after the Conversion Date are reasonably acceptable to Monogram (except that widely sold credit insurance products shall be deemed acceptable to Monogram); and

                    (d) not use, or allow any other Person to use, the Customer List directly or indirectly to provide any consumer or commercial financing programs for the retail sale of goods and/or services at Stores (including credit, debit or charge card programs), whether operated in-house by MW or in connection with an outside Person, provided that, subject to the Signature License and Monogram's rights under
                           SECTION 5.13, (i) MW may use that portion of the Customer List comprising Persons who applied for Accounts and were rejected by Monogram to provide any closed end consumer or commercial financing programs for the retail sale of goods and/or services at Stores; and (ii) MW may use the Customer List in connection with the Existing Programs described in
                           SECTION 5.13(2)(b) AND (c) and, with the consent of Monogram or its Affiliate (as appropriate), SECTION 5.13(2)(a).

               (2) Monogram will maintain, update and provide to MW a 3% Test File along with other files necessary to provide MW with reasonable access to data required for MW's marketing, advertising research and real estate purposes approximating the degree of access to data that was available to MW prior to the Conversion Date. Upon mutual agreement of the parties, any incremental (over historical) cost of a new venture that is not in the current normal course of MW's business will be reimbursed by MW to Monogram within thirty (30) days after billing.

               (3) Monogram shall provide the Customer List to MW hereunder in the same manner, and to the same extent, as lists of cardholders were provided to MW by Monogram or its Affiliates prior to the Conversion Date.

               (4) Monogram shall enforce its rights under the Signature License at all times such license is in effect.

          5.8. MONOGRAM'S RECORDS. As part of Monogram's servicing activities, Monogram and its Assignees may store Account Documentation forwarded to Monogram on microfilm or other media and Monogram and its Assignees may, in the normal course of its business, destroy Account Documentation in the form forwarded to Monogram once such Account Documentation has been microfilmed or otherwise recorded.

          5.9. REPRESENTATIVES. During the term of this Agreement, senior management officers of MW shall have the right to make inspections of credit facilities used by Monogram to service Accounts during normal business hours with reasonable advance notice to Monogram.

          5.10. PREFERRED CUSTOMER SERVICES. Monogram shall continue throughout the term of the Agreement to provide, at its expense, a toll-free number or its equivalent to so-called preferred customers, together with the additional services provided to such customers (other than those in-store services to be provided by MW as provided for in SECTION 5.4), in substantially the same manner as they have been provided by MWCC prior to the Conversion Date.

          5.11. RIGHT TO CONTRACT. In addition to the rights of assignment as set forth in SECTION 17.1, and subject to the limitations set forth in SECTION 17.1, Monogram may delegate its obligations under this SECTION 5 to any Affiliate of Monogram, provided (a) such delegation shall in no way release or affect the liability and obligation of Monogram and the guarantor to perform Monogram's obligations under this Agreement, (b) such delegation preserves Transparent Servicing to the public, and (c) the delegatee shall assume Monogram's obligations under this

Agreement so delegated, and shall be jointly and severally liable with Monogram for such obligations, which assumption shall occur automatically upon such delegation. Notwithstanding the foregoing, in no event shall Monogram delegate any of its obligations under this Agreement to, or permit such obligations to be performed by, a Competitor, except to the extent permitted by SECTION 15.2(6) or 17.1(4).

          5.12. LIMITATION ON MONOGRAM. Monogram shall not, and shall not permit any other Person (including pursuant to SECTION 5.11) to, directly or indirectly utilize for any purpose other than the servicing of Accounts and Cardholders (a) personnel that handle incoming Cardholder inquiries (other than mail inquiries) directly with Cardholders (unless Monogram maintains other means for achieving Transparent Servicing) provided that this obligation shall be limited to the term of this Agreement, or (b) the Credit Card Agreements, Accounts and Credit Cards that may be issued pursuant thereto, provided, however, that Monogram may use such Accounts for financing purposes, including, without limitation, securitizing Indebtedness or selling participations in Indebtedness or selling Indebtedness and/or Accounts. It is understood that the Credit Cards to be issued in connection with the Accounts and Credit Card Agreements may not be directly or indirectly utilized to extend credit, make sales of products or services, or for any other purpose by anyone other than MW, its Authorized Affiliates and Authorized Licensees or as permitted by this Agreement (including in connection with the issuance of replacement or substitute cards under SECTION 5.14 hereof).

          5.13. RIGHT OF FIRST REFUSAL IN RESPECT OF OTHER CREDIT, DEBIT OR CHARGE PROGRAMS.

                (1) Except as authorized in subsection (2) hereof, MW shall not during the term of this Agreement (a) directly or through an Affiliate or other Person advertise, promote, sponsor, solicit, permit solicitation of or make available to its customers or otherwise provide at any Store operated by MW or an Authorized Affiliate any program (whether operated in-house by MW or in connection with an outside Person) which is similar in purpose or effect to the Program or (b) use or authorize any other Person to use the Licensed Marks in connection with any program which is similar in purpose or effect to the Program (except that, notwithstanding the foregoing, MW may accept credit cards in Stores as specifically provided in SECTION 5.14). For the avoidance of doubt, closed-end credit programs to Persons to whom Monogram has denied an Account or Cardholders with respect to whom Monogram has not approved an advance shall not be considered covered by this subsection but shall be subject to subsection (3).

                (2) MW and Affiliates of MW may advertise, promote, sponsor, solicit, permit solicitation of, or make available to their customers or otherwise provide at any Store, the following financing programs, each, as to
(b) and (c) below, in the form in which it exists on the date hereof, and whether or not it otherwise would be deemed or considered similar in purpose or effect to the Program (collectively, the "Existing Programs"): (a) any credit, debit or charge card program or facility provided under any agreement with Monogram or one of its Affiliates, including the Program; (b) the program involving the issuance of co-branded secured cards by Orchard Savings & Loan;
(c) the program available to MW's employees in connection with Bridgestone tire and other automotive sales where such employees receive certain benefits based upon Bridgestone tire and other automotive sales; and (d) subject to subsection
(4) below, general purpose credit cards widely accepted in the market in question, whether or not taken on the date hereof, provided (i) such cards do not involve the use of the Licensed Marks and/or any other tradename under which MW or any of its Affiliates conduct retail operations from time to time or any variation thereof, and/or (ii) such cards are not "sponsored" or "co-sponsored" by MW or any of its Affiliates (E.G., co-branded cards).

                (3) This subsection will apply to programs not covered by subsection (1), will apply to programs covered by subsection (2) to the extent provided below, and is subject to the provisions of SECTION 5.14. Monogram shall have a right of first refusal (which right can be assigned by Monogram to one of its Affiliates) with respect to any determination by MW to implement (i) any consumer or commercial financing programs for the retail sale of goods and/or services at Stores (including credit, debit or charge card programs) other than the Existing Programs (whether operated in-house by MW or in connection with an outside Person), and/or (ii) any substantially modified version of the Existing Programs (whether operated in-house by MW or in connection with an outside Person) described in Section 5.13(2)(b) or (c). MW shall notify Monogram in writing of any such determination and provide a proposal therefor and Monogram shall have sixty (60) days thereafter in which to exercise its right of first refusal by notice to MW, whereupon the parties will enter into a written agreement on the terms at least as favorable to Monogram as those contained in the proposal to be negotiated. If Monogram determines not to exercise its right of first refusal and MW proposes to provide the new or modified program in connection with a third party, MW (i) may enter into an agreement with such third party only on terms no more favorable to the third party overall than those offered to Monogram or MW may operate the program in-house. In such event, Monogram shall have no further rights in connection therewith at any time thereafter, except as specified in the next sentence, and such program shall not be subject to the terms of this Agreement, except that such program shall not be featured more prominently in advertising or in-store marketing efforts than the Program. If the aggregate amount of sales on those programs as to which Monogram did not exercise its right of first refusal are greater than
[        ]* during any Fiscal Year preceding a Fiscal Year in which MW may cancel (without cost) or not be legally bound to continue the largest of the programs with respect to which Monogram did not exercise its right of first refusal, at least one hundred eighty (180) days prior to the date upon which it first is legally and contractually permissible for Monogram or Monogram's designee to take over such program at no cost to MW (the "Cancellation Date"), MW shall provide Monogram or Monogram's Affiliate with a term sheet indicating financial and other significant terms that MW reasonably anticipates reflects those upon which such program could be continued after the Cancellation Date. Monogram or Monogram's Affiliate shall have ninety (90) days thereafter in which to exercise a right to take over the program on the Cancellation Date. If Monogram or Monogram's Affiliate exercises such right, the parties shall enter into a written agreement on terms at least as favorable to Monogram or Monogram's Affiliate as those contained in the term sheet. If Monogram or Monogram's Affiliate determines not to exercise its right and MW determines to continue the program with a third party, MW may (i) enter into an agreement with such third party only on terms no more favorable to the third party overall than those offered to Monogram or Monogram's Affiliate, (ii) operate the program in-house or (iii) present a revised term sheet to Monogram in which case these provisions shall apply to any revised term sheet as they did to the original term sheet. In such event, Monogram and Monogram's Affiliate shall have no further rights in connection therewith at any time thereafter and such program shall not be subject to the terms of this Agreement, except that such program shall not be featured more prominently in advertising or in-store marketing efforts than the Program.

                (4) With Marketing Committee approval, MW may display applications and in-store solicitation for cards and facilities permitted hereunder other than the Program, provided Marketing Committee approval is not required in connection with the American Express card or any other card or facility that is permitted to be used pursuant to this Agreement if the issuer thereof will not permit the utilization thereof unless the store displays applications or otherwise solicits holders thereof.

          5.14. ACQUISITIONS/DIVESTITURES/STORE CLOSINGS. The parties shall have the following rights in connection with


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certain acquisition, divestiture or closing of Stores during the term of this
Agreement.

                (1) ACQUISITIONS

                    (a) If MW or an Affiliate of MW acquires an Acquiree that operates a retail operation that has an Acquiree Credit Program with outstanding
credit card receivables of less than [        ]*, Monogram shall purchase for
cash all such receivables at the face value thereof if Monogram, in its reasonable discretion, determines the creditworthiness of the account debtors, the account servicing requirements and the account documentation relating to such accounts to be satisfactory. In the event of such purchase, such credit card receivables will be serviced in the same manner as provided in this Agreement, and such receivables will be deemed Accounts and Indebtedness.

                    (b) If MW or an Affiliate of MW determines to acquire an Acquiree that has an Acquiree Credit Program with outstanding credit card
receivables equal to or greater than [        ]*, or with outstanding credit
card receivables of less than [        ]* if Monogram does not acquire the
receivables as provided in (a) above:

                    (i) At least forty-five (45) days prior to consummation of such acquisition, MW shall deliver to Monogram a written notice setting forth, in reasonable detail, the circumstances of the impending acquisition including, without limitation, the identity of each Acquiree (the "Acquisition Notice").

                    (ii) Within twenty (20) days after delivery of the Acquisition Notice, MW shall provide Monogram with a written proposal setting forth terms under which Monogram may take over any existing Acquiree Credit Program as soon as it is contractually or legally possible to do so, or if there is no existing Acquiree Credit Program, extend the Program to the Acquiree. The parties thereafter shall work earnestly together in good faith to agree on the proposal or other terms acceptable to both


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

                           parties with regard to the credit quality and economic implications of such acquisition under which Monogram may take over any existing Acquiree Credit Program as soon as it is contractually or legally possible to do so, or if there is no existing Acquiree Credit Program, extend the Program to the Acquiree.

                    (iii) If the parties are unable to agree upon the proposal or other terms pursuant to (ii) above, MW may: (A) finance, either through its own resources or with third parties, the existing Acquiree Credit Program, or develop and so finance a new credit card program for the Acquiree if one does not then exist, provided that in either such instance, MW shall not enter into an agreement with a third party relating thereto until MW has advised Monogram of the terms of such proposed agreement, and (B) use the credit card of the Acquiree Credit Program, or the newly developed program, in the Acquiree's stores, in which event the credit agreements and indebtedness generated in the Acquiree's stores pursuant to such Acquiree Credit Program shall not be deemed to be indebtedness or accounts subject to this Agreement. In addition, MW and its Affiliates may, if not otherwise permitted pursuant to this Agreement, use the credit card of the Acquiree Credit Program, or the newly developed program, in Stores, provided that the Credit Card remains the Dominant Card.

                    (iv)   If, following a period of operation described in
                           (iii) above, MW determines that any or all of an Acquiree's stores are to be operated as "Montgomery Ward" stores, or under such other trade name as MW or its other Affiliates are then conducting any of their retail operations (e.g., Electric Avenue), Monogram and MW


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


                           shall work earnestly together in good faith to agree on terms acceptable to both parties to enable Monogram to take over the Acquiree Credit Program, or any newly developed program as may have been developed by MW as provided above. If the parties are unable to agree upon such terms, MW and its Affiliates may use the Credit Card in such stores, and shall also continue to have the same rights as set forth in (iii) above. The Credit Card shall remain the Dominant Card in such event.

                (2) CERTAIN DIVESTITURES; STOCK TRANSFERS.

                    Without limiting the generality of SECTION 17.1(3) hereof, if at any time before, at the time of, or after the occurrence of a Control Loss Event all or substantially all of the business of MW, or Stock of MW having fifty percent (50%) or more of the ordinary voting power in the election of directors or other Persons with comparable decision-making authority is, in either case directly or indirectly, acquired during the term of this Agreement by a Person (other than Monogram, Affiliates of Monogram, or an Affiliate of MW on the Conversion Date) ("Section 2 Acquiror"), regardless of the form of the transaction, the following shall apply:

                    (i) The parties shall work earnestly together in good faith to agree on terms acceptable to both parties with regard to the credit quality and economic implications of such acquisition, such that Monogram may take over the Acquiror Credit Program, if one exists, on the first date upon which it is legally and contractually permissible to do so without cost to MW or said Acquiror, or to extend the Program into the Section 2 Acquiror's stores if no Acquiror Credit Program exists. Notwithstanding the foregoing, the
                           Section 2 Acquiror shall not be obligated to either permit the Acquiror Credit Program to be taken over by Monogram, permit Monogram to extend the Program into the Section 2 Acquiror's stores or, except as


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                           specified in SECTION 17.1(3) hereof, enter into
                           any other contract with Monogram.

                    (ii)   If the parties are unable to agree on terms under
                           (2)(i) above: (A) the Section 2 Acquiror may use the Credit Card in the Section 2 Acquiror's stores, provided that the credit and servicing economics of such use are consistent with those in Stores in Monogram's reasonable judgment, and (B) if not otherwise permitted pursuant to this Agreement, the credit card of the Acquiror Credit Program may be used in Stores, provided that under this subsection the Credit Card remains the Dominant Card. If the Credit Card is used in the Section 2 Acquiror's stores, any accounts and indebtedness generated in connection therewith shall be deemed Accounts and Indebtedness. Any accounts or indebtedness otherwise generated in the Section 2 Acquiror's stores shall not be deemed to be accounts or indebtedness subject to this Agreement.

                (3) DIVESTITURES OCCURRING AFTER A CONTROL LOSS EVENT.

                Without limiting the generality of SECTION 17.1(3) hereof, if at any time after the occurrence of a Control Loss Event there is a MW Divestiture, the parties' rights and obligations shall be as follows:

                    (i) At least forty-five (45) days prior to any Divestiture Contract Date, MW shall deliver to Monogram a written notice setting forth, in reasonable detail, the circumstances of the impending MW Divestiture including, without limitation, the identity of each Post-Control Loss Acquiror and the assets which are to be divested (the "Divestiture Notice").

                    (ii) Within thirty (30) days after its receipt of a Divestiture Notice, at


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

                           Monogram's request, MW shall use its best efforts to cause the Acquiror to negotiate with Monogram the terms under which Monogram may take over the Acquiror Credit Program, if one exists, on the first date upon which it is legally and contractually permissible to do so without cost to MW or said Acquiror, or to extend the Program into the Post-Control Loss Acquiror's stores if no Acquiror Credit Program exists.

                    (iii) If Monogram and the Post-Control Loss Acquiror do not reach agreement as specified in subsection (ii) above: (x) Monogram may by notice to MW given at least fifteen (15) days prior to the Divestiture Date require MW to purchase (directly or through a designee), on the Divestiture Date, (1) all Divestiture-Related Accounts, but only such Accounts relating to Divested Stores that are divested on or after the time at which sufficient divestitures have occurred to satisfy the test of a MW Divestiture, and
                           (2) subject to the Signature License, such portion of the Customer List relating to such Divestiture-Related Accounts, all for the Divestiture-Related Account Purchase Price on the opening of business on the purchase date, and, upon such purchase MW or its designee shall thereupon own all such Divestiture-Related Accounts and, subject to all rights granted to the Signature Companies under the Signature License, such related portion of the Customer List, provided that MW shall have no obligation to purchase such Accounts and such portion of the Customer List if the Post-Control Loss Acquiror agrees, in writing in a form reasonably acceptable to Monogram, not to operate or sponsor any Acquiror Credit Program for a period of four (4) years after the Divestiture Date (it being understood


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

                           that Monogram or its Affiliate under such
                           circumstances may issue replacement and/or substitute credit cards to cardholders obligated in respect of such Divestiture-Related Accounts as if such Divestiture-Related Accounts were Store Closing-Related Accounts under subsection (4)(ii) below) or (y) if on the day after the Divestiture Date, the Aggregate Cardholders' Balance is less than
                           [        ]* Monogram may at its option terminate
                           this Agreement upon one hundred and fifty (150) days' notice to MW (which notice must be given within one hundred and fifty (150) days after the Divestiture Date, in which event MW shall purchase within one hundred and fifty (150) days thereafter: (i) subject to all rights granted to the Signature Companies under the Signature License, the Customer List, (ii) all Divestiture-Related Accounts that it would be required to purchase under SUBSECTION 3(iii)(x) for the Divestiture-Related Account Purchase Price, and
                           (iii) all other Accounts for the [        ]*
                           therefor, in which case Monogram shall sell such items. Upon purchase under SUBSECTION
                           (3)(iii)(y), MW or its designee shall thereupon own all such Divestiture-Related Accounts, other Accounts and, subject to all rights of the Signature Companies under the Signature License, the Customer List and MW shall have the rights it would have under SECTION 15.2(2)(ii) (which rights shall be exercised in accordance with procedures reasonably agreed to by the parties), and upon such purchase under SUBSECTION
                           (3)(iii)(x) or (y), the transfers shall occur subject to the rights set forth in the first sentence of the last paragraph of SECTION 15.2(2)(i). In the event that MW fails to purchase said Customer List, Accounts and


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*Confidential treatment has been requested with respect to this information.

                           Indebtedness when required by Monogram pursuant to SUBSECTION (3)(iii)(x) OR (y), Monogram (at its option exercised in its sole discretion) may, in addition to any other rights Monogram may have hereunder or at law or in equity at any time issue, or authorize another Person to issue, to some or all Cardholders a replacement or substitute widely-accepted general purpose card, whether or not co-branded, and market (or authorize the issuer to market) to the holders of such replacement or substitute cards in manners consistent with the practices with respect to such replacement or substitute cards subject to the terms of SECTION 5.14(4)(ii) relating to the issuance of replacement or substitute cards.

                    (iv) Unless Monogram exercises its rights and MW purchases Accounts under (3)(iii), (A) the Post-Control Loss Acquiror may use the Credit Card in the Post-Control Loss Acquiror's stores, provided that the credit and servicing economics of such use are consistent with those in Stores in Monogram's reasonable judgment, and (B) if not otherwise permitted pursuant to this Agreement, the credit card of the Acquiror Credit Program may be used in Stores, provided that under this subsection (B) the Credit Card remains the Dominant Card. If the Credit Card is used in the Post-Control Loss Acquiror's stores any accounts and indebtedness generated in connection therewith shall be deemed Accounts and Indebtedness. Any accounts or indebtedness otherwise generated in the Post-Control Loss Acquiror's stores shall not be deemed to be accounts or indebtedness subject to the Agreement.


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

                (4) STORE CLOSINGS.

                At any time there is a Store Closing:

                    (i) At least ninety (90) days prior to any Store Closing Date, MW shall deliver to Monogram a written notice identifying the retail Store location or locations that will be closed or sold on such Store Closing Date.

                    (ii) Monogram and/or an Affiliate of Monogram (at their option exercised in their sole discretion) at any time that Monogram owns Store Closing-Related Accounts in connection with such Store Closing may issue to some or all Cardholders obligated in respect thereof a replacement or substitute widely-accepted general purpose credit card, whether or not co-branded (provided that in no event shall such replacement or substitute card bear on its face a trademark, service mark or name of a competitor of MW or an Authorized Affiliate) and market (or authorize the issuer to market) to the holders of such replacement or substitute cards in manners consistent with the practices with respect to such replacement or substitute cards; and provided further that, subject to the Signature License and Monogram's rights under SECTION 5.13, MW may use the names of persons obligated in respect of such Store Closing-Related Accounts after the replacement and/or substitute cards are issued, except that, for a period ending four (4) years after the effective date of termination, MW shall not use, or allow any other Person to use such portion of the Customer List directly or indirectly to provide any consumer or commercial financing programs for the retail sale of goods and/or services at Stores (including credit, debit or charge card programs), whether operated in-house by MW or in connection with an outside Person, provided that, subject to the


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

                           Signature License, (i) MW may use such portion of the Customer List to the extent comprised of Persons who applied for Accounts and were rejected by Monogram to provide any closed end consumer or commercial financing programs for the retail sale of goods and/or services in Stores and (ii) MW may use the Customer List in connection with the Existing Programs described in SECTION 5.13(2)(b) and (c) and, with the consent of Monogram or its Affiliate (as appropriate) the Existing Program described in
                           SECTION 5.13(2)(a). For the avoidance of doubt, it is acknowledged and agreed that, in the event that Monogram and/or its Affiliate exercises its rights under this subsection (ii), accounts and indebtedness generated using such replacement or substitute cards shall not be deemed Accounts and Indebtedness.

                (5) Nothing in this SECTION 5.14 is intended to limit the right to use the Credit Card in any Stores if such Stores were not acquired as part of the acquisition of an ongoing retail operation.

                (6) "Dominant Card" shall mean the credit card that is featured more prominently in advertising and in-store marketing efforts, and the aggregate annual credit sales of which for the period in question are at least
[        ]* the annual aggregate credit sales through all other cards used.

                (7) MW and Monogram each shall, subject to the provisions of this SECTION 5.14, use reasonable efforts to accommodate all reasonable requests of the other in connection with implementing this SECTION 5.14.


                                       70







*Confidential treatment has been requested with respect to this information.

          5.15. THE LICENSED MARKS.

                (1) GRANT.  During the License Term (as defined in subsection
(5) below):

                    (a) MW hereby grants to Monogram, and Monogram accepts, the non-exclusive, non-royalty bearing right and license to use the Licensed Marks in the United States of America and elsewhere as provided in this Agreement, upon the terms and conditions hereinafter set forth. Such license includes the rights to sublicense, subcontract and/or assign to the extent provided herein and/or with MW's prior written consent.

                    (b) If MW adopts a trademark, trade name, service mark, logo or other proprietary mark which is used by MW or an Authorized Affiliate in connection with the operation of, or retail sales at, Stores but which is not listed on SCHEDULE 5.15 hereto (a "New Mark") and Monogram requests that such New Mark be added to SCHEDULE 5.15 and licensed hereunder, MW shall not unreasonably fail to do so, and such New Mark shall be added to SCHEDULE 5.15 by amendment of this Agreement.

                (2) PERMITTED USES. Monogram and its permitted sublicensees, subcontractors and assignees may use the Licensed Marks solely in connection with the creation, establishment, marketing and administration of, and the provision of services related to, the Program, Accounts and/or Indebtedness, all as provided herein and, to the extent Monogram has rights therein in connection with the Program, including with respect to both Old Indebtedness and New Indebtedness (collectively, the "Permitted Businesses"). The Permitted Businesses shall include, without limitation, the solicitation of Cardholders and potential Cardholders, acceptance of Credit Card Applications, the issuance and reissuance of Credit Cards, the provision of accounting services to Cardholders, the provision of Billing Statements and other correspondence relating to Accounts to Cardholders, the extension of credit to Cardholders, and the advertisement and/or promotion of the Program.

                (3) RESTRICTIONS AND QUALITY CONTROLS. Monogram's right to use the Licensed Marks shall be subject to the following conditions and restrictions:

                    (a) All displays of the Licensed Marks shall conform to standards set by MW from time to time for its own displays of the Licensed Marks. MW shall have the unilateral right, at its sole discretion, to amend SCHEDULE 5.15 by substituting a modified logo if such


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

     modified logo is adopted by MW for all or a substantial portion of its own business. If this occurs, MW shall have the right to require Monogram to substitute the amended logo form for the prior logo form effective on a date at least 180 days after the date MW notifies Monogram of the change, provided that Monogram's out-of-pocket costs shall be borne as agreed by the parties.

                    (b) Monogram shall include all notices and legends with respect to the Licensed Marks as are or may be required by applicable federal, state and local trademark laws which may be reasonably requested by MW.

                    (c) Monogram shall at no time adopt or use, without MW's prior written consent, any variation of the Licensed Marks or any word or mark similar to or likely to be confused with the Licensed Marks.

                    (d) To the extent that Monogram and its permitted sublicensees, subcontractors and assigns are permitted to originate their own advertising and promotional materials hereunder, and if any of them do so, the originator shall prior to first publication of each such piece submit same to MW for approval as to form of Licensed Mark usage. Such approval shall not be unreasonably withheld and shall be deemed to have been given unless written notice of disapproval shall be given by MW to Monogram within thirty (30) business days of receipt of such submission.

                    (e) Monogram shall conduct the Permitted Businesses in accordance with this Agreement. MW shall have inspection rights, and compliance deficiencies shall be remedied, as provided herein.

                    (f) Monogram shall conduct the Permitted Businesses in a dignified manner, consistent with and enhancing the general reputation of the Licensed Marks and MW, and in accordance with good trademark practice.

                    (g) Monogram shall not do anything or commit any act which might materially prejudice or adversely affect the validity of the Licensed Marks or MW's ownership thereof (it being understood that the collection of Accounts in accordance with applicable debt collection laws, the sending of adverse action letters, and the legally required or MW approved (both substance and the language) changing of terms of Accounts do not prejudice or adversely


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

     affect the validity of the Licensed Marks or MW's ownership thereof).

                    (h) Monogram shall, during the term of this Agreement and after termination hereof, execute such documents as MW may request from time to time to ensure that all right, title and interest in and to the Licensed Marks reside in MW.

                    (i) Notwithstanding any other provision in this Agreement to the contrary, Monogram shall not be required to obtain MW's approval of billing and collection forms, notices, letters, telephone routines, or other communications in which the only use of the Licensed Marks is the use thereof in text to identify the Program and/or the Credit Card, to identify the names of Stores that accept Credit Cards, and/or to describe transactions financed under the Credit Cards, provided that Monogram in no event shall use the Licensed Marks in a manner which adversely affects the goodwill associated with the Licensed Marks (it again being understood that communications in accordance with applicable debt collection laws, adverse action letters, and the legally required (both substance and the language) or MW approved changes in the terms of Accounts do not adversely affect goodwill).

                    (j) Except as otherwise provided herein, once materials bearing the Licensed Marks have been approved (or deemed approved) by MW, Monogram may use its existing stock of such materials, except that MW may require that Monogram cease use of such existing stock if MW pays for the replacement thereof.

                (4) OWNERSHIP. Monogram hereby acknowledges MW's exclusive right, title and interest in and to the Licensed Marks and MW's exclusive right to use and license the use of the Licensed Marks. Any and all goodwill arising from use of the Licensed Marks under this Agreement shall inure solely to the benefit of MW. Monogram agrees not to claim any title to the Licensed Marks or any right to use the Licensed Marks except as permitted by this Agreement. In particular, Monogram agrees that it will not assert that any failure of MW to set standards for, or police Monogram's use of, the Licensed Marks results in an abandonment of MW's rights in the Licensed Marks. Monogram shall not directly or indirectly question, attack, contest or, in any other manner, impugn the validity of the Licensed Marks or MW's rights in and to the Licensed Marks, or the license herein granted, including, without limitation thereto, in any action in which enforcement of any provision of this Agreement is sought; nor shall Monogram willingly become a party adverse to MW in


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

litigation in which a third party is contesting the validity of the Licensed Marks or MW's rights in and to the Licensed Marks.

                (5) LICENSE TERM. (a) The license granted in this Section 5.15 shall terminate upon the later of (i) the termination of this Agreement, or (ii) the date on which the Aggregate Cardholders' Balance is zero (the time from the date hereof to the later such date being referred to as the "License Term"). Upon expiration of the License Term, (a) all rights of Monogram with respect to the Licensed Marks shall terminate and revert to MW, and (b) Monogram shall immediately discontinue use of the Licensed Marks. The foregoing notwithstanding, it is understood that in no event shall the termination of this Agreement affect the rights of Monogram (or any authorized purchaser of Accounts and/or Indebtedness) to utilize the Licensed Marks in connection with the collection of Indebtedness.

                (6) INFRINGEMENT. (a) Monogram shall notify MW promptly of any infringements, imitations or unauthorized use of the Licensed Marks by any credit provider(s) (collectively, "Infringements") of which Monogram becomes aware. MW shall take such steps as it deems reasonable in the circumstances to abate any such Infringements. Except as provided below, MW shall have the sole right, at its expense, to bring any action on account of any infringements, and Monogram shall cooperate with MW as MW may request (and at MW's expense), in connection with any such action reasonably brought by MW. MW may settle infringements at its sole discretion (but shall use best efforts not to settle in a manner that conflicts with Monogram's rights hereunder), and may retain any and all resulting damages and/or other compensation paid by the infringer(s).
If MW does not undertake appropriate steps to abate an Infringement within ninety (90) calendar days after notice thereof from Monogram, Monogram may prosecute the same, at its expense, provided that no settlement shall be made without the prior written approval of MW. Monogram shall advise MW periodically of the status of such action and promptly of any material developments. MW reserves the right to participate at any time in such proceedings. In the event that any damage, settlement and/or compensation are paid in connection with any such action brought by Monogram, Monogram shall first retain an amount reimbursing its expenses, any remaining amount shall be divided equally between MW and Monogram.

                    (b) MW shall have the sole right, at its expense, to defend and settle any action that may be commenced against MW or Monogram alleging that use of the Licensed Marks infringe any rights of others. In such event, Monogram shall, at the reasonable direction of MW, promptly discontinue its use of the Licensed Marks alleged to infringe


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

rights of others. If MW does not give notice to Monogram of its intent to defend or settle such action against Monogram or affecting Monogram's use of the Licensed Marks within ninety (90) calendar days after notice thereof from Monogram, Monogram may defend the same, at its expense, provided that no settlement shall be made without the prior written approval of MW. Monogram shall advise MW periodically of the status of such action and promptly of any material developments. MW reserves the right to participate at any time in such proceedings. It is understood that nothing in this Section 5.15(6)(b) is intended to limit or otherwise modify MW's indemnification obligation under
SECTION 5.15(7)(a)) hereof.

                (7) INDEMNIFICATION. In addition to and without limiting any indemnifications specified under Section 11 hereof:

                    (a) MW, at its expense, shall defend and indemnify and save and hold harmless Monogram, Monogram's Assignees and Affiliates, the employees, officers, directors, shareholders, partners, attorneys and agents of Monogram and Monogram's Assignees and Affiliates, and all of the respective heirs, legal representatives, successors and permitted assigns of the foregoing from and against any and all liabilities, claims, causes of action, suits, damages and expenses, including reasonable attorneys' fees and expenses, which Monogram, Monogram's Assignees or Affiliates or each of the above described Persons becomes liable for, or may incur or be compelled to pay by reason of claims that Monogram's, Monogram's Assignees or Affiliates' or each of the above described Persons' use of the Licensed Marks in accordance with this Agreement violates any rights of the claimant except claims subject to Section 11.2 hereof.

                    (b) Monogram, at its expense, shall defend and indemnify and save and hold harmless MW, MW's Affiliates and Authorized Licensees, the employees, officers, directors, shareholders, partners, attorneys and agents of MW and MW's Affiliates, and all of the respective heirs, legal representatives, successors and permitted assigns of the foregoing from and against any and all liabilities, claims, causes of action, suits, damages and expenses, including reasonable attorneys' fees and expenses, which such Persons become liable for, or may incur or be compelled to pay by reason of claims arising from any use of the Licensed Marks, whether by Monogram or its permitted subcontractors and sublicensees, except claims subject to subsection (a) above or SECTION 11.1 hereof.


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

                (8) MATERIAL FURNISHED BY MW. MW shall cooperate with Monogram in furnishing art work, photographs, drawings, samples, graphics requirements and other such materials relating to the Licensed Marks which may reasonably be requested by Monogram, the cost of which shall be borne as agreed by the parties.

          5.16. MW COORDINATOR; MARKETING COMMITTEE.

                (1) As promptly as practicable after the date hereof, MW shall designate a MW Coordinator. In addition, as promptly as practicable after the date hereof, MW and Monogram shall organize a marketing committee (the "Marketing Committee"), which shall consist of six members. Three members of the Marketing Committee shall be designated by Monogram, and three members of the Marketing Committee shall be designated by MW.

                (2) The approval of at least a majority of the six members of the Marketing Committee shall constitute the act of the Marketing Committee.

                (3) Each member of the Marketing Committee shall serve until his or her successor is appointed by the party that appointed him or her or his or her earlier resignation or inability to serve. Upon the resignation or inability to serve of any member of the Marketing Committee, the party that originally appointed such member shall appoint a successor.

                (4) During the term of this Agreement, the Marketing Committee shall attempt to meet quarterly, but in all events shall meet at least three times each year. At each quarterly meeting of the Marketing Committee, Monogram's representative shall provide MW with a report on the Program, including a reasonable description of changes effected to the Program during the prior quarter without Marketing Committee approval.

                (5) The parties acknowledge that Monogram, as the sole owner of the Accounts and Indebtedness and operator of the Program may make changes to the Program from time to time, subject to subsection (6) below.

                (6) The parties acknowledge that, notwithstanding the fact that the Accounts and Indebtedness are solely Monogram's Accounts and Indebtedness and that the Program is conducted by Monogram, there may be certain changes over time to the Program which could have an adverse competitive, economic or other impact on MW, and that to protect MW's interests as a seller of Merchandise and its interest in the continuing goodwill of the Cardholders and its reputation (and subject to


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

the provisions of Section 5.16(7)), Monogram shall not effect any change to the Program during the term of this Agreement, which could have such adverse impact on MW without the approval of the MW Coordinator or the Marketing Committee, which approval shall be withheld only if the MW Coordinator or Marketing Committee (as appropriate) reasonably determines that the proposed change, if implemented, would have such adverse impact on MW. If Monogram, in its discretion, first seeks approval of a proposed change from the MW Coordinator and the MW Coordinator does not approve such change (or does not approve such change within a reasonable time after Monogram's request (which reasonable time shall not exceed ten (10) days)), Monogram may seek approval of such change from the Marketing Committee. If the Marketing Committee does not approve such change (or does not approve such change within a reasonable time after Monogram's request (which reasonable time shall not exceed sixty (60) days)), any party hereto may, within thirty (30) days thereafter, institute an arbitration proceeding to resolve such determination. Any such arbitration shall be conducted in accordance with the rules of the American Arbitration Association (or any successor thereto) then in effect or the rules of a similar association chosen by the Marketing Committee if the American Arbitration Association (or a successor thereto) is not then in existence. There shall be three (3) arbitrators, one selected by MW, one selected by Monogram and a third selected by the first two, each of whom is experienced in complex financial transactions. Monogram and MW each shall bear their own costs to arbitrate.
The parties shall equally split the costs, if any, of the American Arbitration Association and the arbitrators' fee. The arbitration shall be conducted at a place in New York, New York to be selected by the arbitrators. The law of the State of New York shall govern any arbitration hereunder. The decision of the arbitrators shall be final and binding on the parties, and any party may have such award entered as a judgment in a court of competent jurisdiction and enforce it like any other judgment. In reaching any decisions, the arbitrators shall be governed by the terms and conditions of this Agreement and shall not modify the terms and conditions hereof. Where a dispute is not covered by a term or condition, the arbitrators shall seek to resolve the dispute expeditiously and in a manner giving regard to Monogram's interests as the owner of Accounts and Indebtedness and MW's interests as a seller of Merchandise and its interest in the continuing goodwill of the Cardholders and its reputation. Whenever this Agreement refers to a matter approved by the Marketing Committee, such reference shall be deemed to be the conclusion of the arbitrators if such matter was decided through arbitration.

                (7) In reaching its decisions, the Marketing Committee and any arbitrators shall be governed by the basic principle that the purpose of this Agreement is to provide


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


ongoing strong support to the retail and marketing efforts of MW, its Authorized Affiliates and Authorized Licensees so that they can remain competitive and responsive to customers' needs in all relevant markets, while recognizing the need for Monogram and its Affiliates with respect to their participation in the Program to maintain a fair and reasonable profit and to provide ongoing strong support to credit quality and business development efforts of Monogram in connection with Accounts. In approving any suggested changes, the Marketing Committee and the arbitrators may consider whether the then Aggregate Cardholders' Balance is adequate to cover any reasonably anticipated increase in the amount of Indebtedness incurred by Cardholders arising out of the change.

              (8) Notwithstanding any other provision of this Agreement to the contrary, each of Monogram and MW may take any actions without prior Marketing Committee approval that Monogram or MW, as the case may be, believes in good faith, after consultation with counsel and reasonable notice to the other party, are required by Law or by demand of any Governmental Authority.

         5.17. CUSTOMER MOVES. During the term of this Agreement, Monogram and MW will adopt and implement mutually agreed upon procedures reasonably designed to direct the issuance of Credit Cards or credit cards issued by Monogram under agreements with MW or Affiliates of MW in each situation where a Cardholder's or cardholder's address changes to the knowledge of Monogram and the Cardholder's Credit Card or cardholder's credit card is not the Primary Card for the new address. Monogram will issue Primary Cards in accordance with such agreed-upon procedures.

6.  CONDITIONS PRECEDENT

         6.1. CONDITIONS TO MONOGRAM'S OBLIGATIONS. Notwithstanding any other provision of this Agreement, Monogram shall have no obligation or liability hereunder unless and until Monogram shall have waived or received (which Monogram shall acknowledge in writing to MW if so waived or received), in form and substance reasonably satisfactory to Monogram, on or before the Closing
Date:

              (1) Evidence that, Monogram has filed financing statements (form UCC-1 or others) with all filing officers desired by Monogram.

              (2) Evidence that all actions necessary to perfect the first priority of Monogram's Lien in and to Indebtedness and Accounts and, to insure that Monogram has good

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title in and to such Indebtedness and Accounts, have been taken, including, without limitation, the filing of duly signed and executed termination statements or assignments to Monogram pursuant to the Code with respect to any and all Liens (other than Monogram's Lien) in and to such Indebtedness and Accounts, provided that this condition shall not be deemed not satisfied if the interest of Monogram in Accounts and Indebtedness has been encumbered by Liens created or caused by Monogram or its Affiliates.

              (3) A favorable opinion of counsel to MW, dated as of the Closing Date, substantially in the form annexed hereto as SCHEDULE 6.1(3).

              (4)  [Section Intentionally Omitted.]

              (5) Resolutions of MW's board of directors, certified by the secretary or assistant secretary of MW, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the execution, delivery and performance of this Agreement and all documents executed and to be executed pursuant hereto, (ii) the establishment of Accounts by Monogram and the granting of the Liens herein provided for, and (iii) specific officers to execute and deliver this Agreement and all other related documents and instruments.

              (6)  [Section Intentionally Omitted.]

              (7)  The Financials referred to in SECTION 8.5 hereof.

              (8)  [Section Intentionally Omitted.]

              (9) Certificate of the secretary or assistant secretary of MW as to incumbency and signatures of the officers of MW, together with evidence of the incumbency of such secretary or assistant secretary.

              (10) [Section Intentionally Omitted.]

              (11) Evidence that, commencing as of April 1, 1996, Monogram is listed as an additional named insured with an assignment of benefit only to Monogram under credit insurance and credit property insurance sold on Accounts.

              (12) Evidence that the Account-Related Agreement has been
executed by MW and is, or upon the effectiveness of this Agreement shall be, effective.
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         6.2. CONDITIONS TO MW'S OBLIGATIONS.  Notwithstanding any other provision of this Agreement, MW shall have no obligation or liability hereunder unless and until MW shall have waived or received (which MW shall acknowledge in writing to Monogram if so waived or received), in form and substance reasonably satisfactory to MW, on or before the Closing Date:

              (1) A favorable opinion of counsel to Monogram opining as to Monogram, dated as of the Closing Date, substantially in the form annexed hereto as EXHIBIT 6.2(1).

              (2) Resolutions of Monogram's Board of Directors, certified by the secretary or assistant secretary of Monogram as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the execution, delivery and performance of this Agreement and all other documents executed and to be executed pursuant hereto, (ii) the establishment of the Program, and (iii) specific officers to execute and deliver this Agreement and all other related documents and instruments.

              (3) Resolutions generally authorizing the execution, delivery and performance of guaranties, as contained in minutes certified by an attesting secretary of GE Capital, and evidence that the Person executing and delivering the Guaranty on behalf of GE Capital is authorized under such resolutions to do so.

              (4) Certificates of the secretary or assistant secretary of Monogram and GE Capital, respectively, dated as of the Closing Date, as to the incumbency and signatures of the officers of Monogram and GE Capital, together with evidence of the incumbency of such secretary or assistant secretary.

         6.3. CONDITIONS TO ADVANCES ON ACCOUNTS BY MONOGRAM. It will be a condition precedent to the obligation of Monogram to make advances on Accounts on behalf of Cardholders (which condition may be waived by Monogram, but any such waiver shall not apply to future advances as to which there is no waiver) that the following statements shall be true and correct as of the date of each such advance by Monogram:

              (1)  All of the representations and warranties of MW contained in
SECTION 8 of this Agreement which (a) if not true and correct would constitute a MW Default pursuant to SECTION 16.1 and (b) are Remade MW Representations and Warranties as provided in SECTION 8, shall be correct in all material respects on and as of the date of any such advance as though made on and as of such date.

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              (2)  No event shall have occurred and be continuing, or would result from such advance, which constitutes a MW Default.

              (3)  MW shall have caused the last certificate as required by
SECTION 10.1 to be delivered to Monogram.

              (4) No outstanding Lien shall have been placed against the Accounts or Indebtedness owned by, or Charge Slips or Credit Slips to be tendered to, Monogram, taken as a whole (other than Liens created or caused by Monogram or Assignees); PROVIDED, HOWEVER, that, if at any time, an outstanding
Lien or Liens in an aggregate amount less than [        ]* shall have been
placed against the Accounts or Indebtedness owned by, or Charge Slips or Credit Slips to be tendered to, Monogram, taken as a whole (other than Liens created or caused by Monogram or Assignees), Monogram shall continue to make advances on Accounts on behalf of Cardholders unless (i) MW fails to promptly commence action to remove such Lien(s), or (ii) such Lien(s) have not been removed thirty (30) days after MW has had knowledge of the existence thereof; and PROVIDED FURTHER that, if at any time, an outstanding Lien or Liens resulting from a judgment or tax assessment against MW shall have been placed against the Accounts or Indebtedness owned by, or Charge Slips or Credit Slips to be tendered to, Monogram, taken as a whole (other than Liens created or caused by Monogram or Assignees), Monogram shall continue to make advances on Accounts on behalf of Cardholders unless MW fails to (i) promptly commence action to remove such Lien(s) and (ii) provide, or cause to be provided, security reasonably acceptable to Monogram.

              (5) No event shall have occurred and be continuing which is described in SECTION 16.1(5), except that if a petition has been filed under the bankruptcy laws by a Person other than MW, until the earlier of sixty (60) days after an involuntary petition has been filed under the bankruptcy laws or an adjudication that MW is a bankrupt under such laws, upon request of MW, Monogram shall pay the Payment Amount in respect of Charge Slips and Credit Slips at
[        ]* of the face amount of the Indebtedness to be advanced on behalf of the Cardholder and Monogram shall credit to a non-segregated reserve account established by Monogram on its books (the "Liquidation Account")
[        ]* of such face amount, provided that Monogram shall not be obligated to pay such Payment Amount(s) during such period after the earliest to occur of
(a) fifteen (15) days after the event described in SECTION 16.1(5) shall first occur, (b) a trustee shall be appointed in any proceeding described therein, or
(c) an order for relief shall be entered in such proceeding, unless an order in such form as shall be

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

reasonably acceptable to Monogram approving such payment pursuant to the terms of this Agreement (including the Liquidation Account) shall have been entered for the benefit of Monogram by a court of competent jurisdiction. MW shall have no right, title or interest in or to the Liquidation Account, except that such balance of the Liquidation Account shall be paid to MW upon the earlier of the time(s) when (a) an event under SECTION 16.1(5) is no longer continuing, or (b) the later of (i) the date on which all Accounts have been liquidated or (ii) all of MW's Obligations have been paid or otherwise satisfied in full. Such Liquidation Account shall bear interest at a daily rate equivalent to 1/365th of the Liquidation Account Commercial Paper Rate, calculated on a simple basis, in effect from time to time as of the last Business Days of the Settlement Periods during which there is a balance outstanding in the Liquidation Account, and such interest shall be added to the balance of the Liquidation Account.

The acceptance by MW of each payment for Indebtedness shall be deemed to constitute representations and warranties by MW that the conditions in this
SECTION 6.3 have been satisfied.

         6.4. CONDITIONS TO MW'S OBLIGATION TO SUBMIT CHARGE SLIPS AND CREDIT SLIPS. It will be a condition precedent to the obligation of MW to submit Charge Slips and Credit Slips to Monogram (which condition may be waived by MW, but any such waiver shall not apply to future submissions as to which there is no waiver) that the following statements shall be true and correct as of the date of each submission:

              (1) All of the representations and warranties of Monogram contained in SECTION 9 of this Agreement which (a) if not true and correct would constitute a Monogram Default pursuant to SECTION 16.2, and (b) are Remade Monogram Representations and Warranties as provided in SECTION 9 shall be correct in all material respects on and as of the date of each such submission as though made on and as of such date.

              (2) No event shall have occurred and be continuing, or would result from such submission, which constitutes a Monogram Default.

7.  SECURITY AND ACCESS TO DATA

         7.1. NATURE OF PROGRAM; SECURITY INTEREST.

              (i) The parties hereto intend and agree that the transactions contemplated herein shall constitute a program for the extension of consumer credit and service by Monogram to individuals who wish to obtain financing from Monogram to purchase Merchandise at Stores and that MW shall have no right,

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title or interest in or to Accounts, Indebtedness and/or Account Documentation
and/or any of the proceeds of any of the foregoing. Against the possibility that, despite such agreement and intentions of the parties, MW is found to have some right, title or interest in or to Accounts, Indebtedness or Account Documentation or any of the proceeds of any of the foregoing, and to provide Monogram with further assurance, secure Monogram's rights under the Program (including its right to collect Accounts and Indebtedness hereunder), and secure payment and/or performance of all of MW's Obligations, MW hereby grants, and continues, to Monogram a present and continuing security interest (subject to no other Liens caused by or arising from the acts or omissions, whether direct or indirect, of MW, its Affiliates and/or Authorized Licensees) in and to the following property or interests in property of MW, whether now existing or hereafter created or acquired: (a) all Accounts and Indebtedness; (b) all Account Documentation; (c) all Purchased Monogram Accounts; (d) all Non-Converted Accounts; (e) all MWCC Account Documentation; and (f) all proceeds of any of the foregoing.

              (ii) The parties hereto intend and agree that MW shall have no title to, or ownership of, deposits, credit balances and/or reserves on the books of Monogram, MWCC or any of their respective Affiliates relative to the Program, this Agreement or the Account-Related Agreement (whether such reserves are held by such Person on its own behalf or for the benefit of an Affiliate) and/or any of the proceeds of any of the foregoing, except such right and interest in or to any of the foregoing as expressly provided herein or in the Account-Related Agreement. Against the possibility that, despite such agreement and intentions of the parties, MW is found to have an ownership interest in or to such deposits, credit balances and/or reserves or any of the proceeds of any of the foregoing, and to provide Monogram with further assurance, secure Monogram's rights against MW and its Affiliates under the Program (including its right to collect Accounts and Indebtedness hereunder), and secure payment and/or performance of all of MW's Obligations, MW hereby grants, and continues, to Monogram a present and continuing security interest (subject to no other Liens caused by or arising from the acts or omissions, whether direct or indirect, of MW, its Affiliates and/or Authorized Licensees) in and to the following property or interests in property of MW, whether now existing or hereafter created or acquired: (a) all deposits, credit balances and/or reserves on the books of Monogram, MWCC or any of their respective Affiliates relative to the Program, this Agreement or the Account-Related Agreement (whether such reserves are held by such Person on its own behalf or for the benefit of an Affiliate) including, without limitation, the Credit Promotions Account, Liquidation Account and Protection Account described in SECTIONS 3.5, 6.3 AND 12.4, respectively, the MWCC Payment Reserve Account

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(as defined in the Account-Related Agreement) and any amounts held by Monogram for transmission to MWCC; and (b) all proceeds of any of the foregoing.

              (iii) The parties hereto intend and agree that MW shall have no right, title or interest in or to returned and/or repossessed Merchandise, to the extent such Merchandise was purchased on an Account, a Purchased Monogram Account and/or a Non-Converted Account and Monogram, MWCC, Assignees and/or MWCC Assignees (as defined in the Account-Related Agreement) have not been paid by MW with respect thereto, or any of the proceeds of any of the foregoing. Against the possibility that, despite such agreement and intentions of the parties, MW is found to have some right, title or interest in or to such returned and/or repossessed Merchandise or any of the proceeds of any of the foregoing, and to provide Monogram with further assurance, secure Monogram's rights under the Program (including its right to collect Accounts and Indebtedness hereunder), and secure payment and/or performance of all of MW's Obligations, MW hereby grants, and continues, to Monogram a present and continuing security interest (subject to no other Liens caused by or arising from the acts or omissions, whether direct or indirect, of MW, its Affiliates and/or Authorized Licensees) in and to the following property or interests in property of MW, whether now existing or hereafter created or acquired: (a) all returned and/or repossessed Merchandise, to the extent such Merchandise was purchased on an Account, a Purchased Monogram Account and/or a Non-Converted Account and Monogram, MWCC, Assignees and/or MWCC Assignees (as defined in the Account-Related Agreement) have not been paid by MW with respect thereto; and (b) all proceeds of any of the foregoing.

              (iv) MW agrees to cooperate fully with Monogram in order to give effect to the security interest granted in this SECTION 7.1 including, without limitation, the filing of UCC-1s or comparable statements in order to perfect and continue such security interest, notifying Monogram as to its knowledge of any Liens or purported Liens held or asserted by Persons other than Monogram or its Assignees and the obtaining of such releases and agreements from its creditors as Monogram may require.

         7.2. RETURNS OF MERCHANDISE. MW shall, and shall cause its Authorized Affiliates and Authorized Licensees to, notify Monogram, as soon as reasonably practical (and with sufficient detail to credit the applicable amounts), of all credits granted to Cardholders with respect to returned Merchandise that was purchased pursuant to Accounts creating Indebtedness. To the extent Monogram does not receive an offset pursuant to SECTION 3.2 hereof for such credit, MW will pay (or will cause the appropriate Authorized Affiliate or Authorized

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Licensee to pay) the amount of such credit to Monogram within thirty (30) days after the issuance of such credit.

         7.3. NOTICES TO MONOGRAM. MW shall and shall (i) cause Authorized Affiliates to, and (ii) use best efforts to cause Authorized Licensees to, use best efforts to promptly furnish to, or inform Monogram of, all material information known to any of them relating to the collectability of an Account, any changes of address of Cardholders, and notices of filings under the Bankruptcy Code with respect to Cardholders.

         7.4. FURTHER ASSURANCES. In addition to the undertakings specifically provided for in this Agreement, MW and Monogram shall each do all other things and sign and deliver all other documents and instruments reasonably requested by the other to perfect, protect, maintain and help enforce the Liens of Monogram and the priority of such Liens, and all other rights granted pursuant to this Agreement. Such acts shall include, without limitation, indicating on the books and records of MW that Accounts and Indebtedness are the property of Monogram and/or its Assignees and are subject to a Lien pursuant to this Agreement; the filing of financing statements, amendments, and termination statements under the Code relating to the Accounts and Indebtedness; and the delivery of any Account Documentation (including, without limitation, computer tapes) the physical possession of which Monogram requires in connection with the ownership, collection and enforcement of Accounts and Indebtedness. If MW fails to do so within ten (10) Business Days after request, MW irrevocably authorizes Monogram to execute alone any financing statement or any other document or instrument which may be required to perfect or protect any Lien granted to Monogram pursuant to this Agreement, and authorizes Monogram to sign MW's name on the same.

         7.5. ATTORNEY-IN-FACT. MW appoints (and shall (i) cause each Authorized Affiliate to appoint and (ii) use best efforts to cause Authorized Licensees to appoint) Monogram or Monogram's designee as their attorney-in-fact
(a) to endorse its name on any checks, notes, acceptances, money orders, drafts, or other forms of payment of or security for any Account or Indebtedness, (b) to sign its name(s) on any notices to any Cardholder in connection with the collection of Indebtedness, (c) to send requests for verification of any Account or Indebtedness to Cardholders, (d) to sue Cardholders for the collection of Indebtedness and (e) to do all things necessary to carry out or enforce the obligations of Cardholders and to preserve Monogram's Lien in and to Accounts and Indebtedness. This power, being coupled with an interest, is irrevocable until there shall no longer be any Indebtedness. Monogram shall, in exercising such power of attorney-in-fact, comply with all governmental laws,

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rules and regulations, act so as not to injure or adversely affect the business or reputation of MW, Authorized Affiliates and/or Authorized Licensees (it being understood that the collection of Accounts in accordance with applicable debt collections laws, the sending of adverse action letters, and the legally required or MW approved changes of Account terms do not injure or adversely affect such businesses or reputations), and be responsible for all obligations and liabilities arising out of the actions so taken.

         7.6. CONTINUED LIABILITY. MW shall (and shall cause Authorized Affiliates and use best efforts to cause Authorized Licensees to) perform all of their respective duties and obligations under any contracts or agreements between them and any Cardholders that relate to Merchandise sold on Accounts (as opposed to the Credit Card Agreement, Account or Indebtedness). Anything herein to the contrary notwithstanding, (a) MW, its Authorized Affiliates and the Authorized Licensees shall remain liable under any contracts and agreements with any Cardholder that relate to the Merchandise sold (as opposed to the Credit Card Agreement, Account, or Indebtedness), and to the extent set forth therein to perform all of their duties and obligations pursuant thereto to the same extent as if this Agreement had not been executed; (b) the exercise by Monogram of any rights pursuant to this Agreement shall not release MW, its Authorized Affiliates or Authorized Licensees from any of such duties or obligations under the contracts and agreements; and (c) except to the extent specifically set forth herein, Monogram shall not have any obligation or liability with respect to any Merchandise by reason of this Agreement, be obligated to perform any of the obligations or duties of MW pursuant to this Agreement, or be obligated to perform any of the obligations or duties of Authorized Affiliates or Authorized Licensees.

         7.7. OTHER PARTY MAY PERFORM. If either MW or Monogram fails to perform any of its duties or obligations contained herein and such failure has remained unremedied for a period of fifteen (15) days after notice to it from the other party, or if such failure is not reasonably susceptible of being cured within such fifteen (15) day period, if it fails to commence to cure such failure within such fifteen (15) day period and diligently proceed to cure thereafter, the other party may itself perform, or cause performance of, such duties or obligations, and the reasonably incurred expenses of the performing party incurred in connection therewith shall be payable by the other party on demand.

         7.8. RECEIPT OF PAYMENTS. The primary and exclusive right to effect collection of Indebtedness shall be vested in Monogram and Monogram may, at any time, in its sole discretion,
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subject to the proviso below, notify Cardholders to make payments directly to it in accordance with its instructions, provided that Monogram shall permit during the term of this Agreement, Cardholders to make In-Store Payments at all times prior to the earliest of (a) occurrence of a MW Default, (b) such time as Monogram has a reasonable basis for believing a MW Default is likely to occur or
(c) Monogram reasonably concludes that continued acceptance of In-Store Payments raises concerns regarding Monogram's safety and soundness or other legal concerns.

         7.9. ACCESS TO DATA BY MONOGRAM. In addition to the other rights set forth in this Agreement, Monogram (by any of its officers, employees, designees and/or agents) shall have the right, during normal business hours, in such a manner as to minimize interference with MW's normal business operations, to examine, audit, inspect, and make extracts from all of the data, records, files, and books of account including, without limitation, non-financial information under the control of MW relating to the Accounts, Cardholders and Indebtedness, and MW shall use its best efforts to facilitate Monogram's exercise of such right, including the assignment of such personnel of MW for the assistance of Monogram as Monogram shall reasonably request. MW shall deliver any document or instrument necessary for Monogram to obtain such information from any Person maintaining records for MW. Except as otherwise specifically provided in this Agreement, the party reviewing or copying such information shall do so at its own expense.

         7.10. ACCESS TO DATA BY MW. In addition to the other rights set forth in this Agreement (E.G., MW's rights pursuant to SECTION 5.7), MW (by any of its officers, employees, designees, and/or agents) shall have the right, during normal business hours, in such a manner as to minimize interference with Monogram's normal business operations, to examine, audit, inspect, copy and make extracts from all of the data, records, files and books of account under the control of Monogram relating to Accounts, Cardholders and Indebtedness, including, without limitation, non-financial information under the control of Monogram relating to the Accounts, Cardholders and Indebtedness, and Monogram shall use its best efforts to facilitate MW's exercise of such rights, including the assignment of such personnel of Monogram for the assistance of MW as MW shall reasonably request. Monogram shall deliver any document or instrument necessary for MW to obtain such information from any Person maintaining records for Monogram. Except as otherwise specifically provided in this Agreement (E.G., MW's access to information pursuant to SECTION 5.7 at no expense to MW), the party reviewing or copying such information shall do so at its own expense.

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         7.11. AUDIT OF INFORMATION.  MW's and Monogram's right to audit information as provided in Section 7.9 and 7.10 shall include the right to audit information necessary to determine if payments, credits, calculations or allocations made by either of them pursuant to this Agreement were accurate. If a party does not object in writing to the other party respecting any calculation or with respect to the amount of any payment, credit or allocation made under such sections within twenty-four (24) months after the date of such payment, credit, calculation or allocation, the calculation or the amount of such payment, credit or allocation shall be final. Each party shall maintain for a period of at least three (3) years, or any longer period as provided herein or during which an item is being contested, information reasonably sufficient for the other to perform such audits.

         7.12. RIGHT OF SETOFF. Except as specifically provided in this Agreement, and except during the period that the other party has committed an unremedied MW Default or Monogram Default, as the case may be, or an unremedied act has occurred or event is continuing which with the giving of notice or the passage of time or both, would be a MW Default or Monogram Default, as the case may be, neither MW nor Monogram shall have, and they each hereby waive, the right to setoff, and to appropriate and apply to the payment of amounts owing to it in connection with this Agreement, any and all money or property of the other then held by it.

8.  REPRESENTATIONS AND WARRANTIES OF MW

         MW makes the following representations and warranties to Monogram as set forth below in this SECTION 8 as of the date hereof. Each and all of such representations and warranties shall survive the execution and delivery of this Agreement as long as a claim may be made, except for those set forth in SECTION
8.5 which shall only survive to the extent Monogram gives MW written notice of any misrepresentation or breach of warranty (specifying in reasonable detail the basis thereof) on or before fifteen (15) months after the date hereof. Each and all of such representations and warranties which are set forth in SECTIONS 8.1(a), 8.1(b), 8.1(c), 8.1(d), 8.2(b), 8.2(c), 8.2(d), 8.4, 8.6, 8.7, 8.9, and
8.11 shall be deemed to be restated and remade ("Remade MW Representations and Warranties") on each date on which Monogram is required to make advances on Accounts on behalf of Cardholders. Notwithstanding anything to the contrary contained in this Agreement, except for the representations and warranties set forth in SECTION 8.9, in no event shall MW be liable (by way of indemnification or otherwise) for any misrepresentation or breach of warranty, to be read without limitation as to materiality for the purposes of this sentence,

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until the aggregate amount recoverable under this Agreement on account thereof
exceeds [        ]*, and then only to the extent of the excess of such
aggregate amount recoverable over [        ]*.

         8.1. CORPORATE EXISTENCE. MW (a) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois, or such other state in which it may be incorporated, (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where failure to be so qualified will not have a material adverse effect on the business, operations, property, or financial condition of MW, the Accounts or the Indebtedness (such Accounts and Indebtedness taken as a whole), Monogram's Lien in and to the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), or the priority of such Lien, (c) has the requisite corporate power and authority to own, pledge, mortgage, or otherwise encumber and operate its properties, to lease the properties it operates under lease, and to conduct its business as now, heretofore, and proposed to be conducted, (d) has all material licenses, permits, consents, or approvals from or by, and has made all necessary filings with, and has given all necessary notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation, and conduct, except where failure to obtain such licenses, permits, consents, or approvals, or to make such filings or give such notices, does not have a material adverse effect on the business, operations, property, or financial condition of MW, or the Accounts or Indebtedness (such Accounts and Indebtedness taken as a whole), and (e) is in compliance with its certificate of incorporation and by-laws.

         8.2. EXECUTIVE OFFICES AND STORES. (a) The chief executive office of MW is at 619 West Chicago Avenue, Chicago, Illinois 60671, (b) the chief executive office of MW will during the term of this Agreement be located at such location or at such other location as MW shall, from time to time, specify upon at least forty-five (45) days prior written notice to Monogram, (c) all records relating to Accounts and Indebtedness and maintained by MW are maintained at Stores, or at such other locations as are set forth on SCHEDULE 8.2 annexed hereto, as such schedule may be amended by MW from time to time upon forty-five
(45) days prior written notice to Monogram, and (d) SCHEDULE 8.2 contains a complete and correct listing of the addresses of all Stores operated by MW and/or an Authorized Affiliate, as such schedule may be amended by MW from time to time at least sixty (60) days prior to the commencement, or ten (10) days prior to a termination, of a retail store's operations.

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         8.3. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.  The
execution, delivery, and performance of this Agreement by MW and all instruments and documents to be executed by MW on the date hereof pursuant to this Agreement, and the creation of all Liens to be granted by MW as provided for herein: (a) are within MW's power; (b) have been duly authorized by all necessary or proper corporate action, including the consent of shareholders where required; (c) are not in contravention of any provision of MW's certificate of incorporation or by-laws; (d) will not violate any law or regulation applicable to MW or any order or decree applicable to MW of any court or governmental instrumentality; (e) except as set forth on SCHEDULE 8.3 annexed hereto, will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which MW is a party or by which MW or any of its property is bound, which conflicts, breaches, or defaults, either individually, or in the aggregate will have a material adverse effect on the business, operations, property, or financial condition of MW, the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), Monogram's Lien in and to the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), or the priority of such Lien; and (f) do not require any filing (other than the filings contemplated hereby) or registration by MW with, or the consent or approval of, any governmental body, agency, authority, or any other Person which has not been made or obtained previously where such failure to file, register or obtain consent or approval either individually, or in the aggregate, will have a material adverse effect on the business, operations, property or financial condition of MW, the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), Monogram's Lien in and to the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), or the priority of such Lien. This Agreement has been duly executed and delivered by MW and constitutes the legal, valid, and binding obligation of MW, enforceable against MW in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, moratorium, reorganization, or other laws or legal principles affecting the rights of creditors generally or by general principles of equity (whether or not a proceeding is brought in a court of law or equity).

         8.4. SOLVENCY.  MW is Solvent.

         8.5. FINANCIALS. The consolidated balance sheet of MW as of December 30, 1995 (the "Balance Sheet"), and the related statements of income, shareholders' equity, and changes in financial position for the fiscal year then ended, certified by Arthur Andersen & Company, independent public accountants, were

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prepared in accordance with GAAP applied on a consistent basis (except as disclosed therein), and present fairly the consolidated financial position of MW as at such date and the results of its operations and changes in financial position for the fiscal year then ended.

         8.6. NO DEFAULT. MW is not in default pursuant to or in respect of any contract, agreement, lease, or other instrument to which it is a party, nor has MW received any notice of default pursuant to any such contract, agreement, lease, or other instrument, in either case where such default would have a material adverse effect on the business, operations, property, or financial condition of MW, the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), Monogram's Lien in and to the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), or the priority of such Lien. No MW Default or event which, with the giving of notice, the lapse of time, or both, would be a MW Default, has occurred and is continuing.

         8.7. MARGIN REGULATIONS. This Agreement and the transactions contemplated hereby are not considered a "purpose credit" within the meaning of regulations G, T, U or X of the Federal Reserve Board and do not violate such regulations. MW has neither taken, nor permitted any agent acting on its behalf to take, any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

         8.8. NO LITIGATION.  Except as set forth on SCHEDULE 8.8 annexed hereto (which schedule specifies those claims involving consumer credit), no action, claim, or proceeding not covered by insurance which reasonably may be expected to result in a liability of MW in an amount in excess of, for each such
action, claim or liability, [        ]* is now pending or, to the knowledge of
MW, threatened against MW, at law, in equity, or otherwise, before any court, board, commission, agency, or instrumentality of any federal, state, or local government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators, nor to the knowledge of MW does a state of facts exist which might give rise to any such proceedings. None of such matters set forth on SCHEDULE 8.8 questions the validity of this Agreement or any action taken or to be taken pursuant hereto or any of the conditions precedent thereto.

         8.9. ACCOUNTS. With respect to each item of Indebtedness established and/or added by Monogram (and, to the extent applicable, each Account (including each Old Account)) at the time of establishment/addition: (a) MW has not purported to
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create Liens with respect thereto, in favor of any Person other than Monogram or an Affiliate; (b) arises or arose in connection with a bona fide sale and delivery of Merchandise by MW, Affiliates of MW or licensees, or the predecessors of any of the foregoing, to a Cardholder; and (c) is for a liquidated amount as stated in the Account Documentation relating thereto, subject to returns, allowances and other adjustments in the ordinary course of business.

         8.10. [SECTION INTENTIONALLY OMITTED.]

         8.11. THE LICENSED MARKS. MW is the owner of the Licensed Marks and has the right, power and authority to license Monogram and authorized designees to use the Licensed Marks as set forth in SECTION 5.15 hereof and the use of the Licensed Marks by Monogram or said designees in a manner approved (or deemed approved) by MW shall not (i) violate any applicable Federal, state or local law, rule or regulation or (ii) infringe upon the right(s) of any third party. MW shall execute such documents as Monogram reasonably may request from time to time to ensure that right, title and interest in the Licensed Marks resides in MW.

9.  REPRESENTATIONS AND WARRANTIES OF MONOGRAM

         Monogram makes the following representations and warranties to MW as set forth below in this SECTION 9 as of the date hereof. Each and all of such representations and warranties shall survive the execution and delivery of this Agreement as long as a claim may be made. Each and all of such representations and warranties which are set forth in SECTIONS 9.1(a), 9.1(b), 9.1 (last sentence) and 9.3 shall be deemed to be restated and remade ("Remade Monogram Representations and Warranties"), on each date on which Monogram is required to make advances on Accounts on behalf of Cardholders. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Monogram be liable (by way of indemnification or otherwise) for any misrepresentation or breach of warranty, to be read without limitations as to materiality for purposes of this sentence, until the aggregate amount recoverable under this Agreement on account
thereof exceeds [        ]*, and then only to the extent of the excess of such
aggregate amount recoverable over [        ]*.

         9.1. CORPORATE EXISTENCE. Monogram (as to all periods on and after the Conversion Date) (a) is a banking corporation duly chartered or organized (as appropriate), validly existing, and in good standing under the laws of the State of Georgia, (b) has the requisite power and authority to own, pledge, mortgage,

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or otherwise encumber and operate its properties, to lease the properties it operates under lease, and to conduct its business as now, heretofore, and proposed to be conducted, and (c) is in compliance with its charter and by-laws. Monogram has all material licenses, permits, consents, or approvals from or by, and has made all necessary filings with, and has given all necessary notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation, and conduct, except where failure to obtain such licenses, permits, consents, or approvals, or to make such filings or give such notices, does not have a material adverse effect on its business, operations, property, or financial condition.

         9.2. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery, and performance of this Agreement by Monogram, and all instruments and documents to be executed by Monogram on the date hereof pursuant to this Agreement (a) are within Monogram's powers; (b) have been duly authorized by all necessary or proper action, including the consent of shareholders where required; (c) are not in contravention of any provision of Monogram's charter or by-laws; (d) will not violate any law or regulation applicable to Monogram or any order or decree against Monogram of any court or governmental instrumentality; (e) except as set forth on SCHEDULE 9.2 annexed hereto, will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which Monogram is a party or by which Monogram or any of its property is bound, which conflicts, breaches, or defaults, either individually, or in the aggregate, will have a material adverse effect on Monogram's business, operations, property, or financial condition; and (f) do not require any filing or registration by Monogram with or the consent or approval of any governmental body, agency, authority, or, as to consents and approvals needed by Monogram, any other Person which has not been made or obtained previously where such failure to file, register or obtain consent or approval either individually, or in the aggregate, will have a material adverse effect on its businesses, operations, property or financial condition, the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), Monogram's Lien in and to the Accounts and Indebtedness (such Accounts and Indebtedness taken as a whole), or the priority of such Lien. Upon approval of the transactions herein by its shareholder(s), this Agreement has been duly executed and delivered by Monogram and constitutes Monogram's legal, valid, and binding obligation, enforceable against it in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, moratorium, reorganization, or other laws or legal principles affecting the rights of creditors generally or by general

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principles of equity (whether or not a proceeding is brought in a court of law or equity).

         9.3. SOLVENCY.  Monogram is Solvent.

10. FINANCIAL STATEMENTS AND INFORMATION

         10.1. MW'S REPORTS AND NOTICES. Until the end of the term of this Agreement, MW shall deliver to Monogram:

              (1) Within sixty (60) days after the end of each fiscal quarter of MW (except the last), MW's unaudited consolidated balance sheets as of the close of such quarter and the related statements of income, shareholder's equity, and changes in cash flow for such fiscal quarter, accompanied by the certification on behalf of MW by MW's chief executive or operating officer or chief financial officer that such financial statements were prepared in accordance with GAAP applied on a consistent basis (except as disclosed therein), and present fairly the consolidated financial position of MW as of the end of such fiscal quarter and the results of its operations and changes in cash flow, subject to non-recurring and year-end adjustments, provided the foregoing financial statements are read in the context of the audited financial statements for the preceding fiscal year, and any notes thereto, and that, except as noted therein, to the actual knowledge of such officer of MW there are no MW Defaults or events which, with the passage of time or giving of notice or both, would constitute a MW Default.

              (2) Within one hundred twenty (120) days after the close of each fiscal year, a copy of the consolidated annual financial statements of MW, consisting of a consolidated balance sheet and related statements of income, shareholder's equity, and changes in cash flow, all prepared in accordance with GAAP on a consistent basis (except as disclosed therein), certified by the independent public accountants regularly retained by MW, and accompanied by a certification on behalf of MW by MW's chief executive or operating officer or chief financial officer that, except as noted therein, to the actual knowledge of such officer, there are no MW Defaults or events which, with the passage of time or giving of notice or both, would constitute a MW Default.

              (3) Such other information respecting the Accounts and Indebtedness or MW's business or financial condition with respect to such Accounts and Indebtedness, as Monogram may, from time to time, reasonably request.

         10.2. [SECTION INTENTIONALLY OMITTED.]

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11. INDEMNIFICATION

         11.1. INDEMNIFICATION BY MW. MW agrees to protect, indemnify, and hold harmless Monogram, its Assignees and Affiliates, the employees, officers, directors, shareholders, partners, attorneys and agents of Monogram and its Assignees and Affiliates, and all of the respective heirs, legal representatives, successors and permitted assigns of the foregoing against any and all liabilities, costs, and expenses (including reasonable attorneys' fees and expenses), judgments, damages, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomsoever asserted, including, without limitation, Cardholders with respect to Accounts, and any Person who prosecutes or defends any actions or proceedings, whether as representative of or on behalf of a class or interested group or otherwise, arising out of, connected with, or resulting from (a) any breach by MW of any of its covenants, representations, or warranties contained in this Agreement, (b) any changes or failure (unless such failure is a result of a circumstance beyond MW's reasonable control) in computer systems or programs provided, or caused to be provided, by MW that have an adverse impact on Monogram's ability to obtain and utilize the services, information and data to be provided by MW to Monogram pursuant to this Agreement, which adverse impact is not remedied within ten (10) days after the occurrence thereof if it materially adversely affects Monogram's business, or within thirty (30) days in all other events, provided Monogram promptly advises MW of such matter after becoming aware thereof (it being understood that this indemnity shall not apply to periods prior to the expiration of the applicable cure period), (c) any product liability claim arising out of the use by any Person of any Merchandise the purchase of which was financed by an Account including, without limitation, an Old Account, (d) any misrepresentation by employees of MW, an Affiliate of MW or an Authorized Licensee relating to credit terms, (e) failure of MW, any Affiliate of MW or any Authorized Licensee to have all material licenses, permits, consents, or approvals from or by, and make all necessary filings with, and give all necessary notices to, all governmental authorities having jurisdiction, to the extent required for the ownership or operation of its properties, the conduct of its business, or the creation of Accounts or Indebtedness, (f) an assertion, demand, claim, suit, counterclaim or other proceeding by a Person other than an indemnified party that an Account or Accounts is or are unlawful or otherwise actionable because the balance thereon does not decrease at least partially each month because the sum of the insurance premiums and finance charges posted to the Account or Accounts is in excess of the minimum monthly payment, provided further that MW's indemnification obligation shall not apply to any assertion, demand, claim, suit, counterclaim or other

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proceeding to the extent arising from, and based solely upon, new sale activity
(renewals shall not be deemed for this purpose to be new sales if they occur within sixty (60) days after MW or an Affiliate thereof no longer owns all or substantially all of the Stock or assets of the Signature Companies) occurring on any date on which MW does not directly own all or substantially all the Stock or assets of the Signature Companies, (g) the reporting of credit losses and/or sales taxes to federal, state or local governments or governmental units and payments made or due to or from MW to such governments or governmental units involving, relating to, or based in whole or in part on credit losses and/or sales taxes, or (h) any act or failure to act by a Person involved in selling or facilitating the sale of Merchandise on Accounts, including such Persons as Valuevision International, Inc., to the extent such act or failure to act arises out of, occurs, is connected with, or results from a sale or attempt to sell Merchandise on an Account or a solicitation or application for an Account, including failure of such a Person (i) to act in accordance with instructions given by Monogram to the extent permitted or contemplated by this Agreement or
(ii) to perform MW's obligations under this Agreement, PROVIDED, HOWEVER, MW shall have no liability under this subpart (i), if the act or failure to act is the result of Monogram's failure to comply with this Agreement.

         11.2. INDEMNIFICATION BY MONOGRAM. Monogram agrees to protect, indemnify, and hold harmless MW, its Affiliates, the employees, officers, directors, shareholders, partners, attorneys and agents of MW and its Affiliates, and all of the respective heirs, legal representatives, successors and permitted assigns of the foregoing against any and all liabilities, costs, and expenses (including reasonable attorneys' fees and expenses), judgments, damages, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomsoever asserted, including, without limitation, Cardholders with respect to Accounts, and any Person who prosecutes or defends any actions or proceedings, whether as representative of or on behalf of a class or interested group or otherwise, arising out of, connected with, or resulting from
(a) any breach by Monogram of any of its covenants, representations, or warranties contained in this Agreement, (b) any changes or failure (unless such failure is a result of a circumstance beyond Monogram's reasonable control) in computer systems or programs provided, or caused to be provided, by Monogram that have an adverse impact on MW's ability to obtain and utilize the services, information and data to be provided by Monogram to MW pursuant to this Agreement, which adverse impact is not remedied within ten (10) days after the occurrence thereof if it materially adversely affects MW's business, or within thirty (30) days in all other events, provided MW promptly advises Monogram of such matter after becoming aware thereof (it

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being understood that this indemnity shall not apply to periods prior to the expiration of the applicable cure period), (c) any claim asserted as a result of the exercise of the power-of-attorney granted to Monogram herein or any collection efforts by, or at the direction of, Monogram, including the repossession of Merchandise, (d) any misrepresentation by employees of Monogram or its Affiliates relating to credit terms, or (e) failure of Monogram to have all material licenses, permits, consents or approvals from or by, and make all necessary filings with, and give all necessary notices to, all governmental authorities having jurisdiction, to the extent required for the ownership or operation of its properties, or the conduct of its business or the ownership or servicing of Accounts or Indebtedness.

         11.3. DEFENSE OF THIRD PARTY CLAIMS. In the event that any legal proceeding shall be instituted, or that any claim or demand shall be asserted by any Person in respect of which one party hereto is entitled to receive payment from the other party hereto pursuant to SECTIONS 11.1 and 11.2, the party seeking indemnification shall promptly cause written notice of the assertion of any claim of which it has knowledge which is covered by this indemnity to be forwarded to the other party, which other party shall, to the extent of its indemnification, and at its own expense, by counsel of its choice, which must be reasonably satisfactory to the party seeking indemnification, defend the party seeking indemnification against, and negotiate, settle, or otherwise deal with any proceeding, claim, or demand which is related to any matter indemnified against by the indemnifying party hereunder; PROVIDED, HOWEVER, that no settlement shall be made without the prior written consent of the party seeking indemnification, which consent shall not be unreasonably withheld; and PROVIDED FURTHER that the indemnifying party shall keep the party seeking indemnification advised as to the status of the matter. The party seeking indemnification may participate in any such proceeding with counsel of its choice at its expense. If the party seeking indemnification refuses to approve a proposed settlement that is acceptable to the claimant, the indemnifying party may, at its option, deposit the proposed settlement with the party seeking indemnification and thereupon be relieved of any further indemnity obligation in connection with such claim, including, but not limited to, attorneys' fees and expenses thereafter incurred. If upon the resolution of any such claim or proceeding which is the subject of the aggregate dollar limitations on claims set forth in SECTIONS 8 and 9 the aggregate amount of claims and related expenses which are subject to such limitation for which the indemnifying party is then liable is less than its limitation, any reasonable attorneys' fees and expenses incurred by the indemnifying party in defending against such claim shall within thirty
(30) days after demand be paid by the indemnified party to the indemnifying party. The

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parties hereto agree to cooperate fully with the defense, negotiation, or settlement of any such legal proceeding, claim or demand, but without expense to the party seeking indemnification.

         11.4. PAYMENT OF INDEMNIFIED AMOUNTS. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction, and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the parties shall have arrived at a mutually binding agreement with respect to each separate matter indemnified hereunder, the party seeking indemnification shall forward to the other party notice of any sums due and owing by the other party with respect to such matter and such other party shall be required to pay all of the sums so owing to the party seeking indemnification by check (or at the option of the recipient by wire transfer constituting immediately available federal funds) within thirty (30) days after the date of such notice.

         11.5. INSURANCE AND MITIGATION. The indemnified party shall use its best efforts to minimize the indemnifying party's obligation to indemnify by recovering, to the maximum extent possible without incurring any material expense, reimbursement from insurance carriers under effective insurance policies covering such liability. An indemnified party shall not be able to recover from an indemnifying party hereunder for any damages to the extent that the indemnified party shall have recovered under its insurance. The indemnifications provided for in this Agreement shall be net of tax benefits, if any. The indemnified party shall, at all times, use its reasonable efforts to minimize the indemnity obligation of the indemnifying party through remedial action which it has reason to know may minimize such obligations, provided that the indemnifying party shall have first agreed to reimburse the indemnified party for its cost, if any, in taking such remedial action.

12. AFFIRMATIVE COVENANTS OF MW

         MW covenants and agrees that, unless Monogram shall consent in writing, from and after the Conversion Date until the end of the term of this
Agreement:

         12.1. MONOGRAM'S FORMS. MW shall use only forms and contracts evidencing the Credit Card Agreement and comprising Account Documentation approved by Monogram to the extent of, and in connection with, the legal content thereof, E.G., in connection with compliance with truth-in-lending laws and regulations.

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         12.2. COMPLIANCE WITH LAW.  MW's own actions, and the actions of
Authorized Affiliates and Authorized Licensees in connection with the Agreement, and the actions of Persons on MW's behalf (or failures to act where any of the foregoing has a duty to act under this Agreement) shall comply with all federal, state, and local laws, statutes, ordinances, rules, regulations, orders and rulings, including, without limitation, court and FTC orders, ERISA, those regarding the collection, payment and deposit of employees' income, unemployment, and social security taxes, and those relating to environmental matters. Without limiting the generality of the foregoing, MW shall additionally be obligated to cause all forms utilized by MW, Authorized Affiliates and/or Authorized Licensees, other than those forms to be provided by Monogram as provided in this Agreement, to comply with those laws, statutes, ordinances, rules, regulation, orders and rulings during the term of this Agreement, which obligation shall include from time to time providing revisions of such forms so that they so comply. MW shall not be responsible for noncompliance pursuant to this SECTION 12.2 where noncompliance is a result of Monogram's failure to comply with any such matters, to the extent Monogram is required by this Agreement to so comply. In addition, MW shall take all reasonable measures as conveyed by Monogram to comply with the provisions of 12 U.S.C. Section 1972(1)(B).

         12.3. MW'S AFFILIATES AND AUTHORIZED LICENSEES. MW shall (a) forward to Monogram an executed copy of any now existing or future contract(s) with Authorized Affiliates pertaining to Accounts and Indebtedness; (b) upon the request of Monogram, forward to Monogram an executed copy of any now existing or future contract(s) with Authorized Licensees pertaining to Accounts and Indebtedness; (c) use best efforts to revise such agreements to acknowledge that, on and after the Conversion Date, (i) any payment to any such Person in respect of a Charge Slip submitted under the Program shall constitute an advance by Monogram to the relevant Cardholder, (ii) Monogram is the creditor with respect to, and owner of, all Accounts and (iii) in the event an Authorized Affiliate and/or Authorized Licensee fails to revise its agreement as specified in subsections (i) and (ii), provide a notice of termination or nonrenewal of its agreement with such Person on the earliest legally permissible date; and (d) use best efforts to obtain from each Authorized Licensee identified on EXHIBIT C an agreement in substantially the form attached as EXHIBIT D1 OR D2 hereto (as appropriate). In the event that an Authorized Licensee no longer has a department in any Store operated by MW or an Authorized Affiliate or should no longer be considered an Authorized Licensee, MW shall so notify Monogram and such Person no longer shall be an Authorized Licensee (and, if necessary, EXHIBIT C shall be modified accordingly).

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         12.4. PROTECTION CONTRACTS.

         (1) Subject to SUBSECTION (2) below, at all times after the Closing Date, MW shall, in connection with all future sales on Accounts by MW, its Affiliates or designees (other than Affiliates or designees that are licensed insurance companies) of protection for Merchandise (provided MW, its Affiliates or designees receive consideration for such sale of protection in addition to the consideration paid for the Merchandise), including, without limitation, the sale of extended warranties and service contracts (collectively, "Protection"), ensure that Protection shall be backed by insurance so that, if the party obligated on the Protection does not perform, an insurance company at all times reasonably acceptable to Monogram shall be obligated to pay, and/or perform under, a percentage of such Protection (based on the dollar amount of the sale price relating to the Protection) for all calendar quarters and portions thereof
beginning after the Closing Date equal to at least [        ]* of the aggregate
dollar amount of the sale price relating to such Protection sold during each such calendar quarter, it being understood that some Protection will be wholly insured and other Protection will not be insured to any extent. MW shall insure all other Protection at Monogram's request (made by Monogram in its sole discretion) and at Monogram's expense.

         (2) Anything in subsection (1) to the contrary notwithstanding, if on any date after execution hereof MW no longer is able to fulfill all or any portion of its obligation under the first sentence of subsection (1) at a cost to MW to obtain the insurance coverage comparable to the cost to MW of obtaining such coverage on the day immediately preceding such date, MW: (i) promptly (and in all events at least ninety (90) days prior to any lapse or termination of such insurance coverage with respect to Protection) shall so advise Monogram, and (ii) negotiate in good faith with an Affiliate of Monogram designated by Monogram during such period the terms under which that Affiliate is willing to provide (at MW's expense) the insurance coverage necessary to fulfill MW's obligation. If MW and said Affiliate agree on such terms, the Affiliate shall provide such coverage commencing upon the date that MW's prior coverage lapses or terminates (the "Insurance Lapse Date"). If MW and said Affiliate do not agree on such terms, MW and Monogram shall negotiate a deduction from Charge Slips relating to Protection so as to meet MW's obligation and in connection therewith MW shall furnish Monogram with information relating to its prior experience with Protection, including the terms of insurance coverage.
Beginning on the Insurance Lapse Date, Monogram may deduct from the Payment Amount otherwise to be paid to MW in respect of Charge Slips relating to sales of Protection a percentage of the amount of such Charge Slips, which percentage

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shall be an amount from time to time actuarially estimated by the parties to represent the cost to Monogram and/or its Affiliates to perform the outstanding obligations under the Protection that MW was otherwise to insure at its cost. Monogram shall credit any amounts so deducted to a non-segregated reserve account established by Monogram on its books (the "Protection Account"). Monogram annually shall determine whether the balance of the Protection Account exceeds the amount then actuarially estimated to represent the cost to Monogram and/or its Affiliates to perform the outstanding obligations under the Protection. If the balance exceeds such amount, Monogram shall debit the Protection Account for the difference and pay such amount to MW. If the balance is less than such amount, MW promptly shall pay to Monogram the shortfall, which amount shall be credited to the Protection Account by Monogram. In all other respects, the Protection Account shall be credited, debited and/or terminated in a manner agreed upon by the parties, it being agreed that such Protection Account shall be utilized, during such time as MW is performing or causing to be performed the obligations under the Protection, to reimburse MW or its designee upon demand for the costs incurred by MW or its designee in performing obligations under the Protection. Except as provided herein or as may otherwise be agreed by the parties in writing, MW shall have no right, title or interest in or to the Protection Account. Such Protection Account shall bear interest at a rate agreed to by the parties and such interest shall be added to the balance of the Protection Account.

         (3) If an Affiliate of Monogram does not provide required insurance coverage as provided in (2) above and the parties are unable to agree from time to time on a percentage to be deducted from such Charge Slips, the matter shall be referred to the Marketing Committee (and, if necessary, arbitration as provided in SECTION 5.16 hereof) for determination of the appropriate percentage to be deducted from such Charge Slips. Unless the Marketing Committee or arbitrator (as appropriate) have agreed upon a percentage prior to the Insurance Lapse Date, beginning on the Insurance Lapse Date until the date upon which the Marketing Committee or arbitrator makes its decision, Monogram may deduct from Charge Slips relating to sales of Protection a percentage of the amounts thereof equal to the Interim Percentage as to the Protection in question. In the event that the percentage thereafter determined by the Marketing Committee or arbitrator is less than the amount of the Interim Percentage, Monogram shall pay promptly to MW an amount equal to the difference between (i) the balance of the Protection Account and (ii) the amount that would have been in the Protection Account on such date if such percentage had been in effect at all times on and after the Insurance Lapse Date. In the event that the percentage thereafter determined by the Marketing Committee

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or arbitrator is greater than the amount of the Interim Percentage, MW immediately shall pay to Monogram for credit to the Protection Account an amount equal to the difference between (i) the amount that would have been in the Protection Account if such percentage had been in effect at all times on and after the Insurance Lapse Date and (ii) the balance of the Protection Account. Thereafter, Monogram may deduct from Charge Slips the percentage determined by the Marketing Committee or arbitrator as to the Protection in question until such time as a new percentage is agreed to (or determined by the Marketing Committee or arbitrator), or until such time as MW maintains the Designated Insured Percentage as to the Protection in question, at which time appropriate adjustments will be made.

         (4) MW shall submit to Monogram for Monogram's prior approval all policies relating to Protection entered after the Closing Date. If Monogram at any time determines that an insurance company insuring any portion of the Designated Percentage of the Protection no longer is reasonably acceptable to Monogram and MW at such time is unable to terminate its relationship with such company or companies without penalty, the parties shall negotiate in good faith an arrangement providing Monogram with the level of protection that Monogram would have had if such insurance company had remained acceptable (which arrangement may include, without limitation, deduction by Monogram of an agreed-to percentage from Charge Slips relating to Protection and/or purchase by MW or Monogram of supplementary insurance).

         (5) MW shall not, in connection with the selling of Protection, offer to return to Cardholders some or all of the purchase price paid by them therefor.

         (6) MW shall ensure that Monogram is listed as an additional named insured, with an assignment of benefit only to Monogram, as to Accounts under any new credit insurance and credit property insurance policies in effect with respect to insurance sold by MW or its Authorized Affiliates for Accounts on or after the Closing Date.

13. AFFIRMATIVE COVENANTS OF MONOGRAM

         Monogram covenants and agrees that, unless MW shall consent in writing, from and after the Conversion Date until the end of the term of this
Agreement:

         13.1. COMPLIANCE WITH LAW. Monogram's own actions and the actions of Persons on its behalf (or failures to act where any of the foregoing has a duty to act under this Agreement), shall comply with all federal, state, and local laws, statutes,

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ordinances, rules, regulations, orders and rulings, including, without limitation, court orders and orders of the Federal Trade Commission, ERISA, those regarding the collection, payment and deposit of employees' income, unemployment and social security taxes, and those relating to environmental matters. Without limiting the generality of the foregoing, Monogram shall additionally be obligated to cause all Accounts and Indebtedness thereon, as well as Credit Card Agreements, Billing Statements, other Account Documentation provided by Monogram under this Agreement, or explicitly approved by Monogram in writing as provided in SECTION 12.1, any other documents utilized by Monogram, insurance (to the extent of limitations on finance charges thereon), finance charges, and credit procedures relating to such Accounts and Indebtedness, to comply with those laws, statutes, ordinances, rules, regulations, orders and rulings during the term of this Agreement, including, but not limited to, so-called truth-in-lending or usury laws that may from time to time be in effect, which obligation shall include from time to time providing MW with revisions to credit procedures, Credit Card Agreements, periodic billing statements, other Account Documentation provided by Monogram under this Agreement, and any other documents utilized by Monogram, including those previously prepared by or on behalf of MW, so that they so comply, provided, however, that Monogram shall not be responsible for the compliance of (i) any disclosure requested by MW of an alternative credit source (i.e., a grantor of closed-end credit) on Credit Card Applications or Credit Card Agreements or (ii) the manner in which, if requested by MW, consent is obtained from applicant(s) seeking Accounts for submission of information or other materials to an alternative credit source, whether by such applicant's completion of a Credit Application or Credit Card Agreement or otherwise. Monogram shall not be responsible for noncompliance pursuant to this SECTION 13.1 where noncompliance is a result of MW's failure to comply with any such matters, to the extent MW is required by this Agreement to so comply.

         13.2. SECURITIZATION, ASSIGNMENT AND SALE COMPLIANCE. Monogram shall comply with the terms of all agreements relating to the securitization, assignment or sale of Accounts.

         13.3. SALES OF ACCOUNTS AND INDEBTEDNESS. In the event that Monogram sells Accounts and Indebtedness under circumstances where neither Monogram nor a servicer designated by Monogram provides servicing for such Accounts and Indebtedness once sold, Monogram shall ensure that the purchaser(s) thereof shall agree to (i) comply with applicable laws and (ii) indemnify Monogram and MW for damages resulting from any failure to so comply.


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14. NEGATIVE COVENANTS OF MW

         14.1. LIENS. MW shall not (except as provided herein) intentionally cause a Lien to be placed against the Accounts or Indebtedness.

         14.2. [Section Intentionally Omitted.]

         14.3. PAYMENTS IN RESPECT OF SALES ON AUTHORIZED AFFILIATES' CREDIT CARDS. In the event that (i) MW accepts credit cards issued by Monogram or its Affiliates and bearing the name(s) of Authorized Affiliate(s) and (ii) Monogram and/or its Affiliates pays such Authorized Affiliate(s) with respect thereto, MW shall not seek payment from Monogram or otherwise attempt to hold Monogram liable therefor.

         14.4. SUBMISSION OF CHARGE TRANSACTION DATA BY STORES ONLY. MW shall not submit to Monogram (and shall prohibit other Persons from submitting to Monogram) any Charge Transaction Data arising other than in connection with a sale of Merchandise to a Cardholder by MW, an Authorized Affiliate or an Authorized Licensee.

15. TERM

         15.1. TERM AND TERMINATION.

              (1) Except as otherwise provided herein, the term of this Agreement shall commence on the date hereof and shall continue (unless terminated pursuant to another provision of this SECTION 15.1) until December 31, 2011 (the "Initial Term") and from year to year thereafter, unless terminated by either party hereto effective on the last day of the Initial Term or any December 31 thereafter upon giving written notice to the other of the election to terminate effective on the last day of the Initial Term or any December 31 thereafter, which notice in either event shall be given not less than ten (10) years prior to the effective date of termination.

              (2) The term of the Agreement may also terminate at the election of MW in the event that Monogram fails to increase, upon the reasonable request of MW from time to time as provided in SECTION 3.1, the Maximum Aggregate Cardholders' Balance to an amount requested to finance Cardholders with respect to all Accounts and Indebtedness that may arise during the next two (2) year period based on MW's then current five-year plan. This right is in addition to other rights that MW has as provided in SECTION 15.2(4).

              (3) The term of this Agreement may also terminate at the election of the non-defaulting party in the

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event of a MW Default or Monogram Default as set forth in SECTION 16.

              (4) The term of this Agreement may also terminate at the election of MW as set forth in SECTION 17.1(4).

              (5) The term of this Agreement may also terminate at the election of either party in the event that the Account-Related Agreement between MW and MWCC terminates other than as a result of the occurrence of an event of default thereunder.

              (6)  The term of this Agreement may also terminate as provided in
SECTION 5.14(3)(iii).

              (7) This Agreement shall automatically terminate if any of the conditions to closing set forth in Article 6 shall not have been satisfied or waived by the appropriate party on or prior to the Closing Date.

         15.2. EFFECT OF TERMINATION AND REACHING THE MAXIMUM AGGREGATE CARDHOLDERS' BALANCE.

              (1) No termination (regardless of cause or procedure) of this Agreement shall in any way affect or impair the powers, obligations, duties, rights, indemnities, liabilities, undertakings, covenants, warranties and/or representations (individually and collectively, "Provisions") of MW or Monogram with respect to times and/or events occurring prior to such termination, including the obligation to make payments in respect of obligations (including indemnification obligations) arising prior to the termination date. No Provision with respect to times and/or events occurring after termination shall survive termination except (i) those set forth in the previous sentence or as otherwise stated in this Agreement to survive termination, (ii) those Provisions contained in SECTIONS 5.1, 5.2(7), 5.4(2), 5.4(6), 5.7 (to the extent consistent with any express provisions of this Section 15), 5.15 (to the extent provided therein), 7.4, 7.6, 7.7, 11, 15.2, 17.11, 17.12, 17.13, 17.21, 17.22 and, unless
MW or MW Designee has purchased all Accounts and Indebtedness, to the extent they relate to Accounts and Indebtedness owned or held by Monogram and/or Assignees, 3.4 (for twelve months after the effective date of termination), 5.4(1)(ii), 5.4(5) (for twelve months after the effective date of termination),
5.12 (EXCEPT (a)), 7.1, 7.2, 7.3, 7.5, 7.8 and 14.1, shall also survive subject to any express limitations on such survival set forth in this Agreement (together with those Provisions stated to survive in (i) above, the "Surviving Provisions"), (iii) any other Provision that should reasonably survive to accomplish a reasonable separation of the parties,

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taking into account the pattern of the Surviving Provisions and the Provisions that are expressly stated not to survive; provided that the burden of proof in the event of dispute as to whether a Provision other than a Surviving Provision survives is on the party contending for survival, and (iv) MW and Monogram shall be liable for any damages suffered by the other in the event of a termination due to a MW Default or Monogram Default, respectively. Except as specifically provided herein to the contrary, upon such termination (i) Monogram and Assignees shall continue to own Accounts and Indebtedness which they owned prior to such termination and (ii) provided that MW or MW Designee has purchased all Accounts and Indebtedness, MW shall, subject to the rights granted to the Signature Companies under the Signature License, be given full ownership of and all rights to the Customer List. In the event of termination, during but before the end of a Fiscal Year, any payment due with respect to part of a Fiscal Year shall be made sixty (60) days after termination.

              (2) With regard to a termination of this Agreement pursuant to SECTIONS 15.1(1) or, if not appropriately governed by the other sections of this
SECTION 15.2, 15.1(5):

                   (i) MW (or a third party designated by MW) may at MW's option:

                             (A) purchase (or authorize a third party to purchase), as of the opening of business on the date of termination and subject to the restriction contained in SECTION 15.3 below, (x) all existing Accounts and Indebtedness (other than Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement, it being understood that MWCC shall have the sale obligation with respect thereto); and (y) subject to all rights granted to the Signature Companies under the Signature License, the Customer List, all for a price equal to the Net Receivable Balance on the opening of business on such date, in which case the provisions of (ii) below shall apply, and MW or such third party shall thereupon own all

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                             of the Accounts and Indebtedness (other than
                             Indebtedness sold to MWCC under the Credit Card Receivables Agreement) and, subject to all rights granted to the Signature Companies under the Signature License, the Customer List;

                             (B) (x) require Monogram to participate to MW or a third party designated by MW (a "MW Designee") all new Indebtedness on existing Accounts created after the date MW notifies Monogram of the option it has chosen (in which case the provisions of
                             (iii) below shall apply, and MW or MW Designee, as the case may be, at no additional cost thereto, shall be transferred ownership of (i) each Account at such time as there is no longer Indebtedness outstanding on such Account other than that participated to MW or MW Designee and (ii) subject to all rights granted to the Signature Companies under the Signature License, all rights in that portion of the Customer List comprising Accounts so transferred; provided that, in the event that counsel to Monogram reasonably determines that participation, or any level of participation
                             (e.g., participation of more than [        ]* of
                             Monogram's interest in Indebtedness), is not legally advisable, Monogram shall not be required to allow the participation described in this subsection (B) and the parties shall use best efforts to agree upon a comparable procedure designed to

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

                             accomplish the objectives underlying this subsection (B)), and (y) establish new accounts for, and extend credit to, Persons who apply for Accounts at or after this option is selected; or

                             (C) not purchase existing Accounts or
                             Indebtedness, and not create new accounts or participate in new indebtedness on existing Accounts pursuant to (A) or (B) above but, subject to all rights granted to the Signature Companies under the Signature License and the rights granted to Monogram in the provisions of subsection (iv) below, have the exclusive right (without any fee being payable to Monogram and with all revenue and income derived therefrom belonging to MW) to use (or sublicense or assign the right to use) the Customer List for all purposes, including for advertisement, solicitations or other marketing efforts, regardless of the manner or media through which the marketing effort is made, regardless of whether the product or service was previously marketed by MW, provided that for a period ending four (4) years after the effective date of termination, MW shall not use, or allow any other Person to use, the Customer List directly or indirectly to provide any consumer or commercial financing programs for the retail sale of goods and/or services at Stores (including credit, debit or charge card programs), whether operated in-house by MW or in

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

                             connection with an outside Person, provided that, subject to the Signature License: (i) MW may use that portion of the Customer List comprising Persons who applied for Accounts and were rejected by Monogram to provide any closed end consumer or commercial financing programs for the retail sale of goods and/or services at Stores; and (ii) MW may use the Customer List in connection with the Existing Programs described in SECTION 5.13(2)(b) and (c) and, with the consent of Monogram or its Affiliate (as appropriate), the Existing Program described in Section 5.13(2)(a). If option (C) is selected, the provisions of (iv) below shall apply.

                             The transfer of ownership to MW or a MW Designee of Accounts under options (A) or (B) and indebtedness under option (B) shall include the right to receive all such Accounts, indebtedness and the Account Documentation related thereto free and clear of all Liens created or caused by Monogram and/or its Affiliates and Monogram and/or its Affiliates shall execute, and cooperate in the filing by MW of all Code statements and other documents needed to so transfer the Accounts and Indebtedness to MW. In the event MW selects option (A) or (B) above, Monogram shall use its best efforts for twenty-four (24) months prior to the effective date of termination to assist MW in MW's developing financing and servicing capabilities for the

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

                             Accounts and Indebtedness.  MW shall notify
                             Monogram of the option it has chosen pursuant to this SECTION 15.2(2)(i) not later than twenty-four
                             (24) months prior to the effective date of termination or, if this Agreement has terminated pursuant to SECTION 15.1(5), not later than such lesser time as is reasonable and fair to both parties under the circumstances.

                  (ii) If MW chooses option (A) above, to the extent Monogram maintains, or causes to be maintained, equipment, facilities and/or employees substantially dedicated to servicing Accounts and Indebtedness prior to the effective date of termination, upon the effective date of termination, Monogram shall offer to MW (and MW
                        shall purchase) such equipment, [        ]*; assign,
                        or if not assignable, sublease, such facilities
                        (to the extent Monogram's leases to such facilities
                        are assignable or permit subleasing, and Monogram shall in negotiating such leases use its best efforts to
                        obtain assignable leases)[        ]* and employ such
                        personnel on terms comparable to the terms under which they were employed. In the event MW purchases such equipment, leases such facilities and/or employs such personnel, Monogram shall concurrently therewith license (on a royalty-free basis) to MW, for its exclusive internal use, the software necessary for MW to service the Accounts and Indebtedness

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

                        in a manner similar to that in which Monogram serviced such Accounts and Indebtedness prior to the effective date of termination. MW shall pay all costs associated with converting such software to MW's system, including the reasonable costs of Monogram's assistance in such conversion, and shall incur all further costs of maintaining such software. MW shall also be so entitled to such license if such equipment, facilities and/or personnel are not substantially dedicated to servicing Accounts and Indebtedness prior to the effective date of termination. Such software is confidential trade secret information that is proprietary to Monogram, and MW shall not disclose such software to any other Person or in any other instance (except those listed in SECTION 17.12(1)(a) with prior notice thereof and SECTION 17.12(1)(e), provided the consent pursuant to such SECTION 17.12(1)(e) will not be unreasonably withheld with regard to a consultant who shall execute a confidentiality agreement reasonably acceptable to Monogram). In addition, Monogram shall use its best efforts to cooperate with and assist any Person designated by MW to service Accounts and Indebtedness in a manner similar to Monogram's servicing of Accounts and Indebtedness, and MW shall pay Monogram's reasonable out-of-pocket costs incurred in such cooperation.

                  (iii) If MW chooses option (B) above, Monogram shall continue to collect on each Account and Indebtedness and each account and indebtedness owned by MW or an MW Designee until the balance thereon owned by Monogram and/or its Assignee(s) is paid. At MW's request, Monogram shall continue to service (including collection) Accounts and Indebtedness and

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

                        accounts and indebtedness owned by MW or an MW Designee until the effective date of termination, which servicing shall be done in the same manner and with the same degree of care with which Monogram serviced Accounts and Indebtedness prior to Monogram's receipt of notice of election pursuant to SECTION 15.2(2). Until the effective date of termination, MW shall pay Monogram a fee for servicing equal to the sum of (a)
                        [        ]* Such costs shall be computed in
                        accordance with Monogram's Accounting Practices or the accounting practices of its servicer (as appropriate). Neither Monogram nor its servicer shall change the components of such costs in anticipation of the effectiveness of these provisions, or immediately prior to or during the period described in this subsection
                        (iii), but such costs shall include additional out-of-pocket expenses to Monogram or its servicer required for the servicing of accounts and indebtedness, other than transition costs including, without limitation, accounts and indebtedness owned by MW. Anything in SECTION 5.5 to the contrary notwithstanding, during the period that this subsection
                        (iii) is operative, the provisions of SECTION

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

                        5.5 shall not apply, including, without limitation, any obligation of Monogram to pay any amounts accruing thereunder during such period. Upon the effective date of termination, MW shall have the same obligation to purchase (and Monogram shall have the same obligation to sell) such equipment, lease such facilities, and employ such personnel, and the same right to obtain a royalty-free license, as is set forth in (ii) above. Payments on Accounts as to which MW or MW Designee owns Indebtedness (the definition of Indebtedness being expanded to include that owned by MW or MW Designee for purposes of the following portion of this subsection) shall be applied and, to the extent specified below, remitted to MW or MW Designee after receipt as quickly as the parties mutually determine to be reasonable in the following order to the extent practicable (and if not practicable, in such other manner reasonably agreed to by the parties): first in respect of charges for insurance, next to finance charges on Indebtedness which finance charges shall be paid to each party proportionately based on the amount of Indebtedness and indebtedness owned by Monogram, MWCC and Assignees on the one hand and MW or MW Designee on the other hand, next to the principal portion of the Indebtedness and indebtedness owned by Monogram, MWCC and Assignees and finally to the principal portion of the Indebtedness owned by MW or MW Designee. Payments on accounts entirely owned by MW or MW Designee received by Monogram shall be remitted to MW or MW Designee after receipt as quickly as the parties mutually determine to be reasonable. MW or MW Designee shall have the right to issue substitute credit cards for its own private label credit card program, or

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                        otherwise, on or after the effective date of
                        termination or, prior to the effective date of termination, on accounts not owned by Monogram or any Assignee, provided, however, MW shall permit Cardholders obligated in respect of Indebtedness and indebtedness owned by Monogram, MWCC and Assignees (other than Monogram Defaulted Indebtedness) to utilize Credit Cards. At any time before or at the effective date of termination, MW or MW Designee shall have the option to purchase (x) all Accounts and Indebtedness (other than Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement, it being understood that MWCC shall have the sale obligation with respect thereto) and (y) subject to all rights granted to the Signature Companies under the Signature License, the Customer List, all upon three (3) months prior written
                        notice to Monogram for a price equal to [        ]* on
                        the opening of business on such date, it being
                        understood that the [        ]* does not include for
                        this purpose the Indebtedness that has been participated to MW or MW Designee and it being further understood that, if this Agreement has terminated pursuant to SECTION 15.1(5), such notice period and purchase date may be shortened in a manner reasonable and fair to both parties under the circumstances. For the period subsequent to the period described in this subsection (iii), the parties shall mutually approve and agree to procedures to facilitate collection on Accounts and Indebtedness. In carrying out this subsection, MW or MW Designee shall bear all costs of complying with, and shall comply with, the laws applicable to Monogram because of their relationship with

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                        Monogram, including but not limited to 12 U.S.C.
                        Section 371c.

                  (iv) If MW chooses option (C) above, MW shall have no rights in the Accounts and Indebtedness after the effective date of termination, except to the extent set forth in
                        (C) above. In addition: (i) Monogram shall have the right (in addition to and retaining all other rights it may have under the terms of the Agreement or applicable law) to (x) liquidate the remaining Accounts in any lawful manner which may be expeditious or economically advantageous to Monogram, including by issuing (or authorizing an Affiliate of Monogram to issue) to Cardholders a replacement or substitute widely-accepted general purpose credit card, whether or not co-branded (provided that in no event shall such replacement or substitute card bear on its face a trademark, service mark or name of a retail competitor of MW or an Authorized Affiliate) and marketing (or authorizing the issuer to market) to the holders of such replacement or substitute cards in manners consistent with the practices with respect to such replacement or substitute cards, and (y) use the Licensed Marks in accordance with the terms of this Agreement to communicate with Cardholders during the License Term in connection with its collection efforts; and (ii) MW shall be obligated to (x) fulfill its obligations under
                        SECTION 3.4 for a period of twelve (12) months after termination, provided that the aggregate of such purchases shall not exceed the amount of such purchases for the twelve (12) months immediately prior to termination and (y) cooperate with Monogram in order to effectuate an orderly liquidation, including by accepting (at Monogram's request) for a period four (4) years

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                        after the effective date of termination any permitted
                        replacement or substitute credit cards issued by Monogram (or an Affiliate of Monogram).

              (3) If MW desires to elect to terminate this Agreement pursuant to SECTION 15.1(2):

                   (i)  MW shall not later than a date two hundred and seventy
                        (270) days from the earlier of the day Monogram notifies MW in writing that Monogram has decided not to raise the Maximum Aggregate Cardholders' Balance, or the date its response to a request for an increase is due (the "Response Date"), elect whether it chooses to terminate this Agreement, and if so, choose among the options described in SECTION 15.2(2)(i) above.
                        Monogram must respond to any request by MW to increase the Maximum Aggregate Cardholders' Balance within ninety (90) days after request or such longer period as permitted by MW.

                 (ii) If MW chooses either option (A) or (B) in SECTION 15.2(2)(i) above: (I) this Agreement shall continue in full force and effect (without any Maximum Aggregate Cardholders' Balance limitation on Monogram's obligation to make advances on behalf of Cardholders in respect of Indebtedness) until a date twelve (12) months from the Response Date at which time this Agreement will terminate (the "Termination Date"); (II) if option (A) is chosen, MW shall purchase, as of the opening of business on the Termination Date and subject to the restriction contained in SECTION 15.3 below, (x) all existing Accounts and Indebtedness (other than Accounts and Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement, it being understood that MWCC shall have the sale obligation with respect thereto) and (y) subject

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                        to all rights granted to the Signature Companies
                        under the Signature License, the Customer List,
                        all for a price equal to [        ]* on the opening
                        of business on such date, and Monogram shall continue to service such accounts and indebtedness and the Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement in the same manner and with the same degree of care with which it had serviced such Accounts and Indebtedness prior to the Termination Date
                        for a fee equal to [        ]* for a period of twelve
                        (12) months after the Termination Date (in which case such costs shall be computed in accordance with Monogram's Accounting Practices or the accounting practices of Monogram's servicer (as appropriate)). Neither Monogram nor its servicer shall change the components of such costs in anticipation of the effectiveness of these provisions, or immediately prior to or during such twelve (12) month period after the Termination Date, but such costs shall include additional out-of-pocket expenses to
                        Monogram or its servicer required for the servicing of accounts and indebtedness, other than transition costs, and payments received on accounts shall be remitted to MW on the next Business Day after receipt;
                        (III) if option (B) is chosen, Monogram shall provide the services described in SECTION 15.2(2)(iii) for the fee described therein, for a period of twelve (12) months after the Termination Date, and the other provisions of such SECTION 15.2(2)(iii) shall apply as if such period were the period prior to the effective date of termination

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                        referred to therein; (IV) at any time during and at the
                        end of the twelve (12) month period after the Termination Date, MW shall have the right to purchase and Monogram shall have the same obligation to sell (both subject to the restriction contained in SECTION
                        15.3 below) (x) all Accounts and Indebtedness (other than Accounts and Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement) and (y) subject to all rights granted to the Signature Companies under the Signature License, the Customer List, all as provided in SECTION 15.2(2)(iii) if option (B) is chosen; and (V) upon the expiration of the twelve (12) month period after the Termination Date or such earlier time during the twelve (12) month period after the Termination Date designated by MW on the Response Date or upon three (3) months prior written notice, MW shall have the same obligation to purchase such equipment, lease such facilities, employ such personnel and the same right to obtain a royalty-free license as set forth in SECTION 15.2(2)(ii) above. To the extent Monogram does not maintain, or cause to be maintained, all reasonably necessary equipment, facilities, or employees substantially dedicated to servicing such Accounts and Indebtedness as of the date of termination, Monogram shall, at the end of the twelve
                        (12) month period following the Termination Date, if MW so requests, relocate credit facilities and arrange the acquisition and delivery to MW of additional equipment, employees and operational systems, within reasonable commuting distance of the facilities being used, to enable MW to service accounts and indebtedness, including, without limitation, accounts and indebtedness thereafter arising, with minimal

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                        business disruption and in the same manner (including
                        Transparent Servicing) that Monogram was required to service Accounts and Indebtedness under this Agreement (i.e., substantially deliver a so-called "turn-key" operation). This shall not require Monogram to incur new capital expenditures, determined in accordance with GAAP. The reasonable costs which would not be capital expenditures under GAAP incurred in such transition (if related to nondedicated equipment, facilities and employees only), including, without limitation, costs of a computer operation (as to which the parties anticipate that the vast majority of costs, as determined in accordance with GAAP, would be capital costs) and costs of hiring new employees (including, to the extent Monogram does not employ sufficient employees for a turn-key operation, reasonable agency and recruitment fees), shall be shared equally by MW and Monogram. MW shall notify Monogram in writing whether it wishes such a turn-key operation on or prior to the Termination Date.

                 (iii) If MW chooses option (C) in SECTION 15.2(2)(i) above, this Agreement shall terminate as of the date which is ninety (90) days from the Response Date, and thereupon the provisions of SECTION 15.2(2)(i)(C) and (iv) shall apply. In addition, MW's obligations under SECTION 3.4 shall continue for a period of twelve (12) months after termination, provided that the aggregate of such purchases shall not exceed the amount of such purchases for the twelve (12) months immediately prior to termination.

              (4) If Monogram decides not to raise the Maximum Aggregate Cardholders' Balance and MW does not elect pursuant to SECTION 15.1(2) to terminate this Agreement as a result of such refusal (it being understood that MW shall still,

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even if it exercises the rights set forth below, have the right at any time thereafter to so elect to terminate this Agreement if a subsequent request to increase the Maximum Aggregate Cardholders' Balance is denied), this Agreement shall remain in full force and effect, subject to the following from and after the Response Date:

                  (i) In the event the Aggregate Cardholders' Balance (excluding for this purpose the portion of the Aggregate Cardholders' Balance owned by any Person other than MWCC, who has purchased such portion of the Aggregate Cardholders' Balances from Monogram on what is, effectively, a non-recourse basis (such non-recourse determination to be made by Monogram in its reasonable judgment)) exceeds ninety percent (90%) of the Maximum Aggregate Cardholders' Balance, at MW's option but subject to any restrictions reasonably deemed by Monogram as necessary to comply with law and/or banking regulations (A) random selections of whole Accounts (other than (x) Indebtedness sold to MWCC under the Credit Card Receivables Sale Agreement, it being understood that MWCC shall have the sale obligation with respect thereto, and (y) Monogram Defaulted Indebtedness and written off Accounts), shall be purchased or otherwise financed or disposed of by MW or MW Designee, and/or MW or MW Designee may establish new accounts for, and extend credit to, random selections of Persons who apply for Accounts such that the amount of Aggregate Cardholders' Balance is at all times no less than eighty percent (80%) of the Maximum Aggregate Cardholders' Balance, whereupon all rights to Accounts so transferred and, subject to the rights of the Signature Companies under the Signature License, related portions of the Customer List shall be transferred to MW or MW Designee and/or (B) MW may require Monogram to

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                        increase the minimum monthly payments on all or
                        specified Accounts (excluding any written off Accounts sold by Monogram), provided such higher minimum payments, if higher than those on Accounts on the Conversion Date, shall be implemented by Monogram unless such change shall cause Monogram or any Affiliate of Monogram involved in the Program to receive less than a fair and reasonable profit (the amount of which profit, if not agreed to by the parties, shall be determined by arbitration in accordance with the procedures set forth in SECTION
                        5.16 hereof).

                  (ii)  In the event that Monogram and/or its Affiliates own
                        less than [        ]* of the aggregate of
                        non-written-off Indebtedness and non-written-off indebtedness in connection with the Program owned by MW and/or MW Designee (which may result from a growth in aggregate indebtedness) when compared to the total sum of Indebtedness owned by Monogram and/or its Affiliates and indebtedness in connection with the Program owned by MW and/or MW Designee, a Person other than Monogram may at MW's election service accounts and indebtedness that were purchased and/or financed by MW pursuant to
                        (i) above or from MWCC in connection with such Accounts.

                 (iii) [Section intentionally omitted.]

                 (iv) If MW purchases Credit Card Agreements and Accounts and Indebtedness relating thereto pursuant to SECTION 15.2(4)(i)(A) above, it shall pay Monogram (A) a cash
                        purchase price therefor equal to [        ]*, and (B)
                        the unamortized portion of the reasonable marketing costs incurred by Monogram

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

                        and/or MWCC (or their respective servicers) in initially obtaining and opening such transferred Accounts. The amortization schedule and determination of the amount of marketing cost incurred by Monogram and/or MWCC (or their respective servicers) in obtaining and opening such transferred Accounts shall be mutually approved by the parties hereto on a reasonable basis. In such event Monogram will transfer to MW free and clear of all Liens created or caused by Monogram and/or its Affiliates the Account Documentation, Accounts and Indebtedness relating thereto in a manner similar to that in which such items were originally advanced upon by Monogram, and shall execute and cooperate in the filing by MW of all Code statements and other documents needed to so transfer such items. If MW or MW Designee establishes or holds new accounts pursuant to SECTION 15.2(4)(i)(A), and if such new accounts were generated through marketing efforts (as determined based on the source of account code) performed at the expense of Monogram or its servicer, MW shall pay to Monogram the marketing cost incurred by Monogram or its servicer allocable to each such new account. The amount of such allocable marketing cost shall be mutually approved by the parties hereto on a reasonable basis.

                  (v) Subject to the provisions of subsection (ii) above, if MW elects the option described in SECTION 15.2(4)(i)(A) above, Monogram or its designee shall collect and service any accounts in question for MW's or MW Designee's account in the manner Monogram collects and services the Accounts and Indebtedness and MW shall pay, or cause to be paid, to Monogram or its designee a service fee equal to its pro rata share of

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                        [        ]* Such costs shall be computed in accordance
                        with Monogram's Accounting Practices. Monogram shall not change the components of such costs in anticipation of the effectiveness of these provisions, or immediately prior to or after the effective time of this provision, but such costs shall include all additional out-of-pocket expenses to Monogram required for the servicing of accounts and indebtedness. Payments received on such accounts shall be remitted to MW on the next Business Day after receipt.

              (5)  Upon a termination of this Agreement by MW pursuant to
SECTION 15.1(3) due to an Monogram Default, MW may, if it so elects, choose among the options described in SECTION 15.2(2)(i) in which case the other provisions of SECTION 15.2(2) which correspond to the option selected shall apply except that the servicing period described in SECTION 15.2(2)(iii) shall instead be deemed to be a period commencing at the effective date of termination and ending two (2) years thereafter. The exercise of the rights set forth in this SECTION 15.2(5) by MW shall in no way limit its right to exercise any other rights or remedies available to it at law or in equity as a result of such Monogram Default.

              (6) If MW desires to elect to terminate this Agreement pursuant to SECTION 15.1(4), MW may, if it so elects, treat such termination in the same manner as provided in SECTION 15.2(3), exercise any of the rights set forth therein, and the "Response Date" as used therein shall be the date that MW elects to terminate this Agreement pursuant to SECTION 17.1(3), which termination will be effective on the date that is twelve (12) months after the Response Date (I.E., the Termination Date described in SECTION 15.2(3)) if MW elects option (A) or (B) under SECTION 15.2(2)(i). If MW does elect to exercise such rights pursuant to SECTION 15.2(3), Monogram shall cause all services provided by Monogram thereunder to be provided by and under the control of a Person other than a Competitor, except that mainframe computer services may be provided through a

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

Competitor if Monogram obtains a confidentiality agreement from the Competitor satisfactory to MW.

              (7) If this Agreement terminates pursuant to SECTION 15.1(7), such termination shall be without liability by one party to the other party.

         15.3. SECURITIZATION/PARTICIPATION. It is recognized that Monogram and/or its Assignees shall have the right to securitize, participate or otherwise finance or refinance Accounts, Indebtedness and/or any legal or beneficial interest therein, including (without prejudice to the generality of the foregoing) the right to vest in any Person through which Monogram and/or its Assignees elects to securitize, participate, finance or refinance the Accounts and Indebtedness as aforesaid such rights and obligations in connection with the administration of the Accounts and Indebtedness as shall be customarily vested in such Persons for such purposes or as Monogram and/or its assignees shall reasonably require or deem necessary for the purpose of effecting the aforesaid securitization, participation, financing or refinancing. The parties also recognize that certain provisions in SECTION 15.2 require Monogram to sell Accounts and/or service facilities to MW. SECTION 15.2 is to be read so as to be in harmony with the rights of and obligations to third parties in connection with financings described in the first sentence hereof. Notwithstanding any of the foregoing, Monogram shall maintain MW in substantially the same financial position as though MW's rights under or as a result of SECTION 15.2 were not affected by any securitization, participation, financing or refinancing, recognizing the obligation of the parties to minimize any adverse effect on MW.

16. EVENTS OF DEFAULT; RIGHTS AND REMEDIES

         16.1. MW DEFAULTS. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute a "MW Default" hereunder:

              (1)  MW shall fail to make any payment of any amount in excess of
[        ]* in the aggregate when due and payable or declared due and payable under this Agreement, and the same shall remain unremedied for a period of ten (10) Business Days after Monogram shall have made written demand therefor, or such longer period as may be required to resolve any good faith dispute as to whether any such amount is owed hereunder.

              (2) MW shall (a) fail or neglect to perform any of the covenants contained in SECTION 12.2 of this Agreement (provided that such failure or neglect shall occur on a repeated

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

and sustained basis with a conscious disregard of MW's obligations with respect thereto, and relate to laws and regulations governing Credit Card Agreements, Accounts and Indebtedness owned by Monogram), and such failure or neglect shall remain unremedied for a period of thirty (30) days after notice thereof by Monogram to MW, or if such failure or neglect is not reasonably susceptible of being cured within such thirty (30) day period, if MW fails to commence to cure such failure or neglect during such thirty (30) day period and diligently proceed to cure thereafter, or (b) intentionally refuse to submit Charge Slips or Credit Slips to Monogram as required by this Agreement with the intent to avoid its obligations hereunder (which intent will be deemed not to exist if there is a good faith dispute as to whether MW is so obligated to make such submissions), or (c) fail or neglect to perform any of the covenants of MW (including negative covenants) contained in SECTION 5.13(1) of this Agreement (provided such failure shall have a material adverse impact upon Monogram, its Affiliates or the Program) and such failure or neglect shall remain unremedied for a period of thirty (30) days after notice thereof by Monogram to MW, or if such failure or neglect is not reasonably susceptible of being cured within such thirty (30) day period, if MW fails to commence to cure such failure or neglect during such thirty (30) day period and diligently proceed to cure thereafter.

              (3) Any representation or warranty made by MW to Monogram pursuant to SECTIONS 8.1(a), 8.1(c), 8.2(a), 8.3(a), 8.3(b), 8.3(c), 8.3(f), 8.3
(last sentence), 8.4, or 8.5 of this Agreement shall not be true and correct in any material respect as of the date when made or, if applicable, restated and remade, and MW fails within thirty (30) days after notice thereof by Monogram to MW, to correct the underlying basis which causes the representation or warranty to be untrue, provided that in the case of SECTION 8.4, the thirty (30) day cure period shall not apply.

              (4) (a) Any material portion of the Accounts or Indebtedness then owned by Monogram shall be attached, seized, levied upon or subjected to a writ by a creditor of MW and such action is not being contested by or on behalf of MW in good faith, which contest shall include providing such security as may be reasonably necessary to protect Monogram, or (b) any material portion of the Accounts or Indebtedness then owned by Monogram shall come within the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors of MW and such action is not being contested by or on behalf of MW in good faith, which contest shall include providing such security as may be reasonably necessary to protect Monogram.

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              (5)  MW shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against MW seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceedings instituted against MW (but not instituted by it), either such proceedings shall remain undismissed or unstayed for a period of sixty (60) days or any such adjudication or relief sought occurs; or MW shall take any corporate action to authorize any of the actions set forth in this subsection.

              (6)  [Section Intentionally Omitted.]

              (7)  [Section Intentionally Omitted.]

              (8)  MW assigns the Agreement in a manner not permitted by
SECTION 17.1.

              (9) In connection with any of MW's indebtedness on money borrowed, either (a) the holder or holders of such indebtedness shall accelerate all of the outstanding balance thereof and the amount accelerated shall be
greater than or equal to [        ]*, or (b) any scheduled payments of principal
or interest in an aggregate amount in excess of [        ]* shall remain unpaid
for a period longer than one hundred twenty (120) days beyond the date due.

              (10) MW shall have committed an MW Default under the Account-Related Agreement.

         16.2. MONOGRAM DEFAULTS. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute a "Monogram Default" hereunder:

              (1)  Monogram shall fail (other than a failure on an isolated and
unintentional basis) to make payments in excess of [        ]* in the aggregate
when required by SECTION 3 of this Agreement.

              (2)  Monogram shall fail to make any payment (other than payments
covered by (1) above) of any amount in excess of [        ]* in the aggregate
when due and payable or declared due and payable under this Agreement,

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

and the same shall remain unremedied for a period of ten (10) Business Days after MW shall have made written demand therefor, or such longer period as may be required to resolve any good faith dispute as to whether any such amount is owed hereunder.

              (3) Monogram shall fail or neglect to perform any of the covenants contained in SECTION 13.1 of this Agreement (provided that such failure or neglect shall occur on a repeated and sustained basis with a conscious disregard of Monogram's obligations with respect thereto and relate to laws and regulations governing Credit Card Agreements, Accounts and Indebtedness), and such failure or neglect shall remain unremedied for a period of thirty (30) days after notice thereof by MW to Monogram, or if such failure or neglect is not reasonably susceptible of being cured within such thirty (30) day period, if Monogram fails to commence to cure such failure, neglect or refusal during such thirty (30) day period and diligently proceed to cure thereafter.

              (4) Any representation or warranty made by Monogram pursuant to SECTIONS 9.1(a), 9.1(b), 9.2(a), 9.2(b), 9.2(c), 9.2(f), 9.2 (last sentence), or
9.3 of this Agreement shall not be true and correct in any material respect as of the date when made or reaffirmed, and Monogram fails within thirty (30) days after notice thereof by MW to Monogram, to correct the underlying basis which causes the representation or warranty to be untrue, provided that in the case of
SECTION 9.3, the thirty (30) day cure period shall not apply.

              (5) (a) Any material portion of the Accounts or Indebtedness shall be attached, seized, levied upon or subjected to a writ by a creditor of Monogram and such action is not being contested by or on behalf of Monogram in good faith, which contest shall include providing such security as may be reasonably necessary to protect MW, or (b) any material portion of the Accounts or Indebtedness shall come within the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors of Monogram and such action is not being contested by or on behalf of Monogram in good faith, which contest shall include providing such security as may be reasonably necessary to protect MW.

              (6) Monogram shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Monogram seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or

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

seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceedings instituted against Monogram (but not instituted by it), either such proceedings shall remain undismissed or unstayed for a period of sixty (60) days or any such adjudication or relief sought occurs; or Monogram shall take any corporate action to authorize any of the actions set forth in this subsection.

              (7)  [Section Intentionally Omitted.]

              (8)  [Section Intentionally Omitted.]

              (9) Monogram assigns this Agreement in a manner not permitted by SECTIONS 17.1.

              (10) A party other than MW shall have committed a MWCC Default under the Account-Related Agreement.

         16.3. MONOGRAM REMEDIES. If any MW Default shall have occurred and be continuing:

              (1) Monogram, in its discretion, upon written notice to MW, may terminate this Agreement.

              (2) In addition to (1) above, Monogram may exercise any other rights or remedies available to it at law or in equity, subject to the terms of this Agreement.

         16.4. MW REMEDIES. If any Monogram Default shall have occurred and be continuing:

              (1) MW, in its discretion, upon written notice to Monogram, may terminate this Agreement.

              (2) In addition to (1) above, MW may exercise any other rights or remedies available to it at law or in equity, subject to the terms of this Agreement.

17. MISCELLANEOUS

         17.1. TERMINATION OF INTERIM AGREEMENT; COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT; ASSIGNMENT AND SALE OF INTEREST.

              (1) The Interim Agreement shall terminate on the Closing Date (which termination shall be effective as of the date hereof) or such other date agreed to by the parties effective as of the date agreed to by the parties.

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              (2)  This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended, except by an agreement in writing signed by Monogram and MW.

              (3) MW may not sell, assign, or transfer any of its rights, titles, interests, remedies, duties, obligations or powers hereunder except to a successor to substantially all of its business (including, without limitation, such a successor that is an Affiliate of MW), and MW shall assign this Agreement to any successor to substantially all of its business. Monogram may not sell, assign or transfer any of its rights, titles, interests, remedies, duties, obligations or powers hereunder, except to an affiliate (including by way of merger of Monogram into GE Capital), or as provided in SECTION 5.11 or subsection (4) below, provided any transfer to an Affiliate or as set forth in such section or subsection are all subject to the limitations set forth in any such section and subsection. Neither party shall be obligated to any such assignee or transferee until it receives notice of the assignment or transfer. Any assignments or transfers hereunder shall not relieve the assigning or transferring party from its obligations under this Agreement, and shall not relieve any guarantor of its obligations, which guarantor shall as a condition of the effectiveness of the assignment acknowledge in writing the continuing validity of its guaranty. The assignee or transferee of this Agreement shall assume, by instrument reasonably acceptable to the other party to this Agreement, the assignor's obligations hereunder.

              (4) Upon a sale of the entire retail credit department of GE Capital ("Retailer Department"), this Agreement may be assigned to the purchaser of the Retailer Department ("Purchaser"), provided, however, that if such Purchaser is a Competitor, or if a Competitor becomes an Affiliate of Monogram or otherwise directly or indirectly controls Monogram or Monogram's rights or obligations under this Agreement, MW may at any time thereafter elect to terminate this Agreement. Furthermore, upon assignment of this Agreement to a Purchaser, the Guaranty shall continue for the unexpired term of this Agreement calculated as if a notice of termination was served at the time of assignment. The Purchaser shall assume the obligations of Monogram under this Agreement, and GE Capital shall, as a condition to the effectiveness of the assignment, confirm the continuing validity of the Guaranty hereof, all by instruments reasonably acceptable to MW. Monogram will not be relieved of its obligations hereunder in the event of such an assignment. In the event GE Capital wishes to sell the Retailer Department, it will give MW at least sixty (60) days prior written notice and allow MW to submit an offer to purchase the Retailer Department.

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              (5)  After assignment or transfer by Monogram, as provided in (3)
or (4) above, Transparent Servicing shall continue.

         17.2. [SECTION INTENTIONALLY OMITTED.]

         17.3. [SECTION INTENTIONALLY OMITTED.]

         17.4. [SECTION INTENTIONALLY OMITTED.]

         17.5. NO WAIVER. Either party's failure, at any time or times, to require strict performance by the other of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance therewith. Any suspension or waiver by either party of a default shall not suspend, waive or affect any other default, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the parties contained in this Agreement and no MW Default or Monogram Default pursuant to this Agreement shall be deemed to have been suspended or waived by any party hereto, unless such suspension or waiver is by an instrument in writing signed by such party.

         17.6. REMEDIES. The parties' rights and remedies pursuant to this Agreement shall, subject to the provisions hereof, be cumulative and nonexclusive of any other rights and remedies which they may have pursuant to any other agreement, by operation of law, or otherwise.

         17.7. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         17.8. PARTIES. This Agreement shall be binding upon, and inure to the benefit of, the permitted successors and permitted assigns of each party hereto.

         17.9. AUTHORIZED SIGNATURE. Until notified to the contrary by the authorizing party, the signature upon any document or instrument delivered pursuant hereto of a respective officer of MW or Monogram listed in EXHIBIT 17.9 hereto shall bind such party and be deemed to be the act of such party affixed

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pursuant to and in accordance with resolutions duly adopted by the Board of
Directors of such party.

         17.10. GOVERNING LAW. This Agreement and the obligations arising pursuant hereto shall, in all respects, including all matters of construction, validity, and performance, be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state and any applicable laws of the United States of America. MW and Monogram agree to submit to personal jurisdiction and to waive any objection as to venue of the federal or state courts in the State of New York. Service of process on MW or Monogram in any action arising out of or relating to this Agreement shall be effective upon receipt thereof if sent or delivered to MW or Monogram, as the case may be, in accordance with SECTION 17.11 hereof. Nothing herein shall preclude MW or Monogram from bringing suit or taking other legal action in any other jurisdiction.

         17.11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (1)  If to Monogram, at

                        Monogram Credit Card Bank of Georgia
                        7840 Roswell Road
                        Building 100, Suite 210
                        Atlanta, Georgia  30350
                        Attn:  President

              with a copy to

                        General Electric Capital Corporation
                        260 Long Ridge Road
                        Stamford, Connecticut  06904
                        Attn:  RFS Legal Department


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

         (2)  If to MW, at

                        Montgomery Ward & Co., Incorporated
                        619 W. Chicago Avenue

                        Chicago, Illinois  60671
                        Attn:  Secretary

              with a copy to

                        Montgomery Ward & Co., Incorporated
                        619 W. Chicago Avenue
                        Chicago, Illinois  60671
                        Attn:  Chief Financial Officer

or at such other address or to such other addressees as may be substituted or added by notice given by the party to receive such notice as herein provided. The giving of any notice required pursuant hereto may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication pursuant hereto shall be deemed to have been duly given or served on the date on which personally delivered or three (3) Business Days after mailing.

         17.12. CONFIDENTIALITY.

              (1) Subject to the provisions of SECTION 5.3 of this Agreement, each party hereto shall on and after the Conversion Date hold in confidence any proprietary information obtained from any other party hereto in connection with this Agreement and shall not disclose the same to any third party, except that disclosure to an Affiliate of MW or Monogram or to Valuevision International, Inc. is allowed. The parties' duty of confidentiality hereunder is specifically intended to apply to the Customer List and credit file maintained in connection with Cardholders (both of which shall be deemed proprietary information). MW agrees that the financial terms of this Agreement are considered proprietary to Monogram and will not be disclosed (except in the circumstances described in subsections (b) and (c) below) to any Person if there are practical ways, after discussion with Monogram, of avoiding such disclosure. Nothing contained herein shall limit the right of either party to disclose any information (a) as required by law or by judicial or administrative process or to appropriate regulatory authorities, (b) as such information is or becomes public knowledge,
(c) to the extent that such information is disclosed to recover the Indebtedness or amounts owing hereunder from another party hereto, (d) for legitimate business purposes, including but not limited to purposes relating to any securitization, participation, securities filings or in connection with providing information to auditors, prospective purchasers and lenders (provided that, to the extent that any party determines to disclose the Customer List in a manner authorized by this Agreement, the disclosing party shall use best efforts to obtain

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

from the party to whom the information is being disclosed a written confidentiality agreement), and (e) subject to the provision of SECTION 5.3, with the prior written consent of the party whose information is proprietary, pursuant to an agreement between the Person to whom the information is being disclosed and the party whose information is proprietary, satisfactory in form and content to such latter party as to the confidentiality of such proprietary information and reasonable liquidated damages (which liquidated damages for the use of the credit file shall initially be based on SCHEDULE 5.3 annexed hereto, as such schedule may be modified as provided in SECTION 5.3) to be paid for a violation thereof, provided, however, that prior to disclosing any proprietary information of another party hereto to any Person, the party making such disclosure shall notify the appropriate party of the nature of such disclosure and of the fact that such disclosure will be made.

              (2)  The parties acknowledge and agree that: (i) the Customer
List is commercially and competitively valuable; (ii) by this SECTION 17.12, the parties are taking reasonable steps to protect legitimate interests in the Customer List; and (iii) the restrictions on the parties under this Agreement relating to the Customer List are reasonably necessary in order to protect legitimate interests in the Customer List.

         17.13. PAYMENTS. All payments to be made hereunder shall be made in lawful money of the United States in immediately available federal funds to an account designated by the other party. Except as expressly provided herein, if any amount due hereunder is not paid when due and owing, the party failing to make such payment agrees to pay, on demand, a charge equal to the Prime Rate on the date due and owing, or the Business Day immediately following such date, as
it from time to time changes thereafter, [        ]* on such amount until such
amount is paid in full.

         17.14. [SECTION INTENTIONALLY OMITTED.]

         17.15. SECTION TITLES. The section titles, table of contents and list of exhibits and schedules contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         17.16. COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                                         133







*Confidential treatment has been requested with respect to this information.

         17.17. DISCLOSURE. Disclosure of information on any schedule or exhibit hereto shall be deemed to be a disclosure for all purposes of this Agreement.

         17.18. ESTOPPEL CERTIFICATES. Each party shall furnish to the other, as requested from time to time by the other, estoppel certificates stating (or specifying exceptions thereto) that this Agreement is in full force and effect, that such party has no knowledge of any failure by either party to perform its obligations hereunder, and such other matters as may be reasonably requested by the other.

         17.19. FOREIGN STORES. Accounts and Indebtedness shall not, without the prior written approval of Monogram, include Accounts or Indebtedness arising out of Merchandise sold in MW's stores outside of the United States of America.

         17.20. [SECTION INTENTIONALLY OMITTED.]

         17.21. THIRD PARTY BENEFICIARIES. No third party shall have any rights under this Agreement except for successors and permitted assigns.

         17.22. FORCE MAJEURE. Except as otherwise expressly provided herein, except with respect to Sections 11.1(b) and 11.2(b), and except with respect to payments to be made by either party, neither party shall be responsible for any failure or delay in performance of its obligations under this Agreement because of circumstances beyond its control including, but not limited to, acts of God, flood, criminal acts, fire, riot, computer viruses, computer hackers, accident, strikes or work stoppages for any reason, embargo, war or civil disturbances; PROVIDED, HOWEVER, that such party took reasonable action to avoid such events and such party acts reasonably to mitigate the effects of such events.

         17.23. CLOSING. The closing of this transaction and any related transactions involving Affiliates of Monogram shall be held on the Closing Date in the offices of Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York 10153 or such other place or places agreed to by the parties.

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


         IN WITNESS WHEREOF, this Agreement has been duly executed on December 20, 1996, effective as of April 1, 1996.

                        MONOGRAM CREDIT CARD BANK OF GEORGIA




                        By:
                            -----------------------------------

                                  Name:
                                  Title:


                        MONTGOMERY WARD & CO., INCORPORATED




                        By:
                            -----------------------------------

                                  Name:
                                  Title:

                    GUARANTY OF BANK CREDIT CARD PROGRAM AGREEMENT



         THIS GUARANTY made as of this 1st day of April, 1996, by General Electric Capital Corporation (hereinafter referred to as "Guarantor"), in favor of Montgomery Ward & Co., Incorporated (hereinafter referred to as "MW").


                                       RECITALS


    A. Monogram Credit Card Bank of Georgia (herein referred to as "Monogram"), is desirous of entering into that certain Bank Credit Card Program Agreement of even date herewith ("Agreement").

    B.   Guarantor owns all of the outstanding capital stock of Monogram.

    C. MW has declined to enter the Agreement unless Guarantor guarantees the obligations of Monogram under the Agreement.

    NOW, THEREFORE, to induce MW to enter the Agreement, Guarantor hereby agrees as follows:

    1. UNCONDITIONAL GUARANTY. Guarantor unconditionally guarantees to MW and the successors and assigns of MW the full and punctual payment, performance and observance by Monogram, of all the terms, covenants, conditions and indemnifications in the Agreement contained on Monogram's part to be kept, performed or observed. If, at any time, default shall be made by Monogram in the performance or observance of any of the terms, covenants, conditions or indemnifications in the Agreement contained on Monogram's part to be kept, performed or observed Guarantor will keep, perform and observe the same, as the case may be, in place and stead of Monogram.

    2. WAIVER OF NOTICE; NO RELEASE OF LIABILITY. Any act of MW, or the successors or assigns of MW, consisting of a waiver of any of the terms or conditions of the Agreement, or the giving of any consent to any matter or thing relating to the Agreement, or the granting of any indulgences or extensions of time to Monogram, may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder. The obligations of Guarantor hereunder shall not be released by MW's receipt, application or release of any security given for the performance and observance of covenants and conditions in the Agreement contained on Monogram's part to be performed or observed, nor by any modification of the Agreement. The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Monogram in any creditors, receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of liability of Monogram or the estate of Monogram in bankruptcy, or of any remedy for the enforcement of Monogram's liability under the Agreement, resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Agreement in any such proceedings; (d) any disability or other defense of Monogram except as otherwise provided in the Agreement; (e) the cessation from any cause whatsoever of the liability of Monogram except or otherwise provided in the Agreement; or (f) the exercise by MW of any rights or remedies reserved to MW under the Agreement, provided or permitted by law, or by reason of any termination of the Agreement.

    3. JOINDER; STATUTE OF LIMITATIONS. Guarantor agrees that it may be joined in any action against Monogram in connection with the obligations of Monogram under the Agreement as guaranteed by this Guaranty and recovery may be had against Guarantor in any such action, or MW may enforce the obligations of Guarantor hereunder without first taking any action whatsoever against Monogram or its successors and assigns, or pursue any other remedy or apply any security it may hold.

    4. DE FACTO SUBSTITUTION. In the event this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, or in the event of any limitation of liability of Guarantor hereon other than as expressly provided herein, then Guarantor shall be deemed to be a party under the Agreement with the same force and effect as if Guarantor were expressly named as a joint and several party with Monogram therein with respect to the obligations of Monogram thereunder hereby guaranteed.

    5. AMENDMENT OR ASSIGNMENT OF AGREEMENT. The provisions of the Agreement may be changed, modified, amended or waived by agreement between MW and Monogram at any time, or by course of conduct, without the consent of or without notice to Guarantor, including but not limited to, any agreement to increase the "Maximum Aggregate Cardholders' Balance" (as such quoted term is defined in the Agreement) thereunder. This Guaranty shall guarantee the performance of the Agreement as so changed, modified, amended or waived, including but not limited to, any increase in the "Maximum Aggregate Cardholders' Balance". Any assignment of the Agreement shall not affect this Guaranty and if MW disposes of its interest in the Agreement, "MW", as used in this Guaranty, shall mean MW's successors and assigns.

    6. DEFENSE OF MONOGRAM. Guarantor waives any defense by reason of any legal disability of Monogram, and further waives any presentments, and notices of acceptance of this Guaranty as well as all notices of the existence, creation, or incurring of new or additional obligations under the Agreement.

    7. NO WAIVER BY MONOGRAM. No delay on the part of MW in exercising any right hereunder or under the Agreement shall operate as a waiver of such right or of any other right of MW hereunder or under the Agreement, nor shall any delay, omission or waiver on any one occasion be deemed a waiver of the same or any other right on any other future occasion.

    8. WHOLE AGREEMENT. This instrument constitutes the entire agreement between MW and Guarantor with respect to the subject matter hereof, supersedes all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and MW.

    9. APPLICABLE LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois.

    10. GUARANTOR'S SUCCESSORS. Guarantor's obligations under this Guaranty shall be binding on the successors, legal representatives and assigns of Guarantor. Guarantor shall not be released by any assignment or delegation by it of its obligations hereunder.

    11. ATTORNEYS' FEES. If MW is required to enforce Guarantor's obligations hereunder, Guarantor shall pay to MW all costs incurred, including without limitation, reasonable attorneys' fees.

    12. CAPTIONS. The paragraph headings appearing herein are for purposes of identification and reference only and shall not be used in interpreting this Guaranty.

    13. INTERPRETATIONS; SEVERABILITY. It is agreed that if any provision of this Guaranty or the application of any provision to any person or any circumstance shall be determined to be invalid or unenforceable, such determination shall not affect any other provisions of this Guaranty or the application of such provision to any other person or circumstance, all of which other provisions shall remain in full force and effect. It is the intention of the parties hereto that if any provision of this Guaranty is capable of two constructions, one of which would render the provision valid, the provision shall have the meaning which renders it valid.

    14. EXTENSION AND RENEWALS. This Guaranty shall apply to the Agreement, any extension or renewal thereof, and to any extended term following the term granted in the Agreement, or any extension or renewal thereof, subject to the provision of SECTION 17.1(3) of the Agreement which may limit the period of the Guaranty in certain circumstances where Guarantor has sold the entire retail credit department, all as more fully set forth therein.

    15. NOTICES. Notices shall be given pursuant to the Guaranty in the same manner as given in the Agreement.

    16. CONFIDENTIALITY. Guarantor shall comply, and shall cause all of its "Affiliates" (as such quoted term is defined in the Agreement) to comply, with the confidentiality provisions contained in the Agreement which are imposed on Monogram.

    ACKNOWLEDGEMENT; ENFORCEABILITY. GUARANTOR REPRESENTS AND WARRANTS TO MW THAT GUARANTOR HAS READ THIS GUARANTY AND UNDERSTANDS THE CONTENTS HEREOF AND THAT THIS GUARANTY IS ENFORCEABLE AGAINST GUARANTOR IN ACCORDANCE WITH ITS TERMS.

    IN WITNESS WHEREOF, Guarantor has executed this Guaranty on December 20, 1996, effective as of April 1, 1996.

                        Guarantor:

                        GENERAL ELECTRIC CAPITAL CORPORATION


                        By:

                        Name:
                        Title: